ANNUAL REPORT


[HARBOR FUND LOGO]

OCTOBER 31, 2002


-----------------------------------------
HARBOR FUND

TABLE OF CONTENTS

                                  ANNUAL REPORT OVERVIEW                                   2

                                  LETTER FROM THE CHAIRMAN                                 4

                                  HARBOR DOMESTIC EQUITY FUNDS
                                  MANAGERS' COMMENTARY
                                    Harbor Capital Appreciation Fund                       6
                                    Harbor Mid Cap Growth Fund                             6
                                    Harbor Growth Fund                                     7
                                    Harbor Small Cap Growth Fund                           7
                                    Harbor Large Cap Value Fund                            8
                                    Harbor Mid Cap Value Fund                              8
                                    Harbor Small Cap Value Fund                            9
                                  PORTFOLIO OF INVESTMENTS
                                    Harbor Capital Appreciation Fund                      10
                                    Harbor Mid Cap Growth Fund                            12
                                    Harbor Growth Fund                                    14
                                    Harbor Small Cap Growth Fund                          16
                                    Harbor Large Cap Value Fund                           18
                                    Harbor Mid Cap Value Fund                             20
                                    Harbor Small Cap Value Fund                           22
                                  STATEMENT OF ASSETS AND LIABILITIES                     24
                                  STATEMENT OF OPERATIONS                                 25
                                  STATEMENT OF CHANGES IN NET ASSETS                      26
                                  FINANCIAL HIGHLIGHTS                                    28

                                  HARBOR INTERNATIONAL EQUITY FUNDS
                                  MANAGERS' COMMENTARY
                                    Harbor International Fund                             30
                                    Harbor International Fund II                          30
                                    Harbor International Growth Fund                      31
                                    Harbor Global Equity Fund                             31
                                  PORTFOLIO OF INVESTMENTS
                                    Harbor International Fund                             32
                                    Harbor International Fund II                          34
                                    Harbor International Growth Fund                      36
                                    Harbor Global Equity Fund                             38
                                  STATEMENT OF ASSETS AND LIABILITIES                     41
                                  STATEMENT OF OPERATIONS                                 42
                                  STATEMENT OF CHANGES IN NET ASSETS                      44
                                  FINANCIAL HIGHLIGHTS                                    46
                                  HARBOR FIXED INCOME FUNDS
                                  MANAGERS' COMMENTARY
                                    Harbor Bond Fund                                      48
                                    Harbor Short Duration Fund                            48
                                    Harbor Money Market Fund                              49
                                  PORTFOLIO OF INVESTMENTS
                                    Harbor Bond Fund                                      50
                                    Harbor Short Duration Fund                            58
                                    Harbor Money Market Fund                              60
                                  STATEMENT OF ASSETS AND LIABILITIES                     61
                                  STATEMENT OF OPERATIONS                                 62
                                  STATEMENT OF CHANGES IN NET ASSETS                      63
                                  FINANCIAL HIGHLIGHTS                                    64

                                  NOTES TO FINANCIAL STATEMENTS                           66

                                  REPORT OF INDEPENDENT AUDITORS                          78

                                  ADDITIONAL INFORMATION                                  79

                                DOMESTIC EQUITY
                              INTERNATIONAL EQUITY
                                  FIXED INCOME

HARBOR FUND
ANNUAL REPORT OVERVIEW (UNAUDITED)

Harbor Fund completed its most recent fiscal year on October 31, 2002. The total annual return is shown below for each of the 14 portfolios. All performance figures for the Harbor Funds assume the reinvestment of dividends and capital gains. The section below entitled Market Indices Long-Term Total Return reflects the 30-year returns for unmanaged indices, which are included as an indication of longer-term potential associated with taking different levels of market risk. The unmanaged indices do not reflect fees and expenses and are not available for direct investment. Performance data quoted represents past performance and is not predictive of future performance.

                                                                TOTAL RETURN FOR
                                                                   YEAR ENDED
                                                                   10/31/2002
                                                                ----------------
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund..........................         -20.20%
  Harbor Mid Cap Growth Fund................................         -26.77
  Harbor Growth Fund........................................         -35.53
  Harbor Small Cap Growth Fund..............................         -11.01
  Harbor Large Cap Value Fund...............................         -11.83
  Harbor Mid Cap Value Fund.................................         -16.70(a,c)
  Harbor Small Cap Value Fund...............................          -0.10(b,c)
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................................          -3.19%
  Harbor International Fund II..............................          -5.73
  Harbor International Growth Fund..........................         -20.13
  Harbor Global Equity Fund.................................         -17.94
HARBOR FIXED INCOME FUNDS
  Harbor Bond Fund..........................................           5.87%
  Harbor Short Duration Fund................................           3.67
  Harbor Money Market Fund..................................           1.59

COMMONLY USED MARKET INDICES
  Standard & Poor's 500 (S&P 500); domestic equity..........         -15.11%
  Wilshire 5000; entire U.S. stock market...................         -13.41
  Russell 1000(R) Growth; large cap, domestic equity........         -19.62
  Russell Midcap(R) Growth; domestic equity.................         -17.61
  Russell 2000(R) Growth; small cap, domestic equity........         -21.57
  Russell 1000(R) Value; large cap, domestic equity.........         -10.02
  Russell Midcap(R) Value; domestic equity..................          -2.97
  Russell 2000(R) Value; small cap, domestic equity.........          -2.53
  Morgan Stanley Capital International Europe, Australasia,
    and Far East (EAFE); international equity...............         -13.21
  Morgan Stanley Capital International Europe, Australasia,
    and Far East Growth (EAFE Growth); international
    equity..................................................         -11.69
  Morgan Stanley Capital International World Index (MSCI
    World); global equity...................................         -14.85
  Lehman Brothers Aggregate (LB AGG); domestic bonds........           5.89
  Salomon Treasury 1 YR CMI; domestic bonds.................           3.26
  90-Day U.S. Treasury Bills (T-Bills); domestic
    short-term..............................................           1.76

                                                                    30 YEARS
                                                                   1972-2001
                                                                  ANNUAL RATES
MARKET INDICES LONG-TERM TOTAL RETURN                             ------------
(as of December 31, 2001)
  S&P 500...................................................         12.24%
  Wilshire 5000.............................................         12.02
  EAFE......................................................         10.44
  MSCI World................................................         10.12
  Domestic Bonds (intermediate and long)(1).................          8.77
  T-Bills...................................................          7.04
  Consumer Price Index......................................          4.98

HARBOR FUND
ANNUAL REPORT OVERVIEW (UNAUDITED)--CONTINUED

                                                                HARBOR FUND EXPENSE RATIOS(2)
                                                -------------------------------------------------------------      MORNINGSTAR
                                                1998          1999         2000         2001           2002         MEDIAN(3)
                                                ----          ----         ----         ----           ----      ----------------
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund..........    0.68%         0.66%        0.64%        0.66%          0.69%           1.00%
  Harbor Mid Cap Growth Fund................     N/A          N/A          N/A          1.20           1.20            1.15
  Harbor Growth Fund........................    1.00          0.90         0.87         0.95           1.08            1.15
  Harbor Small Cap Growth Fund..............     N/A          N/A          N/A          1.20           0.95            1.25
  Harbor Large Cap Value Fund...............    0.79          0.76         0.80         0.77           0.77            0.94
  Harbor Mid Cap Value Fund.................     N/A          N/A          N/A          N/A            1.20(a,d)       1.16
  Harbor Small Cap Value Fund...............     N/A          N/A          N/A          N/A            1.20(b,d)       1.22
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................    0.94%         0.92%        0.92%        0.91%          0.87%           1.25%
  Harbor International Fund II..............    1.15          0.92         0.92         0.89           1.08            1.25
  Harbor International Growth Fund..........    0.96          0.91         0.89         0.89           0.95            1.26
  Harbor Global Equity Fund.................     N/A          N/A          N/A          1.20(d,e)      1.20            1.40
HARBOR FIXED INCOME FUNDS
  Harbor Bond Fund..........................    0.65%         0.60%        0.60%        0.56%          0.58%           0.66%
  Harbor Short Duration Fund................    0.36          0.28         0.28         0.27           0.31            0.65
  Harbor Money Market Fund..................    0.57          0.46         0.47         0.38           0.36             N/A

   ------------------

   1 LB AGG not available for 30 year period; blended historical data used to approximate total Bond Market Return.

   2 Harbor Fund expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements (see Financial Highlights).

   3 Includes all no-load funds with at least five years of performance history in the September 30, 2002 Morningstar Universe with the same investment style as the comparable Harbor Fund portfolio.

   a  For the period March 1, 2002 (inception) through October 31, 2002.

   b  For the period December 14, 2001 (inception) through October 31, 2002.

   c  Unannualized.

   d  Annualized.

   e  For the period February 1, 2001 (inception) through October 31, 2001.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

     Equity markets were under considerable downward pressure throughout much of the fiscal year ending October 31, 2002 as financial markets continued to correct for the excesses of the late 1990s. Even though equity markets started to improve late in the fiscal year, several major equity indices appear to be headed for a rare third straight calendar year of declines. For example, barring a sharp improvement by December 31, 2002, one of the best known indices, the Standard & Poor's 500 Index, will record three straight years of declines for only the third time in its history and the first time since the beginning of World War II.

     The bear market that began in March 2000 affected virtually all equity markets, reflecting the adverse effects of a number of factors that by now are well known to all investors. Even though the U.S. economy is recovering from the contraction of the first three quarters in 2001, the worldwide economic environment remains uncertain, corporate earnings continue to be weak and the threat of war with Iraq weighs on investor confidence.

     As shown in the following summary table, in this financial climate, equity indices for all major investment styles and market capitalizations declined for the fiscal year while major fixed income indices posted positive total returns.

                                                                TOTAL RETURN FOR PERIODS ENDED 10/31/2002
                                                                ------------------------------------------
                                                                1 YEAR          5 YEARS          10 YEARS
                                                                ------          -------          --------
Wilshire 5000 (entire U.S. stock market)....................    -13.41%            0.11%             9.36%
S&P 500 (large cap stocks)..................................    -15.11             0.73              9.88
Russell 1000(R) Growth (large cap stocks)...................    -19.62            -2.45              7.47
Russell 1000(R) Value (large cap stocks)....................    -10.02             2.29             11.24
Russell 2000(R) (small cap stocks)..........................    -11.57            -1.70              8.01
EAFE (foreign stocks).......................................    -13.21            -3.12              4.05
LB AGG (taxable investment grade bonds).....................      5.89             7.43              7.47
T-bills (proxy for money market returns)....................      1.76             4.39              4.53

     In this difficult market environment, Harbor International Fund and Harbor Small Cap Growth Fund both outperformed their respective benchmarks by substantial margins for the fiscal year, as did Harbor Small Cap Value Fund for the period from its inception on December 14, 2001 through October 31, 2002. Although several Harbor equity funds outperformed their benchmarks, all had negative absolute returns in these severe market conditions. Harbor's fixed income funds all had positive total returns for the fiscal year. Harbor Bond Fund produced the best absolute return within the Harbor Fund family as it did in the prior fiscal year.

DIVERSIFICATION

     The difficult equity markets of the last few years remind all of us that investing involves risk. One widely recognized approach to reducing risk is through diversification. Allocating assets to domestic and international stock funds, as well as to fixed income funds is one method of achieving diversification and reducing risk.

     Many Harbor Fund investors already understand the benefits of diversification. Despite the extremely challenging stock market conditions that have persisted over the past two and a half years, many Harbor Fund shareholders have demonstrated a remarkable ability to remain focused on their long-term financial goals and committed to their investment strategies. In fact, despite the persistence of extremely negative market sentiment throughout the bear market, net cash inflows into the Harbor funds have made the past year one of the strongest in our history. More importantly, about 70% of the inflows in the last fiscal year were to domestic and international stock funds with 30% to fixed income funds, suggesting a strong understanding of asset allocation and diversification. We applaud your ability to maintain a long-term perspective and we extend to you our deepest appreciation for your continued confidence during these difficult times.

SHAREHOLDER FOCUS

     At Harbor Fund, all of our activities have a common theme--serving the best interests of our shareholders. With that objective in mind, we took a number of steps during the past year to provide new investment choices, make our funds more readily available to investors, streamline our fund lineup, and improve shareholder services.

NEW FUNDS

     To complement our established domestic value stock product, Harbor Large Cap Value Fund, we launched two new funds, Harbor Small Cap Value Fund and Harbor Mid Cap Value Fund, during the past fiscal year. While the managers of these new funds have only brief performance records with Harbor, they have extensive experience in asset management, primarily on behalf of institutional clients and high-net-worth individuals. As the newest additions to the Harbor lineup, their services are now available to investment accounts of all sizes. The addition of these new funds also enables us to offer investors the opportunity to diversify their domestic investments across the complete spectrum of large, mid and small cap growth and value funds.

     In addition, we are pleased to announce the launch of the Harbor High-Yield Bond Fund, effective December 1, 2002. The Fund will be managed by Shenkman Capital Management, Inc. (Shenkman Capital), New York City, which specializes exclusively in high-yield investments and has over $6 billion in high-yield assets under management. This new fund provides individual investors with access to Shenkman Capital's expertise for the first time in the firm's history. Mark
R. Shenkman, president and founder of Shenkman Capital, is widely recognized for his experience in high-yield asset management and co-authored High Yield Bonds:
Market Structure, Portfolio Management and Credit Risk Modeling, one of the most comprehensive textbooks devoted exclusively to the high-yield market.

FUND MERGERS

     After the close of business on October 31, 2002, we completed the mergers of two pairs of Harbor equity funds with similar investment strategies. Harbor International Fund II was merged into Harbor International Fund, and Harbor Small Cap Growth Fund was merged into Harbor Growth Fund, with the surviving fund being renamed "Harbor Small Cap Growth Fund". We believe that this simplification of our fund lineup will benefit all affected shareholders, and we sincerely appreciate the strong shareholder support reflected by their approval of these mergers. Harbor International Fund continues to be managed by Hakan Castegren and Harbor Small Cap Growth Fund by Will Muggia. As indicated by the fund performance commentaries on pages 30 and 7, these individuals have distinguished themselves as value-added portfolio managers for Harbor shareholders by outperforming their respective benchmarks by substantial margins.

SHARE CLASSES

     As part of a strategy to make our funds more readily available to investors, Harbor Fund added two new classes of fund shares, effective November 1, 2002. By utilizing the new share classes to make Harbor Fund shares available through a wider range of distribution channels, we will enhance our potential to attract new investors and increase the assets in our funds. Economies of scale resulting from increased assets may enable us to reduce fund expense ratios in the future, which would benefit Harbor Fund shareholders in all share classes.

OTHER IMPROVEMENTS

     In addition to the fund lineup changes discussed above, we continue our efforts to improve the breadth and quality of services available to our shareholders. During the past fiscal year we implemented a new shareholder accounting system, redesigned our shareholder statements, made statements available to you on a more timely basis, and improved the services available to shareholders through our website at www.harborfund.com and our automated telephone service. Over time, these changes will enable Harbor Fund to better serve all of our shareholders.

     Thank you for your investment in Harbor Fund. As always, we are committed to providing investment products that we believe have the potential to be attractive long-term investment alternatives with low expense ratios designed to help our shareholders achieve their financial goals.

December 10, 2002

                                        /s/ David G. Van Hooser
                                        David G. Van Hooser
                                        Chairman

HARBOR DOMESTIC EQUITY FUNDS
MANAGERS' COMMENTARY (UNAUDITED)

The following performance figures are annualized for each Fund. Unless otherwise stated, all comments pertain to the fiscal year ended October 31, 2002. The comparative market indices reflect no operating or transaction costs; however the Funds' total returns are net of these costs. Performance data quoted represents past performance and is not predictive of future performance. The returns shown in the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    HARBOR CAPITAL APPRECIATION FUND                                                 10/31/2002  $21.04
    INCEPTION DATE--DECEMBER 29, 1987                            NET ASSET VALUE:    10/31/2001  $26.40

[HARBOR CAPITAL APPRECIATION FUND GRAPH]

                                                  CAPITAL APPRECIATION       RUSSELL 1000(R) GROWTH              S&P 500
                                                  --------------------       ----------------------              -------
10/31/93                                                12016.00                    10731.90                    11494.30
10/31/94                                                12887.30                    11311.70                    11938.90
10/31/95                                                17491.50                    14618.30                    15095.50
10/31/96                                                19804.30                    17841.20                    18732.60
10/31/97                                                26879.70                    23278.10                    24748.40
10/31/98                                                31105.90                    29014.00                    30190.40
10/31/99                                                46219.70                    38951.10                    37940.60
10/31/00                                                51884.20                    42585.90                    40251.70
10/31/01                                                33604.60                    25574.60                    30227.60
10/31/02                                                26817.50                    20557.70                    25661.50

----------------------------------------------------------------------------------
                                        Total Return for Periods Ended 10/31/2002
----------------------------------------------------------------------------------
            Fund/Index                  1 Year         5 Years         10 Years
----------------------------------------------------------------------------------
 Harbor Capital Appreciation Fund      -20.20%          -0.05%          10.37%
----------------------------------------------------------------------------------
 S&P 500                               -15.11%          0.73%           9.88%
----------------------------------------------------------------------------------
 Russell 1000(R) Growth                -19.62%          -2.45%          7.47%
----------------------------------------------------------------------------------

The Harbor Capital Appreciation Fund posted a negative total return for the 12 months ended October 31, 2002, during a very difficult environment for equity securities in general and especially for large cap growth stocks. The Fund was close to the Russell 1000(R) Growth index and trailed the S&P 500 index for the latest 12-month period.
- Investments in retail, media, automotive, and other consumer discretionary stocks made the largest positive contribution to the Fund's performance for the one-year period. The Fund was overweighted in consumer discretionary stocks and its holdings in that sector outperformed those in the indices.
- Holdings in the consumer staples sector were a major detractor from relative performance. The Fund was underweighted in consumer staples, and its holdings in that sector underperformed those in the indices.
- The Fund's performance relative to the benchmarks also was hurt by its investments in the health care sector. Health care services, pharmaceuticals, and other health care stocks represented in the indices outperformed those in the Fund.
- The largest sector positions in the Fund, as of October 31, 2002, were in consumer discretionary, health care, information technology, and financial services. Sector weightings are a secondary consideration for the manager, who utilizes a bottom-up selection process to identify stocks with attractive valuations and above-average prospects for growth.

    HARBOR MID CAP GROWTH FUND                                                        10/31/2002  $4.14
    INCEPTION DATE--NOVEMBER 1, 2000                             NET ASSET VALUE:     10/31/2001  $5.64

[HARBOR MID CAP GROWTH FUND GRAPH]

                                                                       MID CAP GROWTH                RUSSELL MIDCAP(R) GROWTH
                                                                       --------------                ------------------------
10/31/01                                                                   5640.00                           5721.88
10/31/02                                                                   4130.00                           4713.98

----------------------------------------------------------------------------------
                                        Total Return for Periods Ended 10/31/2002
----------------------------------------------------------------------------------
            Fund/Index                  1 Year         5 Years          Since
                                                                      Inception
----------------------------------------------------------------------------------
 Harbor Mid Cap Growth Fund            -26.77%           N/A           -35.73%
----------------------------------------------------------------------------------
 Russell Midcap(R) Growth              -17.61%          -1.62%         -31.34%
----------------------------------------------------------------------------------

For the 12 months ended October 31, 2002 the Harbor Mid Cap Growth Fund posted a negative return and underperformed its benchmark, the Russell Midcap(R) Growth index. The Fund also trailed the index for the two-year period since its inception.
- The managers continued to focus on companies expected to achieve superior stock-price appreciation in a period of economic recovery. This detracted from performance during the reporting period, as fears of a double-dip recession, combined with other investor concerns, continued to exert downward pressure on stock prices.
- Investments in the technology sector had the most significant negative impact on portfolio performance. Tech stocks as a group declined by more than 45% during the 12-month period. Returns on holdings in the health care sector also declined dramatically during the period.
- Consumer discretionary stocks contributed positively to portfolio returns, as this was the top-performing sector for the period. Investments in the energy sector, which the managers expect to benefit from an imbalance between supply and demand for natural gas, also had a positive impact on returns. The portfolio was over-weighted in this sector, which produced relatively strong performance.
- The Fund has operated under bear market conditions for most of the period since its inception on November 1, 2000. This has detracted from relative performance, as the managers employ an investment style that they believe will result in returns superior to those of the benchmark during periods of rising stock prices.

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS
MANAGERS' COMMENTARY (UNAUDITED)--CONTINUED

Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. For information on the risks associated with these Funds, please refer to the Harbor Fund prospectus. The performance of funds investing primarily in small and mid cap companies may be more volatile than funds that invest primarily in stocks of large cap companies.

    HARBOR GROWTH FUND                                                               10/31/2002   $6.57
    INCEPTION DATE--NOVEMBER 19, 1986                            NET ASSET VALUE:    10/31/2001  $10.19

[HARBOR GROWTH FUND GRAPH]

                                                                           GROWTH                    RUSSELL MIDCAP(R) GROWTH
                                                                           ------                    ------------------------
10/31/93                                                                  12616.60                           11859.50
10/31/94                                                                  11570.50                           12161.00
10/31/95                                                                  14570.20                           15109.10
10/31/96                                                                  16732.30                           17820.90
10/31/97                                                                  19850.70                           22207.10
10/31/98                                                                  18117.30                           22747.20
10/31/99                                                                  31978.40                           31314.50
10/31/00                                                                  46664.10                           43425.30
10/31/01                                                                  21482.30                           24847.40
10/31/02                                                                  13850.70                           20470.60

----------------------------------------------------------------------------------
                                        Total Return for Periods Ended 10/31/2002
----------------------------------------------------------------------------------
            Fund/Index                  1 Year         5 Years         10 Years
----------------------------------------------------------------------------------
 Harbor Growth Fund                    -35.53%          -6.95%          3.31%
----------------------------------------------------------------------------------
 Russell Midcap(R) Growth              -17.61%          -1.62%          7.43%
----------------------------------------------------------------------------------

The Harbor Growth Fund underperformed the Russell Midcap(R) Growth index for the 12 months ended October 31, 2002, a period of significant declines in equity markets worldwide.
- The Harbor Growth Fund's performance relative to the index was hurt by its overweighting in the information technology sector. Stock prices in the sector remained under pressure, as investors awaited indications of a recovery in spending on information technology products and services.
- Holdings in consumer discretionary stocks contributed positive returns and outpaced those in the benchmark. Compared with the benchmark, however, the Fund was underweighted in the consumer discretionary sector; this adversely affected its relative performance.
- Underweight positions in the industrials and health care sectors also detracted from the Fund's performance. In addition, returns of its investments in those sectors were below those in the benchmark.
- Favorable stock selection enabled the Fund to outperform the index in the telecommunications sector.
After the close of business on October 31, 2002, the Harbor Small Cap Growth Fund was merged into the Harbor Growth Fund, and the surviving fund was renamed the "Harbor Small Cap Growth Fund." Concurrently, Westfield Capital Management Company LLC became the subadviser of the surviving fund. Westfield had managed the former Harbor Small Cap Growth Fund since its inception on November 1, 2000.

    HARBOR SMALL CAP GROWTH FUND                                                     10/31/2002   $8.65
    INCEPTION DATE--NOVEMBER 1, 2000                             NET ASSET VALUE:    10/31/2001   $9.72

[HARBOR SMALL CAP GROWTH FUND GRAPH]

                                                                      SMALL CAP GROWTH                RUSSELL 2000(R) GROWTH
                                                                      ----------------                ----------------------
10/31/01                                                                   9720.00                           6849.76
10/31/02                                                                   8650.00                           5372.45

----------------------------------------------------------------------------------
                                        Total Return for Periods Ended 10/31/2002
----------------------------------------------------------------------------------
            Fund/Index                  1 Year         5 Years          Since
                                                                      Inception
----------------------------------------------------------------------------------
 Harbor Small Cap Growth Fund          -11.01%           N/A            -6.99%
----------------------------------------------------------------------------------
 Russell 2000(R) Growth                -21.57%          -7.45%         -26.70%
----------------------------------------------------------------------------------

The Harbor Small Cap Growth Fund posted a negative total return for the 12 months ended October 31, 2002, a period of significant declines in equity markets. However, favorable stock selection and sector allocations enabled the Fund to outperform the Russell 2000(R) Growth index by more than 10 percentage points for the fiscal year.
- Superior stock selection enabled the Fund to outperform the index by a significant margin within the health care sector, where the Fund was slightly overweighted. The manager believes that new technologies, favorable demographics, and other positive developments will continue to benefit the Fund's health care investments.
- Underweight positions in telecommunications and information technology added value on a relative basis, as these were the two worst performing sectors in the benchmark. As of October 31, 2002, the manager continued to maintain an underweight position in technology stocks, on the expectation that a major recovery in corporate capital expenditures was unlikely to occur in the short run.
- An overweight position in energy stocks added value on the basis of both stock selection and sector allocation. Higher prices resulting from the possibility of military action in the Middle East benefited the Fund's holdings during the fiscal year. The manager believes that increased demand resulting from a rebounding economy will have a favorable impact on energy stocks in 2003.
- Investments in media, retail, and other consumer discretionary stocks produced positive returns for the Fund, compared with negative returns for the index. For the year, the Fund was slightly underweighted in consumer discretionary stocks but took advantage of market volatility to add to its holdings in the sector by the end of the fiscal year.
After the close of business on October 31, 2002, the Harbor Small Cap Growth Fund was merged into the Harbor Growth Fund, and the surviving fund was renamed the "Harbor Small Cap Growth Fund." Concurrently, Westfield Capital Management Company LLC became the subadviser of the surviving fund. Westfield had managed the former Harbor Small Cap Growth Fund since its inception on November 1, 2000.

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS
MANAGERS' COMMENTARY (UNAUDITED)--CONTINUED

    HARBOR LARGE CAP VALUE FUND                                                      10/31/2002  $11.43
    INCEPTION DATE--DECEMBER 29, 1987                            NET ASSET VALUE:    10/31/2001  $13.01

[HARBOR VALUE FUND GRAPH]

                                                                      LARGE CAP VALUE                 RUSSELL 1000(R) VALUE
                                                                      ---------------                 ---------------------
10/31/93                                                                  11198.60                           12515.30
10/31/94                                                                  11736.00                           12611.60
10/31/95                                                                  14203.00                           15724.00
10/31/96                                                                  17481.30                           19455.90
10/31/97                                                                  22914.40                           25912.50
10/31/98                                                                  24447.60                           29754.10
10/31/99                                                                  28016.60                           34671.50
10/31/00                                                                  28876.90                           36583.90
10/31/01                                                                  27952.60                           32244.20
10/31/02                                                                  24646.20                           29013.10

----------------------------------------------------------------------------------
                                        Total Return for Periods Ended 10/31/2002
----------------------------------------------------------------------------------
            Fund/Index                  1 Year         5 Years         10 Years
----------------------------------------------------------------------------------
 Harbor Large Cap Value Fund           -11.83%          1.47%           9.44%
----------------------------------------------------------------------------------
 Russell 1000(R) Value                 -10.02%          2.29%           11.24%
----------------------------------------------------------------------------------

The Harbor Large Cap Value Fund posted a negative total return for the year ended October 31, 2002, a period of severe downward pressure on stock prices in virtually all industry sectors. The Fund's total return was below that of the Russell 1000(R) Value index.
- Major detractors from both absolute and relative performance were investments in financial services, information technology, and consumer staples. The Fund incurred negative returns and underperformed the index in each of those sectors.
- Favorable stock selection in the health care and industrials sectors contributed to the Fund's performance. Holdings in those sectors contributed positive returns and outpaced the stocks representing those sectors in the index. In addition, the Fund was overweighted in those sectors relative to the index.
- Also making a positive contribution to relative performance were underweighted positions in telecommunications services and utilities. These were among the worst-performing sectors for the period.
- The Fund's largest sector allocations as of October 31, 2002, were in financial services, consumer discretionary, and health care stocks, which accounted for more than 50% of total assets. Relative to the benchmark, the Fund's largest overweighted positions were in health care and consumer discretionary stocks, while its largest underweighted position was in the financial services sector.

    HARBOR MID CAP VALUE FUND                                                        10/31/2002   $8.33
    INCEPTION DATE--MARCH 1, 2002                                NET ASSET VALUE:    03/01/2002  $10.00

[HARBOR MID CAP VALUE FUND GRAPH]

                                                                       MID CAP VALUE                 RUSSELL MIDCAP(R) VALUE
                                                                       -------------                 -----------------------
                                                                          10000.00                           10000.00
Mar                                                                       10570.00                           10511.10
Apr                                                                       10670.00                           10504.20
May                                                                       10620.00                           10488.30
Jun                                                                        9860.00                           10020.00
Jul                                                                        8630.00                            9039.04
Aug                                                                        8560.00                            9144.26
Sep                                                                        7860.00                            8221.05
Oct                                                                        8330.00                            8482.23

----------------------------------------------------------------------------------
                                        Total Return for Periods Ended 10/31/2002
----------------------------------------------------------------------------------
            Fund/Index                  1 Year         5 Years          Since
                                                                      Inception*
----------------------------------------------------------------------------------
 Harbor Mid Cap Value Fund               N/A             N/A           -16.70%
----------------------------------------------------------------------------------
 Russell Midcap(R) Value                -2.97%          3.65%          -15.18%
----------------------------------------------------------------------------------

* Unannualized
The Harbor Mid Cap Value Fund underperformed its benchmark, the Russell Midcap(R) Value index, during the eight-month period from the Fund's inception on March 1, 2002 through October 31, 2002.
- Both the Fund and the index performed well during the first two months of this period, as companies in many of the economically-sensitive sectors benefited from signs of an improving economic backdrop. As the year progressed, however, economic data suggested that the economy's positive momentum had stalled and equity markets began discounting weaker earnings. Furthermore, investors' appetite for risk diminished as corporate scandals and threats of a war with Iraq lowered valuation levels.
- Concerns over the sustainability of the economic recovery hurt the Fund's relative performance, as its portfolio was positioned to benefit from an improving economy. Compared to the Russell Midcap(R) Value index, the Fund was overweighted in several economically-sensitive sectors, including capital goods, energy, retail, and technology. In addition, the portfolio was underweighted in more defensive and interest-sensitive sectors.
- The portfolio also had exposure to several stocks that declined sharply. During this period almost every market sector had negative returns, which made it difficult to offset these stock specific declines.
- The manager believes that the pullback in equity markets has created opportunities to take positions in a number of strong companies at attractive valuations.

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS
MANAGERS' COMMENTARY (UNAUDITED)--CONTINUED

    HARBOR SMALL CAP VALUE FUND                                                      10/31/2002   $9.99
    INCEPTION DATE--DECEMBER 14, 2001                            NET ASSET VALUE:    12/14/2001  $10.00

[HARBOR SMALL CAP VALUE FUND GRAPH]

                                                                      SMALL CAP VALUE                 RUSSELL 2000(R) VALUE
                                                                      ---------------                 ---------------------
                                                                          10000.00                           10000.00
Dec                                                                       10730.00                           10612.30
Jan                                                                       10390.00                           10753.10
Feb                                                                       10600.00                           10818.60
Mar                                                                       11480.00                           11628.80
Apr                                                                       11610.00                           12038.20
May                                                                       11240.00                           11640.00
Jun                                                                       10700.00                           11382.30
Jul                                                                        9570.00                            9691.15
Aug                                                                        9980.00                            9648.12
Sep                                                                        9410.00                            8958.96
Oct                                                                        9990.00                            9093.70

----------------------------------------------------------------------------------
                                        Total Return for Periods Ended 10/31/2002
----------------------------------------------------------------------------------
            Fund/Index                  1 Year         5 Years          Since
                                                                      Inception*
----------------------------------------------------------------------------------
 Harbor Small Cap Value Fund             N/A             N/A            -0.10%
----------------------------------------------------------------------------------
 Russell 2000(R) Value                  -2.53%          2.94%          -11.39%
----------------------------------------------------------------------------------

* Unannualized
The Harbor Small Cap Value Fund performed significantly better than the Russell 2000(R) Value index for the period from the Fund's inception on December 14, 2001 through October 31, 2002.
- Individual stock selection was the primary contributor to the Fund's favorable performance relative to the benchmark. The manager utilizes a bottom-up fundamental investment process in selecting stocks for the Fund's portfolio.
- Holdings in energy stocks--specifically, independent oil and gas exploration businesses and production companies--contributed to the Fund's strong relative performance. These companies benefited from a strong pricing environment for natural gas, as commodity prices rose steadily during the year. The manager believes that commodity pricing will continue to be favorable for these companies due to declining domestic production and increasing residential and commercial demand for natural gas.
- The Fund also benefited from many of the consumer stocks it held during this period. Although consumer spending has slowed since the beginning of the year, many stocks have proven resilient to the economic slowdown. The Fund has focused on companies that have demonstrated an ability to capture a larger share of consumer dollars, including casual restaurants that offer reasonable values and lifestyle products that are in line with demographic and consumer interest trends.
- The Fund was underweighted in the financials sector, reflecting the manager's concerns about the potential impact of rising interest rates on profitability. This proved to be the only significant detractor from relative performance, as financials were the best performing sector within the benchmark during this period.

                                DOMESTIC EQUITY

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2002

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 2.1%)

    Health Care Equipment & Supplies
                                             0.7
    Food & Drug Retailing
                                             1.4
    Household Products
                                             1.5
    Personal Products
                                             1.6
    Banks
                                             1.7
    Oil & Gas
                                             1.8
    Industrial Conglomerates
                                             2.0
    Communications Equipment
                                             2.3
    Energy Equipment & Services
                                             2.3
    Hotels Restaurants & Leisure
                                             2.7
    Paper & Forest Products
                                             2.8
    Beverages
                                             3.1
    Health Care Providers & Services
                                             3.3
    Aerospace & Defense
                                             3.4
    Biotechnology
                                             3.9
    Software
                                             4.2
    Automobiles
                                             4.5
    Computers & Peripherals
                                             5.0
    Semiconductor Equipment & Products
                                             5.1
    Specialty Retail
                                             5.3
    Insurance
                                             5.5
    Media
                                             7.2
    Multiline Retail
                                             7.5
    Diversified Financials
                                             8.5
    Pharmaceuticals
                                             10.6

COMMON STOCKS--97.9%
                                                              VALUE
 SHARES                                                       (000S)
----------------------------------------------------------------------
AEROSPACE & DEFENSE--3.4%
  847,700    Boeing Co....................................  $   25,219
1,011,100    Lockheed Martin Corp.........................      58,543
  844,200    Northrop Grumman Corp........................      87,062
                                                            ----------
                                                               170,824
                                                            ----------
AUTOMOBILES--4.5%
1,796,150    Bayerische Motoren Werke AG*.................      63,994
1,512,600    Harley-Davidson Inc..........................      79,109
  177,833    Porsche AG Pfd(1)*...........................      85,152
                                                            ----------
                                                               228,255
                                                            ----------
BANKS--1.7%
2,220,600    Bank One Corp................................      85,648
                                                            ----------
BEVERAGES--3.1%
  906,800    Anheuser-Busch Cos. Inc......................      47,843
2,326,800    Coca Cola Co.................................     108,150
                                                            ----------
                                                               155,993
                                                            ----------
BIOTECHNOLOGY--3.9%
2,153,300    Amgen Inc.*..................................     100,258
1,848,800    Genentech Inc.*..............................      63,026
1,258,800    Medimmune Inc.*..............................      32,162
                                                            ----------
                                                               195,446
                                                            ----------
COMMUNICATIONS EQUIPMENT--2.3%
8,544,000    Cisco Systems Inc.*..........................      95,522
1,318,800    Nokia Oyj ADR(2).............................      21,918
                                                            ----------
                                                               117,440
                                                            ----------
COMPUTERS & PERIPHERALS--5.0%
3,500,500    Dell Computer Corp.*.........................     100,149
6,823,200    Hewlett-Packard Co...........................     107,807
  571,000    International Business Machines Corp.........      45,075
                                                            ----------
                                                               253,031
                                                            ----------
DIVERSIFIED FINANCIALS--8.5%
3,265,200    American Express Co..........................     118,755
3,987,766    Citigroup Inc................................     147,348
1,343,600    Goldman Sachs Group Inc......................      96,202
1,738,900    Merrill Lynch & Co. Inc......................      65,991
                                                            ----------
                                                               428,296
                                                            ----------
ENERGY EQUIPMENT & SERVICES--2.3%
2,864,000    Schlumberger Ltd.............................     114,875
                                                            ----------
FOOD & DRUG RETAILING--1.4%
2,040,100    Walgreen Co..................................      68,853
                                                            ----------
HEALTH CARE EQUIPMENT & SUPPLIES--0.7%
1,479,700    Baxter International Inc.....................      37,022
                                                            ----------
HEALTH CARE PROVIDERS & SERVICES--3.3%
  706,600    AmerisourceBergen Corp.......................      50,275
1,520,400    HCA Inc......................................      66,122
  558,800    UnitedHealth Group Inc.......................      50,823
                                                            ----------
                                                               167,220
                                                            ----------
HOTELS RESTAURANTS & LEISURE--2.7%
2,321,800    Marriott International Inc. Cl. A............      71,813
2,710,600    Starbucks Corp.*.............................      64,621
                                                            ----------
                                                               136,434
                                                            ----------
HOUSEHOLD PRODUCTS--1.5%
  870,600    Procter & Gamble Co..........................      77,005
                                                            ----------
INDUSTRIAL CONGLOMERATES--2.0%
  815,100    3M Co........................................     103,469
                                                            ----------

                                DOMESTIC EQUITY

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                              VALUE
 SHARES                                                       (000S)
----------------------------------------------------------------------
INSURANCE--5.5%
2,420,825    American International Group Inc.............  $  151,423
1,329,700    Hartford Financial Services Group Inc........      52,523
  950,600    XL Capital Ltd. Cl. A........................      72,388
                                                            ----------
                                                               276,334
                                                            ----------
MEDIA--7.2%
1,688,900    New York Times Co. Cl. A.....................      81,760
  630,700    Omnicom Group Inc............................      36,347
2,818,400    Univision Communications Inc. CI. A*.........      73,025
1,268,100    USA Networks Inc.*...........................      32,134
3,194,440    Viacom Inc. CI. B*...........................     142,504
                                                            ----------
                                                               365,770
                                                            ----------
MULTILINE RETAIL--7.5%
2,286,900    Costco Wholesale Corp........................      77,594
2,377,800    Kohls Corp.*.................................     138,982
2,994,300    Wal-Mart Stores Inc..........................     160,345
                                                            ----------
                                                               376,921
                                                            ----------
OIL & GAS--1.8%
  677,140    Total Fina Elf SA Series B*..................      93,088
                                                            ----------
PAPER & FOREST PRODUCTS--2.8%
2,467,000    International Paper Co.......................      86,172
1,243,500    Weyerhaeuser Co..............................      56,331
                                                            ----------
                                                               142,503
                                                            ----------
PERSONAL PRODUCTS--1.6%
2,661,000    Gillette Co..................................      79,511
                                                            ----------
PHARMACEUTICALS--10.6%
2,849,700    Abbott Laboratories..........................     119,317
2,548,800    Johnson & Johnson............................     149,742
2,537,150    Pfizer Inc...................................      80,605
2,371,578    Pharmacia Corp...............................     101,978
2,499,000    Wyeth........................................      83,716
                                                            ----------
                                                               535,358
                                                            ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--5.1%
2,099,300    Applied Materials Inc.*......................      31,552
5,919,800    Intel Corp...................................     102,412

COMMON STOCKS--CONTINUED
                                                              VALUE
 SHARES                                                       (000S)
----------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--CONTINUED
  140,600    STMicroelectronics NV--Registered............  $    2,766
4,572,200    Texas Instruments Inc........................      72,515
2,512,700    Xilinx Inc.*.................................      47,716
                                                            ----------
                                                               256,961
                                                            ----------
SOFTWARE--4.2%
  597,400    Adobe Systems Inc............................      14,123
3,740,900    Microsoft Corp.*.............................     200,026
                                                            ----------
                                                               214,149
                                                            ----------
SPECIALTY RETAIL--5.3%
2,707,900    Bed Bath & Beyond Inc.*......................      96,022
2,194,300    Lowe's Cos. Inc..............................      91,568
3,049,700    Tiffany & Co.................................      79,841
                                                            ----------
                                                               267,431
                                                            ----------
TOTAL COMMON STOCKS
  (Cost $5,242,829).......................................   4,947,837
                                                            ----------

SHORT-TERM INVESTMENT--2.7%
(Cost $138,899)
PRINCIPAL
 AMOUNT
 (000S)
----------------------------------------------------------------------
COMMERCIAL PAPER
             General Electric Capital Corp.
$ 138,899    1.720%--11/01/2002...........................     138,899
                                                            ----------
TOTAL INVESTMENTS--100.6%
  (Cost $5,381,728).......................................   5,086,736
CASH AND OTHER ASSETS, LESS LIABILITIES--(0.6%)...........     (31,244)
                                                            ----------
TOTAL NET ASSETS--100.0%..................................  $5,055,492
                                                            ==========

------------

1 Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2002, the security was valued at $85,152 or 1.68% of net assets.

2 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

             ------------------------------------------------------

WRITTEN OPTIONS WHICH WERE OPEN AT OCTOBER 31, 2002 ARE AS FOLLOWS:

                                                                  NUMBER OF                        EXPIRATION      VALUE
DESCRIPTION                                                       CONTRACTS      STRIKE PRICE         DATE         (000S)
-----------                                                       ---------      ------------      ----------      ------
Medimmune Inc...............................................        3,743            $25           Nov-02          $(561)
Written options outstanding, at value (premiums received of
  $494)

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2002

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 3.3%)

    Multi-Utilities
                                             0.2
    Electronic Equipment & Instruments
                                             0.5
    Airlines
                                             1.0
    Beverages
                                             1.2
    Computers & Peripherals
                                             1.2
    Auto Components
                                             1.3
    Pharmaceuticals
                                             1.3
    Software
                                             1.6
    Road & Rail
                                             1.7
    Insurance
                                             2.3
    Aerospace & Defense
                                             3.0
    Communications Equipment
                                             3.3
    IT Consulting & Services
                                             3.5
    Commercial Services & Supplies
                                             3.6
    Textiles & Apparel
                                             3.8
    Health Care Providers & Services
                                             5.4
    Hotels Restaurants & Leisure
                                             5.8
    Specialty Retail
                                             8.0
    Biotechnology
                                             15.1
    Energy Equipment & Services
                                             15.9
    Semiconductor Equipment & Products
                                             17.0

COMMON STOCKS--96.7%
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
 AEROSPACE & DEFENSE--3.0%
  2,900      Alliant Techsystems Inc.*........................  $  174
  2,000      L-3 Communications Holdings Inc.*................      94
                                                                ------
                                                                   268
                                                                ------
 AIRLINES--1.0%
  5,600      SKYWEST Inc. ....................................      85
                                                                ------
AUTO COMPONENTS--1.3%
  4,000      Gentex Corp.*....................................     118
                                                                ------

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
BEVERAGES--1.2%
  4,300      Constellation Brands Inc. Cl. A*.................  $  109
                                                                ------
BIOTECHNOLOGY--15.1%
 10,800      Celgene Corp.*...................................     239
  5,300      Cephalon Inc.*...................................     266
  4,600      Genzyme Corp.*...................................     128
  7,300      Gilead Sciences Inc.*............................     254
  3,900      IDEC Pharmaceuticals Corp.*......................     179
  3,200      Invitrogen Corp.*................................      89
 10,300      Medarex Inc.*....................................      41
  6,200      Medimmune Inc.*..................................     158
                                                                ------
                                                                 1,354
                                                                ------
COMMERCIAL SERVICES & SUPPLIES--3.6%
 12,900      Concord EFS Inc.*................................     184
  4,800      Paychex Inc. ....................................     138
                                                                ------
                                                                   322
                                                                ------
COMMUNICATIONS EQUIPMENT--3.3%
 10,600      Brocade Communication Systems Inc.*..............      73
  2,600      Emulex Corp.*....................................      47
  6,600      Harris Corp. ....................................     174
                                                                ------
                                                                   294
                                                                ------
COMPUTERS & PERIPHERALS--1.2%
 11,800      Network Appliance Inc.*..........................     106
                                                                ------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
  3,300      Celestica Inc.*..................................      46
                                                                ------
ENERGY EQUIPMENT & SERVICES--15.9%
  7,900      BJ Services Co.*.................................     240
 14,400      Global Industries Ltd.*..........................      58
 11,300      Grant Prideco Inc.*..............................     109
  5,700      Nabors Industries Inc.*..........................     199
  6,900      National-Oilwell Inc.*...........................     144
  7,100      Patterson-UTI Energy Inc.*.......................     205
  6,400      Precision Drilling Corp.*........................     219
  6,050      Transocean Sedco Forex Inc. .....................     133
  3,100      Weatherford International Ltd. ..................     124
                                                                ------
                                                                 1,431
                                                                ------
HEALTH CARE PROVIDERS & SERVICES--5.4%
  3,600      AdvancePCS*......................................      90
  4,900      Caremark Rx Inc.*................................      87
  4,700      Omnicare Inc. ...................................     102
 32,100      WebMD Corp.*.....................................     203
                                                                ------
                                                                   482
                                                                ------
HOTELS RESTAURANTS & LEISURE--5.8%
  3,500      CBRL Group Inc. .................................      82
  3,900      Outback Steakhouse Inc. .........................     133
  8,000      Starbucks Corp.*.................................     191
  3,700      Wendy's International Inc. ......................     117
                                                                ------
                                                                   523
                                                                ------
INSURANCE--2.3%
  2,100      PartnerRe Ltd. ..................................     111
  1,700      StanCorp Financial Group Inc. ...................      92
                                                                ------
                                                                   203
                                                                ------
IT CONSULTING & SERVICES--3.5%
 17,000      BearingPoint Inc.*...............................     133
  5,700      Computer Sciences Corp.*.........................     184
                                                                ------
                                                                   317
                                                                ------
MULTI-UTILITIES--0.2%
  7,300      Calpine Corp.*...................................      15
                                                                ------

                                DOMESTIC EQUITY

HARBOR MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
 PHARMACEUTICALS--1.3%
  2,000      Barr Laboratories Inc.*..........................  $  118
                                                                ------
ROAD & RAIL--1.7%
  9,700      Swift Transportation Co. Inc.*...................     156
                                                                ------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--17.0%
 20,700      Atmel Corp.*.....................................      35
  7,900      Cypress Semiconductor Corp.*.....................      44
  6,100      Integrated Device Technology Inc.*...............      60
 11,000      Intersil Holding Corp. Cl. A*....................     187
  1,500      KLA-Tencor Corp.*................................      53
  8,400      Lam Research Corp.*..............................     106
 10,000      LSI Logic Corp.*.................................      59
  8,200      Marvell Technology Group Ltd.*...................     133
  2,400      Maxim Integrated Products Inc. ..................      76
  6,300      Micrel Inc.*.....................................      52
  8,000      Microchip Technology Inc.*.......................     195
  3,300      National Semiconductor Corp.*....................      44
  3,200      Novellus Systems Inc.*...........................     101
  3,100      QLogic Corp.*....................................     108
 12,000      RF Micro Devices Inc.*...........................     102
  3,700      Semtech Corp.*...................................      52
  6,400      Xilinx Inc.*.....................................     122
                                                                ------
                                                                 1,529
                                                                ------
SOFTWARE--1.6%
 11,000      BEA Systems Inc.*................................      89
  2,000      Mercury Interactive Corp.*.......................      53
                                                                ------
                                                                   142
                                                                ------
SPECIALTY RETAIL--8.0%
  9,600      Abercrombie & Fitch Co. Cl. A*...................     171
  7,500      Bed Bath & Beyond Inc.*..........................     266
  9,900      Foot Locker Inc.*................................      97
  1,700      PETsMART Inc.*...................................      32
  5,900      Tiffany & Co. ...................................     154
                                                                ------
                                                                   720
                                                                ------

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
TEXTILES & APPAREL--3.8%
  5,100      Jones Apparel Group Inc.*........................  $  177
  8,700      Polo Ralph Lauren Corp. Cl. A*...................     166
                                                                ------
                                                                   343
                                                                ------
TOTAL COMMON STOCKS
  (Cost $11,359)..............................................   8,681
                                                                ------

SHORT-TERM INVESTMENT--4.9%
(Cost $438)
PRINCIPAL
AMOUNT
(000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated October 31, 2002 due November 1,
               2002 at 0.65% collateralized by a U.S. Treasury
               Note 2.125% October 31, 2004, par value of $445
               (repurchase proceeds of $438 when
 $  438        closed on November 1, 2002)....................     438
                                                                ------


TOTAL INVESTMENTS--101.6%
  (Cost $11,797)..............................................   9,119
CASH AND OTHER ASSETS, LESS LIABILITIES--(1.6%)...............    (145)
                                                                ------
TOTAL NET ASSETS--100.0%......................................  $8,974
                                                                ======

------------

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR GROWTH FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2002

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash, convertible bond and short-term investments of 29.3%)

    Internet Software & Services
                                             1.6
    Media
                                             2.3
    Aerospace & Defense
                                             2.6
    Oil & Gas
                                             2.6
    Energy Equipment & Services
                                             2.8
    Software
                                             3.1
    Communications Equipment
                                             4.2
    Health Care Equipment & Supplies
                                             4.4
    Banks
                                             4.7
    Specialty Retail
                                             4.8
    Hotels Restaurants & Leisure
                                             5.2
    Biotechnology
                                             5.9
    Semiconductor Equipment & Products
                                             6.5
    Health Care Providers & Services
                                             6.9
    Commercial Services & Supplies
                                             13.1

COMMON STOCKS--70.7%
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
 AEROSPACE & DEFENSE--2.6%
 112,000     Armor Holdings Inc.*............................  $ 1,715
                                                               -------
 BANKS--4.7%
  50,000     Southwest Bancorporation of Texas Inc.*.........    1,412
  40,000     UCBH Holdings Inc. .............................    1,676
                                                               -------
                                                                 3,088
                                                               -------
BIOTECHNOLOGY--5.9%
  95,000     Celgene Corp.*..................................    2,104
  75,000     CV Therapeutics Inc.*...........................    1,800
                                                               -------
                                                                 3,904
                                                               -------
COMMERCIAL SERVICES & SUPPLIES--13.1%
  36,000     Career Education Corp.*.........................    1,444
  53,000     Corporate Executive Board Co.*..................    1,759
 110,000     NDCHealth Corp. ................................    1,941
  49,000     Stericycle Inc.*................................    1,632
 122,000     Sylvan Learning Systems Inc.*...................    1,863
                                                               -------
                                                                 8,639
                                                               -------

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--4.2%
 115,000     Advanced Fibre Communications Inc.*.............  $ 1,861
 300,000     Proxim Corp. Cl. A*.............................      255
 100,000     Symmetricom Inc.*...............................      309
 335,000     Verilink Corp.*.................................      352
                                                               -------
                                                                 2,777
                                                               -------
ENERGY EQUIPMENT & SERVICES--2.8%
 226,000     Superior Energy Services Inc.*..................    1,851
                                                               -------
HEALTH CARE EQUIPMENT & SUPPLIES--4.4%
  92,500     Cyberonics Inc.*................................    1,480
  80,000     Wright Medical Group Inc.*......................    1,377
                                                               -------
                                                                 2,857
                                                               -------
HEALTH CARE PROVIDERS & SERVICES--6.9%
 125,000     Cross Country Inc.*.............................    1,542
  80,000     Manor Care Inc.*................................    1,582
 110,000     Select Medical Corp.*...........................    1,423
                                                               -------
                                                                 4,547
                                                               -------
HOTELS RESTAURANTS & LEISURE--5.2%
  47,000     Cheesecake Factory Inc.*........................    1,593
  53,000     P.F. Chang's China Bistro Inc.*.................    1,828
                                                               -------
                                                                 3,421
                                                               -------
INTERNET SOFTWARE & SERVICES--1.6%
 250,000     Netegrity Inc.*.................................      480
 100,000     Sonicwall Inc.*.................................      278
  85,000     Stellent Inc.*..................................      302
                                                               -------
                                                                 1,060
                                                               -------
MEDIA--2.3%
 125,000     Entravision Communications Corp.*...............    1,495
                                                               -------
OIL & GAS--2.6%
 242,000     Chesapeake Energy Corp.*........................    1,689
                                                               -------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--6.5%
 120,000     Power Integrations Inc.*........................    2,117
  90,000     Varian Semiconductor Equipment Associates
               Inc.*.........................................    2,144
                                                               -------
                                                                 4,261
                                                               -------
SOFTWARE--3.1%
 147,500     Ansoft Corp.*...................................      805
 130,000     Precis Inc.*....................................      669
  25,000     QRS Corp.*......................................      125
 100,000     Secure Computing Corp.*.........................      413
                                                               -------
                                                                 2,012
                                                               -------
SPECIALTY RETAIL--4.8%
  69,000     AnnTaylor Stores Corp.*.........................    1,617
  65,000     Williams-Sonoma Inc.*...........................    1,547
                                                               -------
                                                                 3,164
                                                               -------
TOTAL COMMON STOCKS
  (Cost $59,066).............................................   46,480
                                                               -------

CONVERTIBLE BOND--2.2%
(Cost $2,943)
PRINCIPAL
 AMOUNT
 (000S)
----------------------------------------------------------------------
             SystemOne Technologies Inc.
 $ 2,942       8.250%--02/23/2003 PIK(1).....................    1,471
                                                               -------

                                DOMESTIC EQUITY

HARBOR GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED


SHORT-TERM INVESTMENTS--16.0%
PRINCIPAL
 AMOUNT                                                         VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
 COMMERCIAL PAPER
             American Express Credit Corp. Yrs 1&2
 $ 2,969       1.650%--11/01/2002............................  $ 2,969
             Citicorp
   3,265       1.600%--11/01/2002............................    3,265
             Exxon Asset Management Co.
   3,265       1.750%--11/01/2002............................    3,265
             General Electric Capital Corp.
   1,000       1.650%--11/01/2002............................    1,000
                                                               -------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $10,499).............................................   10,499
                                                               -------
TOTAL INVESTMENTS--88.9%
  (Cost $72,508).............................................   58,450
CASH AND OTHER ASSETS, LESS LIABILITIES--11.1%...............    7,296
                                                               -------
TOTAL NET ASSETS--100.0%.....................................  $65,746
                                                               =======

------------

1  PIK--Payment-in-kind security.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2002

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 16.6%)

    IT Consulting & Services
                                             0.5
    Diversified Financial
                                             1.1
    Software
                                             1.6
    Aerospace & Defense
                                             1.8
    Media
                                             1.8
    Oil & Gas
                                             1.9
    Communications Equipment
                                             2.1
    Airlines
                                             4.0
    Biotechnology
                                             4.4
    Health Care Equipment & Supplies
                                             4.7
    Insurance
                                             4.7
    Hotels Restaurants & Leisure
                                             5.5
    Energy Equipment & Services
                                             6.1
    Semiconductor Equipment & Products
                                             6.4
    Banks
                                             6.7
    Health Care Providers & Services
                                             8.0
    Specialty Retail
                                             8.1
    Commercial Services & Supplies
                                             14.0

COMMON STOCKS--83.4%
                                                               VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
 AEROSPACE & DEFENSE--1.8%
 119,300     Armor Holdings Inc.*...........................  $  1,826
                                                              --------
AIRLINES--4.0%
 154,900     Atlantic Coast Airlines Holdings Inc.*.........     2,045
  49,700     ExpressJet Holdings Inc.*......................       567
 100,700     SKYWEST Inc. ..................................     1,528
                                                              --------
                                                                 4,140
                                                              --------
 BANKS--6.7%
  64,600     East West Bancorp Inc. ........................     2,229
  31,800     Greater Bay Bancorp............................       485
  17,900     Silicon Valley Bancshares......................       336
  69,700     Southwest Bancorporation of Texas Inc.*........     1,969
  47,800     UCBH Holdings Inc. ............................     2,002
                                                              --------
                                                                 7,021
                                                              --------

COMMON STOCKS--CONTINUED
                                                               VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
BIOTECHNOLOGY--4.4%
  99,500     Celgene Corp.*.................................  $  2,204
  97,100     CV Therapeutics Inc.*..........................     2,330
                                                              --------
                                                                 4,534
                                                              --------
COMMERCIAL SERVICES & SUPPLIES--14.0%
  49,000     Career Education Corp.*........................     1,965
  60,700     Corporate Executive Board Co.*.................     2,015
 119,700     NDCHealth Corp.................................     2,113
 100,000     Republic Services Inc.*........................     2,058
  49,700     Stericycle Inc.*...............................     1,655
 139,300     Sylvan Learning Systems Inc.*..................     2,127
  73,600     Waste Connections Inc.*........................     2,692
                                                              --------
                                                                14,625
                                                              --------
COMMUNICATIONS EQUIPMENT--2.1%
 135,300     Advanced Fibre Communications Inc.*............     2,189
                                                              --------
DIVERSIFIED FINANCIALS--1.1%
 185,900     Quinton Cardiology Systems Inc.*...............     1,184
                                                              --------
ENERGY EQUIPMENT & SERVICES--6.1%
  53,900     Helmerich & Payne Inc. ........................     1,526
  35,100     SEACOR Smit Inc.*..............................     1,443
 196,000     Superior Energy Services Inc.*.................     1,605
 106,000     W-H Energy Services Inc.*......................     1,762
                                                              --------
                                                                 6,336
                                                              --------
HEALTH CARE EQUIPMENT & SUPPLIES--4.7%
 117,200     Cyberonics Inc.*...............................     1,875
  49,500     Wilson Greatbatch Technologies Inc.*...........     1,385
  94,800     Wright Medical Group Inc.*.....................     1,632
                                                              --------
                                                                 4,892
                                                              --------
HEALTH CARE PROVIDERS & SERVICES--8.0%
 113,000     Alliance Imaging Inc.*.........................     1,268
 101,800     Cross Country Inc.*............................     1,256
 101,700     Manor Care Inc.*...............................     2,011
  27,000     Pediatrix Medical Group Inc.*..................     1,080
 200,000     PSS World Medical Inc.*........................     1,528
  90,000     Select Medical Corp.*..........................     1,165
                                                              --------
                                                                 8,308
                                                              --------
HOTELS RESTAURANTS & LEISURE--5.5%
  55,700     Cheesecake Factory Inc.*.......................     1,888
 118,400     Extended Stay America Inc.*....................     1,480
  67,100     P.F. Chang's China Bistro Inc.*................     2,315
                                                              --------
                                                                 5,683
                                                              --------
INSURANCE--4.7%
  41,200     Converium Holding AG ADR(1)....................       825
  47,300     Philadelphia Consolidated Holding Corp.*.......     1,585
  60,000     RenaissanceRe Holdings Ltd. ...................     2,460
                                                              --------
                                                                 4,870
                                                              --------
IT CONSULTING & SERVICES--0.5%
  24,600     ProQuest Co.*..................................       476
                                                              --------
 MEDIA--1.8%
 154,400     Entravision Communications Corp.*..............     1,847
                                                              --------
OIL & GAS--1.9%
 281,100     Chesapeake Energy Corp.*.......................     1,962
                                                              --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--6.4%
 139,900     Brooks-PRI Automation Inc.*....................     2,139
 130,000     Power Integrations Inc.*.......................     2,293
  94,000     Varian Semiconductor Equipment Associates
               Inc.*........................................     2,239
                                                              --------
                                                                 6,671
                                                              --------

                                DOMESTIC EQUITY

HARBOR SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                               VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
 SOFTWARE--1.6%
 142,700     Precise Software Solutions Ltd.*...............  $  1,655
                                                              --------
SPECIALTY RETAIL--8.1%
  74,700     AnnTaylor Stores Corp.*........................     1,750
  98,000     Cost Plus Inc.*................................     2,832
 104,900     Guitar Center Inc.*............................     1,962
  79,000     Williams-Sonoma Inc.*..........................     1,880
                                                              --------
                                                                 8,424
                                                              --------
TOTAL COMMON STOCKS
  (Cost $89,886)............................................    86,643
                                                              --------

SHORT-TERM INVESTMENT--19.6%
(Cost $20,416)
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                       (000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated October 31, 2002 due November 1,
               2002 at 0.65% collateralized by a U.S.
               Treasury Note 2.125% October 31, 2004, par
               value of $20,700 (repurchase proceeds of
 $20,416       $20,416 when closed on November 1, 2002).....  $ 20,416
                                                              --------
TOTAL INVESTMENTS--103.0%
  (Cost $110,302)...........................................   107,059
                                                              --------
CASH AND OTHER ASSETS, LESS LIABILITIES--(3.0%).............    (3,108)
                                                              --------
TOTAL NET ASSETS--100.0%....................................  $103,951
                                                              ========

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR LARGE CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2002

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 4.0%)

    Aerospace & Defense
                                             2.0
    Household Durables
                                             2.2
    Hotels Restaurants & Leisure
                                             3.0
    Chemicals
                                             3.1
    Banks
                                             3.5
    Electric Utilities
                                             3.6
    Electrical Equipment
                                             3.7
    Health Care Providers & Services
                                             4.6
    Specialty Retail
                                             5.1
    Oil & Gas
                                             5.2
    Food & Drug Retailing
                                             5.5
    Pharmaceuticals
                                             6.3
    Industrial Conglomerates
                                             7.0
    Commercial Services & Supplies
                                             8.8
    Media
                                             9.6
    Insurance
                                             11.1
    Diversified Financials
                                             11.7

COMMON STOCKS--96.0%
                                                               VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
 AEROSPACE & DEFENSE--2.0%
 120,300     Honeywell International Inc. ..................  $  2,880
                                                              --------
 BANKS--3.5%
 213,321     FleetBoston Financial Corp. ...................     4,990
                                                              --------
CHEMICALS--3.1%
 106,999     E.l. du Pont De Nemours & Co. .................     4,414
                                                              --------
COMMERCIAL SERVICES & SUPPLIES--8.8%
 423,200     Cendant Corp.*.................................     4,867
 212,900     IMS Health Inc. ...............................     3,202
 131,200     Pitney Bowes Inc. .............................     4,402
                                                              --------
                                                                12,471
                                                              --------

COMMON STOCKS--CONTINUED
                                                               VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
DIVERSIFIED FINANCIALS--11.7%
 139,100     American Express Co. ..........................  $  5,059
 140,012     Citigroup Inc. ................................     5,173
 102,800     Federal Home Loan Mortgage Corp. ..............     6,330
                                                              --------
                                                                16,562
                                                              --------
ELECTRIC UTILITIES--3.6%
 101,100     Exelon Corp. ..................................     5,095
                                                              --------
ELECTRICAL EQUIPMENT--3.7%
 109,700     Emerson Electric Co. ..........................     5,285
                                                              --------
FOOD & DRUG RETAILING--5.5%
 148,400     CVS Corp. .....................................     4,115
 163,800     Safeway Inc.*..................................     3,784
                                                              --------
                                                                 7,899
                                                              --------
HEALTH CARE PROVIDERS & SERVICES--4.6%
  81,400     HCA Inc. ......................................     3,540
  82,500     Oxford Health Plans Inc. ......................     2,934
                                                              --------
                                                                 6,474
                                                              --------
HOTELS RESTAURANTS & LEISURE--3.0%
 189,300     Yum! Brands Inc.*..............................     4,265
                                                              --------
HOUSEHOLD DURABLES--2.2%
  66,700     Whirlpool Corp. ...............................     3,109
                                                              --------
INDUSTRIAL CONGLOMERATES--7.0%
 169,600     General Electric Co. ..........................     4,282
 137,600     Textron Inc. ..................................     5,642
                                                              --------
                                                                 9,924
                                                              --------
INSURANCE--11.1%
  98,000     Allstate Corp. ................................     3,898
  71,965     Chubb Corp. ...................................     4,059
 112,000     John Hancock Financial Services Inc. ..........     3,282
 102,000     MGIC Investment Corp. .........................     4,280
   6,049     Travelers Property Casualty Corp. Cl. A........        81
  12,428     Travelers Property Casualty Corp. Cl. B........       168
                                                              --------
                                                                15,768
                                                              --------
MEDIA--9.6%
 246,200     Comcast Corp. Cl. A............................     5,665
  45,100     Gannett Inc. ..................................     3,424
 550,400     Liberty Media Corp. Series A*..................     4,552
                                                              --------
                                                                13,641
                                                              --------
OIL & GAS--5.2%
  70,300     Devon Energy Corp. ............................     3,550
  88,300     Kerr-McGee Corp. ..............................     3,841
                                                              --------
                                                                 7,391
                                                              --------
PHARMACEUTICALS--6.3%
  91,300     Abbott Laboratories............................     3,823
  94,300     Merck & Co Inc. ...............................     5,115
                                                              --------
                                                                 8,938
                                                              --------
SPECIALTY RETAIL--5.1%
 276,700     Office Depot Inc.*.............................     3,982
 157,900     RadioShack Corp. ..............................     3,300
                                                              --------
                                                                 7,282
                                                              --------
TOTAL COMMON STOCKS
  (Cost $145,217)...........................................   136,388
                                                              --------

                                DOMESTIC EQUITY

HARBOR LARGE CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

SHORT-TERM INVESTMENT--4.3%
(Cost $6,122)

PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                       (000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated October 31, 2002 due November 1,
               2002 at 0.65% collateralized by a U.S.
               Treasury Note 2.125% October 31, 2004, par
               value of $6,210 (repurchase proceeds of
 $ 6,122       $6,122 when closed on November 1, 2002)......  $  6,122
                                                              --------
TOTAL INVESTMENTS--100.3%
  (Cost $151,339)...........................................   142,510
CASH AND OTHER ASSETS, LESS LIABILITIES--(0.3%).............      (447)
                                                              --------
TOTAL NET ASSETS--100.0%....................................  $142,063
                                                              ========

------------

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2002

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 1.7%)

    IT Consulting & Services
                                             2.1
    Leisure Equipment & Products
                                             2.2
    Media
                                             2.4
    Pharmaceuticals
                                             2.5
    Multiline Retail
                                             2.8
    Diversified Financials
                                             2.9
    Energy Equipment & Services
                                             3.0
    Food Products
                                             3.0
    Health Care Providers & Services
                                             3.1
    Software
                                             3.1
    Electronic Equipment & Instruments
                                             3.2
    Insurance
                                             3.2
    Electrical Equipment
                                             3.4
    Metals & Mining
                                             3.4
    Oil & Gas
                                             4.0
    Road & Rail
                                             4.0
    Machinery
                                             4.3
    Specialty Retail
                                             4.6
    Hotels Restaurants & Leisure
                                             5.4
    Electric Utilities
                                             7.4
    Semiconductor Equipment & Products
                                             8.0
    Banks
                                             9.3
    Commercial Services & Supplies
                                             11.0

COMMON STOCKS--98.3%
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
 BANKS--9.3%
  5,700      Banknorth Group Inc. ............................  $  132
  3,000      City National Corp. .............................     136
  4,700      Mercantile Bankshares Corp. .....................     183
                                                                ------
                                                                   451
                                                                ------

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--11.0%
  4,100      D&B*.............................................  $  150
  7,600      National Processing Inc.*........................     100
  7,400      Republic Services Inc.*..........................     152
  6,900      Viad Corp. ......................................     134
                                                                ------
                                                                   536
                                                                ------
DIVERSIFIED FINANCIALS--2.9%
 12,100      Stilwell Financial Inc. .........................     142
                                                                ------
ELECTRIC UTILITIES--7.4%
  5,700      FirstEnergy Corp. ...............................     185
  3,000      FPL Group Inc. ..................................     177
                                                                ------
                                                                   362
                                                                ------
ELECTRICAL EQUIPMENT--3.4%
  5,300      Cooper Industries Inc. Cl. A.....................     167
                                                                ------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.2%
 10,100      Jabil Circuit Inc.*..............................     156
                                                                ------
ENERGY EQUIPMENT & SERVICES--3.0%
  5,400      ENSCO International Inc. ........................     146
                                                                ------
FOOD PRODUCTS--3.0%
  5,900      Interstate Bakeries Corp. .......................     147
                                                                ------
HEALTH CARE PROVIDERS & SERVICES--3.1%
  6,900      Omnicare Inc. ...................................     150
                                                                ------
HOTELS RESTAURANTS & LEISURE--5.4%
  4,200      Outback Steakhouse Inc. .........................     143
 16,500      Park Place Entertainment Corp.*..................     120
                                                                ------
                                                                   263
                                                                ------
INSURANCE--3.2%
  2,500      Ambac Financial Group Inc. ......................     154
                                                                ------
IT CONSULTING & SERVICES--2.1%
  4,600      SunGard Data Systems Inc.*.......................     102
                                                                ------
LEISURE EQUIPMENT & PRODUCTS--2.2%
  1,700      Polaris Industries Inc. .........................     107
                                                                ------
MACHINERY--4.3%
  4,750      PACCAR Inc. .....................................     210
                                                                ------
MEDIA--2.4%
 11,800      Insight Communications Co. Inc. Cl. A*...........     115
                                                                ------
METALS & MINING--3.4%
  3,900      Nucor Corp. .....................................     164
                                                                ------
MULTILINE RETAIL--2.8%
  6,700      BJ's Wholesale Club Inc.*........................     135
                                                                ------
OIL & GAS--4.0%
  5,200      EOG Resources Inc. ..............................     193
                                                                ------
PHARMACEUTICALS--2.5%
  8,100      King Pharmaceuticals Inc.*.......................     124
                                                                ------
ROAD & RAIL--4.0%
  9,566      Werner Enterprises Inc. .........................     196
                                                                ------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--8.0%
 28,000      Lattice Semiconductor Corp.*.....................     190
  6,400      Novellus Systems Inc.*...........................     202
                                                                ------
                                                                   392
                                                                ------
SOFTWARE--3.1%
  4,000      Synopsys Inc.*...................................     151
                                                                ------
SPECIALTY RETAIL--4.6%
  2,200      Payless ShoeSource Inc.*.........................     111
  2,700      Ross Stores Inc. ................................     113
                                                                ------
                                                                   224
                                                                ------
TOTAL COMMON STOCKS
  (Cost $5,275)...............................................   4,787
                                                                ------

                                DOMESTIC EQUITY

HARBOR MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

SHORT-TERM INVESTMENT--3.2%
(Cost $154)
PRINCIPAL
AMOUNT                                                          VALUE
(000S)                                                          (000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated October 31, 2002 due November 1,
               2002 at 0.65% collateralized by a U.S. Treasury
               Note 2.125% October 31, 2004, par value of $160
               (repurchase proceeds of $154 when
  $ 154        closed on November 1, 2002)....................  $  154
                                                                ------
TOTAL INVESTMENTS--101.5%
  (Cost $5,429)...............................................   4,941
CASH AND OTHER ASSETS, LESS LIABILITIES--(1.5%)...............     (74)
                                                                ------
TOTAL NET ASSETS--100.0%......................................  $4,867
                                                                ======

------------

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2002

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 12.5%)

    Wireless Telecommunication Services
                                             0.5
    Building Products
                                             0.9
    Specialty Retail
                                             0.9
    Automobiles
                                             1.0
    Electronic Equipment & Instruments
                                             1.1
    Electric Utilities
                                             1.8
    Gas Utilities
                                             1.8
    Real Estate
                                             1.9
    Media
                                             2.7
    Pharmaceuticals
                                             2.8
    Multiline Retail
                                             2.9
    Software
                                             3.1
    Chemicals
                                             3.4
    Hotels Restaurants & Leisure
                                             4.2
    Insurance
                                             5.3
    Banks
                                             5.5
    Health Care Equipment & Supplies
                                             5.7
    Oil & Gas
                                             6.1
    Diversified Financials
                                             7.4
    Commercial Services & Supplies
                                             7.8
    Household Durables
                                             9.0
    Health Care Providers & Services
                                             11.7

COMMON STOCKS--87.5%
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
 AUTOMOBILES--1.0%
  3,200      Winnebago Industries Inc. ......................  $   145
                                                               -------

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
 BANKS--5.5%
  4,700      Astoria Financial Corp. ........................  $   123
 22,500      BankUnited Financial Corp.*.....................      365
  4,600      Commerce Bancorp Inc. ..........................      211
  1,900      Golden State Bancorp Inc........................       70
  2,300      Hibernia Corp. Cl. A............................       45
                                                               -------
                                                                   814
                                                               -------
BUILDING PRODUCTS--0.9%
  8,600      Watsco Inc. ....................................      138
                                                               -------
CHEMICALS--3.4%
  5,900      The Scotts Co. Cl. A*...........................      281
  5,300      Valspar Corp. ..................................      221
                                                               -------
                                                                   502
                                                               -------
COMMERCIAL SERVICES & SUPPLIES--7.8%
 37,100      Administaff Inc.*...............................      226
 11,600      Allied Waste Industries Inc.*...................       95
 10,600      Global Payments Inc.............................      299
  9,200      Kelly Services Inc. Cl. A.......................      218
 10,200      NDCHealth Corp. ................................      180
  6,800      Republic Services Inc.*.........................      140
                                                               -------
                                                                 1,158
                                                               -------
DIVERSIFIED FINANCIALS--7.4%
  9,400      AmeriCredit Corp.*..............................       71
  7,000      Eaton Vance Corp. ..............................      201
  8,650      Jefferies Group Inc.............................      360
 11,600      Raymond James Financial Inc.....................      363
  1,100      Student Loan Corp...............................      105
                                                               -------
                                                                 1,100
                                                               -------
ELECTRIC UTILITIES--1.8%
 12,100      PNM Resources Inc. .............................      267
                                                               -------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.1%
  3,500      FLIR Systems Inc.*..............................      166
                                                               -------
GAS UTILITIES--1.8%
 13,900      ONEOK Inc. .....................................      263
                                                               -------
HEALTH CARE EQUIPMENT & SUPPLIES--5.7%
 10,300      Diagnostic Products Corp. ......................      425
  7,900      The Cooper Cos. Inc.............................      419
                                                               -------
                                                                   844
                                                               -------
HEALTH CARE PROVIDERS & SERVICES--11.7%
 22,400      Covance Inc.*...................................      499
  5,700      Lincare Holdings Inc.*..........................      194
  5,700      Orthodontic Centers of America Inc.*............       54
 10,000      Pediatrix Medical Group Inc.*...................      400
 16,800      Pharmaceutical Product Development Inc.*........      460
 11,600      Quintiles Transnational Corp.*..................      125
  1,200      Service Corp. International*....................        4
  1,200      Stewart Enterprises Inc. Cl. A*.................        7
                                                               -------
                                                                 1,743
                                                               -------
HOTELS RESTAURANTS & LEISURE--4.2%
  5,700      Brinker International Inc.*.....................      162
  4,600      CEC Entertainment Inc.*.........................      128
  6,000      Sonic Corp.*....................................      140
 13,600      WMS Industries Inc.*............................      193
                                                               -------
                                                                   623
                                                               -------

                                DOMESTIC EQUITY

HARBOR SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
 HOUSEHOLD DURABLES--9.0%
  9,650      D.R. Horton Inc. ...............................  $   186
    200      Furniture Brands International Inc.*............        4
  9,400      Harman International Industries Inc. ...........      526
 14,200      Hovnanian Enterprises Inc. Cl. A*...............      537
  3,500      Snap-on Inc. ...................................       91
                                                               -------
                                                                 1,344
                                                               -------
INSURANCE--5.3%
  8,800      Commerce Group Inc. ............................      301
  9,100      Philadelphia Consolidated Holding Corp.*........      305
  6,700      Protective Life Corp. ..........................      191
                                                               -------
                                                                   797
                                                               -------
MEDIA--2.7%
 34,400      Sinclair Broadcast Group Inc. Cl. A*............      407
                                                               -------
MULTILINE RETAIL--2.9%
 15,750      Fred's Inc. Cl. A...............................      430
                                                               -------
OIL & GAS--6.1%
 17,200      Pioneer Natural Resources Co.*..................      428
 12,100      Swift Energy Co.*...............................       87
 16,700      XTO Energy Inc. ................................      402
                                                               -------
                                                                   917
                                                               -------
PHARMACEUTICALS--2.8%
  3,200      Barr Laboratories Inc.*.........................      188
 13,700      KV Pharmaceutical Co.*..........................      235
                                                               -------
                                                                   423
                                                               -------
REAL ESTATE--1.9%
  3,500      Alexandria Real Estate Equities Inc. ...........      147
  4,600      SL Green Realty Corp. ..........................      134
                                                               -------
                                                                   281
                                                               -------

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
SOFTWARE--3.1%
  8,200      Cerner Corp.*...................................  $   292
 19,700      Verity Inc.*....................................      178
                                                               -------
                                                                   470
                                                               -------
SPECIALTY RETAIL--0.9%
  7,100      Movie Gallery Inc...............................      129
                                                               -------
WIRELESS TELECOMMUNICATION SERVICES--0.5%
 55,200      American Tower Corp. Cl. A*.....................       78
                                                               -------
TOTAL COMMON STOCKS
  (Cost $13,148).............................................   13,039
                                                               -------

SHORT-TERM INVESTMENT--8.8%
(Cost $1,310)
PRINCIPAL
AMOUNT
(000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated October 31, 2002 due November 1,
               2002 at 0.65% collateralized by a U.S.
               Treasury Note 2.125% October 31, 2004, par
               value of $1,330 (repurchase proceeds of $1,310
 $1,310        when closed on November 1, 2002)..............    1,310
                                                               -------
TOTAL INVESTMENTS--96.3%
  (Cost $14,458).............................................   14,349
CASH AND OTHER ASSETS, LESS LIABILITIES--3.7%................      557
                                                               -------
TOTAL NET ASSETS--100.0%.....................................  $14,906
                                                               =======

------------

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS
STATEMENT OF ASSETS AND LIABILITIES--OCTOBER 31, 2002

(All amounts in Thousands, except per share amounts)

                                   HARBOR         HARBOR                      HARBOR         HARBOR        HARBOR        HARBOR
                                  CAPITAL         MID CAP       HARBOR       SMALL CAP      LARGE CAP      MID CAP      SMALL CAP
                                APPRECIATION      GROWTH        GROWTH        GROWTH          VALUE         VALUE         VALUE
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS, AT IDENTIFIED
  COST*.....................    $ 5,381,728       $11,797      $ 72,508      $110,302       $151,339       $5,429        $14,458
=================================================================================================================================
Investments, at value.......    $ 5,086,736       $ 8,681      $ 58,450      $ 86,643       $136,388       $4,787        $13,039
Repurchase agreements.......             --           438            --        20,416          6,122          154          1,310
Receivables for:
  Investments sold..........         36,977           191         7,410            96             --           --             --
  Capital shares sold.......          5,677             2            30           110            135            7            562
  Dividends.................          3,558             1            --             4             71            2              7
  Interest..................              7            --            47            --             --           --             --
Withholding tax
  receivable................             27            --            --            --             --           --             --
Other assets................            171            --            56             9             58           --             --
---------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS.........      5,133,153         9,313        65,993       107,278        142,774        4,950         14,918
LIABILITIES
Payables for:
  Investments purchased.....         65,331           325            --         2,862             --           43             --
  Capital shares
     reacquired.............          8,832            --           106           370            605           32             --
  Written Options, at value
     (premiums received:
     $494; $0; $0; $0; $0;
     $0; $0)................            561            --            --            --             --           --             --
Accrued expenses:
  Management fees...........          2,415             4           113            55             76            2              6
  Trustees' fees............             27            --             1            --             --           --             --
  Transfer agent fees.......            334             3            21             8              9           --             --
  Other.....................            161             7             6            32             21            6              6
---------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES....         77,661           339           247         3,327            711           83             12
NET ASSETS..................    $ 5,055,492       $ 8,974      $ 65,746      $103,951       $142,063       $4,867        $14,906
=================================================================================================================================
Net assets consist of:
  Paid-in capital...........    $ 8,408,252       $16,802      $154,794      $116,410       $174,202       $5,669        $15,266
  Undistributed net
     investment income......          8,950            --            --            --            521           --             --
  Accumulated net realized
     loss...................     (3,066,652)       (5,150)      (74,990)       (9,216)       (23,831)        (314)          (251)
  Unrealized depreciation of
     investments............       (295,058)       (2,678)      (14,058)       (3,243)        (8,829)        (488)          (109)
---------------------------------------------------------------------------------------------------------------------------------
                                $ 5,055,492       $ 8,974      $ 65,746      $103,951       $142,063       $4,867        $14,906
=================================================================================================================================
Shares of beneficial
  interest..................        240,318         2,170        10,003        12,021         12,425          584          1,493
Net asset value, offering
  and redemption price per
  share.....................    $     21.04       $  4.14      $   6.57      $   8.65       $  11.43       $ 8.33        $  9.99

------------

*  Including repurchase agreements and short-term investments.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS
STATEMENT OF OPERATIONS--YEAR ENDED OCTOBER 31, 2002

(All amounts in Thousands)

                                  HARBOR         HARBOR                      HARBOR         HARBOR         HARBOR        HARBOR
                                 CAPITAL         MID CAP       HARBOR       SMALL CAP      LARGE CAP      MID CAP       SMALL CAP
                               APPRECIATION      GROWTH        GROWTH        GROWTH          VALUE        VALUE(1)      VALUE(2)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends................    $    48,742       $     8      $     47      $     75       $  2,249        $  23          $  43
  Interest.................          3,563             3           476            50            104            1              3
  Foreign taxes withheld...           (421)           --            --            --             (1)          --             --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT
     INCOME................         51,884            11           523           125          2,352           24             46
OPERATING EXPENSES:
  Management fees..........         36,384            81           811           387            932           19             47
  Shareholder
     communications........            587             3            25            29             34           --              2
  Custodian fees...........            254            31            27            20             29           15             26
  Transfer agent fees......          3,883            17           217            23            128            2              6
  Professional fees........            360             2            39            20             16            4              7
  Trustees' fees and
     expenses..............            119            --             1             1              2           --             --
  Registration fees........            218            21            29            38             26           37             35
  Miscellaneous............             90             9            13             8             24            1              8
---------------------------------------------------------------------------------------------------------------------------------
     Total operating
       expenses............         41,895           164         1,162           526          1,191           78            131
  Management fees waived...             --           (21)           --           (18)            --           (5)           (12)
  Other operating expenses
     waived................             --           (12)           --           (18)            --          (43)           (44)
---------------------------------------------------------------------------------------------------------------------------------
     Net operating
       expenses............         41,895           131         1,162           490          1,191           30             75
     Interest expense on
       swap agreements.....            434            --            --            --             --           --             --
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT
  INCOME/(LOSS)............          9,555          (120)         (639)         (365)         1,161           (6)           (29)
REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENT
  TRANSACTIONS:
  Net realized loss on:
     Investments...........     (1,127,244)       (2,902)      (64,095)       (8,606)       (10,349)        (314)          (251)
     Foreign currency
       transactions........           (353)           --            --            --             --           --             --
     Swap agreements.......        (26,440)           --            --            --             --           --             --
  Change in net unrealized
appreciation/(depreciation)
     of:
     Investments...........       (171,946)         (455)       25,373        (3,298)       (13,779)        (488)          (109)
     Translation of assets
       and liabilities in
       foreign
       currencies..........              2            --            --            --             --           --             --
---------------------------------------------------------------------------------------------------------------------------------
  Net loss on investment
     transactions..........     (1,325,981)       (3,357)      (38,722)      (11,904)       (24,128)        (802)          (360)
---------------------------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET
     ASSETS RESULTING FROM
     OPERATIONS............    $(1,316,426)      $(3,477)     $(39,361)     $(12,269)      $(22,967)       $(808)         $(389)
=================================================================================================================================

1  For the period March 1, 2002 (inception) through October 31, 2002.

2  For the period December 14, 2001 (inception) through October 31, 2002.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in Thousands)

                                                                          HARBOR                           HARBOR
                                                                   CAPITAL APPRECIATION                MID CAP GROWTH
                                                                --------------------------       --------------------------
                                                                NOVEMBER 1,    NOVEMBER 1,       NOVEMBER 1,    NOVEMBER 1,
                                                                   2001           2000              2001           2000
                                                                  THROUGH        THROUGH           THROUGH        THROUGH
                                                                OCTOBER 31,    OCTOBER 31,       OCTOBER 31,    OCTOBER 31,
                                                                   2002           2001              2002           2001
---------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
  Operations:
     Net investment income/(loss)...........................    $     9,555    $    10,626         $  (120)       $   (82)
     Net realized loss on investments, foreign currency
       transactions and swap agreements.....................     (1,154,037)    (1,807,374)         (2,902)        (2,248)
     Net unrealized appreciation/(depreciation) of
       investments..........................................       (171,944)    (1,461,985)           (455)        (2,223)
---------------------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......     (1,316,426)    (3,258,733)         (3,477)        (4,553)
---------------------------------------------------------------------------------------------------------------------------
  Distributions to shareholders:
     Net investment income..................................         (9,070)            --              --             --
     Net realized gain on investments.......................             --     (1,154,660)             --             --
---------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS....................         (9,070)    (1,154,660)             --             --
---------------------------------------------------------------------------------------------------------------------------
  Capital share transactions:
     Net proceeds from sale of shares.......................      2,158,700      2,165,435           8,019         16,950
     Net asset value of shares issued in connection with
       reinvestment of:
       Dividends from net investment income.................          8,354             --              --             --
       Distributions from net realized gain on
          investments.......................................             --      1,114,970              --             --
     Cost of shares reacquired..............................     (1,806,165)    (1,947,230)         (5,320)        (2,645)
---------------------------------------------------------------------------------------------------------------------------
     NET INCREASE/(DECREASE) DERIVED FROM CAPITAL
       TRANSACTIONS.........................................        360,889      1,333,175           2,699         14,305
---------------------------------------------------------------------------------------------------------------------------
     Net increase/(decrease) in net assets..................       (964,607)    (3,080,218)           (778)         9,752
NET ASSETS:
  Beginning of period.......................................      6,020,099      9,100,317           9,752             --
---------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*............................................    $ 5,055,492    $ 6,020,099         $ 8,974        $ 9,752
===========================================================================================================================
NUMBER OF CAPITAL SHARES:
  Sold......................................................         83,590         66,131           1,478          2,099
  Reinvested in payment of investment income dividends......            284             --              --             --
  Reinvested in payment of capital gain distributions.......             --         32,784              --             --
  Reacquired................................................        (71,575)       (59,853)         (1,036)          (371)
---------------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease) in shares outstanding.............         12,299         39,062             442          1,728
  Outstanding:
     Beginning of period....................................        228,019        188,957           1,728             --
---------------------------------------------------------------------------------------------------------------------------
     End of period..........................................        240,318        228,019           2,170          1,728
===========================================================================================================================
* Includes undistributed net investment income of:..........    $     8,950    $     9,072         $    --        $    --

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

              HARBOR                       HARBOR                       HARBOR
              GROWTH                  SMALL CAP GROWTH             LARGE CAP VALUE
    --------------------------   --------------------------   --------------------------
    NOVEMBER 1,    NOVEMBER 1,   NOVEMBER 1,    NOVEMBER 1,   NOVEMBER 1,    NOVEMBER 1,
       2001           2000          2001           2000          2001           2000
      THROUGH        THROUGH       THROUGH        THROUGH       THROUGH        THROUGH
    OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
       2002           2001          2002           2001          2002           2001
----------------------------------------------------------------------------------------
     $   (639)      $    (305)    $   (365)       $   (65)     $  1,161       $  2,286
      (64,095)        (11,022)      (8,606)          (610)      (10,349)       (10,630)
       25,373        (133,296)      (3,298)            55       (13,779)         3,472
----------------------------------------------------------------------------------------
      (39,361)       (144,623)     (12,269)          (620)      (22,967)        (4,872)
----------------------------------------------------------------------------------------
           --             (82)          --             --          (570)        (2,421)
           --         (17,428)          --             --            --         (1,898)
----------------------------------------------------------------------------------------
           --         (17,510)          --             --          (570)        (4,319)
----------------------------------------------------------------------------------------
       33,364          58,621      115,859         19,457        80,102         38,924
           --              81           --             --           548          2,324
           --          17,198           --             --            --          1,836
      (46,208)        (71,415)     (16,956)        (1,520)      (45,079)       (51,479)
----------------------------------------------------------------------------------------
      (12,844)          4,485       98,903         17,937        35,571         (8,395)
----------------------------------------------------------------------------------------
      (52,205)       (157,648)      86,634         17,317        12,034        (17,586)
      117,951         275,599       17,317             --       130,029        147,615
----------------------------------------------------------------------------------------
     $ 65,746       $ 117,951     $103,951        $17,317      $142,063       $130,029
========================================================================================
        3,572           3,837       12,068          1,935         5,846          5,391
           --               5           --             --            40            133
           --           1,040           --             --            --            178
       (5,142)         (4,682)      (1,829)          (153)       (3,458)        (6,337)
----------------------------------------------------------------------------------------
       (1,570)            200       10,239          1,782         2,428           (635)
       11,573          11,373        1,782             --         9,997         10,632
----------------------------------------------------------------------------------------
       10,003          11,573       12,021          1,782        12,425          9,997
========================================================================================
     $     --       $      --     $     --        $    --      $    521       $     56

        HARBOR           HARBOR
     MID CAP VALUE   SMALL CAP VALUE
     -------------   ---------------
       MARCH 1,       DECEMBER 14,
         2002             2001
        THROUGH          THROUGH
      OCTOBER 31,      OCTOBER 31,
         2002             2002
---  -------------------------------
        $   (6)          $   (29)
          (314)             (251)
          (488)             (109)
---
          (808)             (389)
---
            --                --
            --                --
---
            --                --
---
         6,513            18,231
            --                --
            --                --
          (838)           (2,936)
---
         5,675            15,295
---
         4,867            14,906
            --                --
---
        $4,867           $14,906
===
           678             1,788
            --                --
            --                --
           (94)             (295)
---
           584             1,493
            --                --
---
           584             1,493
===
        $   --           $    --

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                                      INCOME FROM INVESTMENT OPERATIONS
                                                               ------------------------------------------------
                                                  NET ASSET                            NET REALIZED AND
                                                    VALUE           NET            UNREALIZED GAINS/(LOSSES)       TOTAL FROM
                                                  BEGINNING     INVESTMENT      ON INVESTMENTS, SWAP AGREEMENTS    INVESTMENT
YEAR/PERIOD ENDED                                 OF PERIOD    INCOME/(LOSS)    AND FOREIGN CURRENCY CONTRACTS     OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
HARBOR CAPITAL APPRECIATION FUND
October 31, 2002..............................     $26.40          $ .04                    $ (5.36)                $ (5.32)
October 31, 2001..............................      48.16            .04                     (15.63)                 (15.59)
October 31, 2000..............................      46.92             --                       5.84                    5.84
October 31, 1999..............................      33.51           (.02)                     15.78                   15.76
October 31, 1998..............................      34.01            .07                       4.35                    4.42
-----------------------------------------------------------------------------------------------------------------------------
HARBOR MID CAP GROWTH FUND
October 31, 2002..............................     $ 5.64          $(.06)(c)                $ (1.44)                $ (1.50)
October 31, 2001(1)...........................      10.00             --                      (4.36)                  (4.36)
-----------------------------------------------------------------------------------------------------------------------------
HARBOR GROWTH FUND
October 31, 2002(2)...........................     $10.19          $(.06)                   $ (3.56)                $ (3.62)
October 31, 2001..............................      24.23             --                     (12.48)                 (12.48)
October 31, 2000..............................      17.52             --                       7.90                    7.90
October 31, 1999..............................      10.81           (.07)                      7.85                    7.78
October 31, 1998..............................      14.20           (.04)                     (1.07)                  (1.11)
-----------------------------------------------------------------------------------------------------------------------------
HARBOR SMALL CAP GROWTH FUND
October 31, 2002(2)...........................     $ 9.72          $(.03)(c)                $ (1.04)                $ (1.07)
October 31, 2001(1)...........................      10.00             --                       (.28)                   (.28)
-----------------------------------------------------------------------------------------------------------------------------
HARBOR LARGE CAP VALUE FUND
October 31, 2002..............................     $13.01          $ .10                    $ (1.63)                $ (1.53)
October 31, 2001..............................      13.88            .24                       (.68)                   (.44)
October 31, 2000..............................      15.40            .27                        .08                     .35
October 31, 1999..............................      15.21            .27                       1.80                    2.07
October 31, 1998..............................      18.17            .27                        .79                    1.06
-----------------------------------------------------------------------------------------------------------------------------
HARBOR MID CAP VALUE FUND
October 31, 2002(3)...........................     $10.00          $  --                    $ (1.67)                $ (1.67)
-----------------------------------------------------------------------------------------------------------------------------
HARBOR SMALL CAP VALUE FUND
October 31, 2002(4)...........................     $10.00          $(.02)(c)                $   .01                 $  (.01)
-----------------------------------------------------------------------------------------------------------------------------

                                                      LESS DISTRIBUTIONS
                                                ------------------------------
                                                DIVIDENDS      DISTRIBUTIONS
                                                 FROM NET         FROM NET
                                                INVESTMENT        REALIZED
YEAR/PERIOD ENDED                                 INCOME      CAPITAL GAINS(5)
----------------------------------------------------
HARBOR CAPITAL APPRECIATION FUND
October 31, 2002..............................    $(.04)           $   --
October 31, 2001..............................       --             (6.17)
October 31, 2000..............................       --             (4.60)
October 31, 1999..............................     (.07)            (2.28)
October 31, 1998..............................     (.07)            (4.85)
-----------------------------------------------------------------------------------------------
HARBOR MID CAP GROWTH FUND
October 31, 2002..............................    $  --            $   --
October 31, 2001(1)...........................       --                --
-----------------------------------------------------------------------------------------------------------------
HARBOR GROWTH FUND
October 31, 2002(2)...........................    $  --            $   --
October 31, 2001..............................     (.01)            (1.55)
October 31, 2000..............................       --             (1.19)
October 31, 1999..............................       --             (1.07)
October 31, 1998..............................       --             (2.28)
-----------------------------------------------------------------------------------------------------------------------------
HARBOR SMALL CAP GROWTH FUND
October 31, 2002(2)...........................    $  --            $   --
October 31, 2001(1)...........................       --                --
-----------------------------------------------------------------------------------------------------------------------------
HARBOR LARGE CAP VALUE FUND
October 31, 2002..............................    $(.05)           $   --
October 31, 2001..............................     (.24)             (.19)
October 31, 2000..............................     (.30)            (1.57)
October 31, 1999..............................     (.25)            (1.63)
October 31, 1998..............................     (.28)            (3.74)
-----------------------------------------------------------------------------------------------------------------------------
HARBOR MID CAP VALUE FUND
October 31, 2002(3)...........................    $  --            $   --
-----------------------------------------------------------------------------------------------------------------------------
HARBOR SMALL CAP VALUE FUND
October 31, 2002(4)...........................    $  --            $   --
-----------------------------------------------------------------------------------------------------------------------------

1  Commenced operations on November 1, 2000.

2 After the close of business on October 31, 2002, the Harbor Small Cap Growth Fund was merged with and into Harbor Growth Fund. The accounting survivor of the merger is the Harbor Small Cap Growth Fund. Effective November 1, 2002, Harbor Growth Fund changed its name to "Harbor Small Cap Growth Fund."

3  Commenced operations on March 1, 2002.

4  Commenced operations on December 14, 2001.

5  Includes both short-term and long-term capital gains.

6  Percentage does not reflect reduction for credit balance arrangements (see
   Note 4 to financial statements).

a  Annualized.

b  Unannualized.

c Reflects the Adviser's waiver of a portion of its management fees and other operating expenses.

d The total returns would have been lower had certain expenses not been waived during the periods shown.

e  Dividend expense from investments sold short.

f  Interest expense for swap agreements.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

                                                                    RATIO OF                    RATIO OF             RATIO OF
                    NET ASSET                                       OPERATING              OPERATING EXPENSES   OPERATING EXPENSES
                      VALUE                      NET ASSETS         EXPENSES                  NOT IMPOSED       NET OF ALL OFFSETS
        TOTAL          END      TOTAL           END OF PERIOD      TO AVERAGE                  TO AVERAGE           TO AVERAGE
    DISTRIBUTIONS   OF PERIOD   RETURN             (000S)       NET ASSETS (%)(6)            NET ASSETS (%)       NET ASSETS (%)
----------------------------------------------------------------------------------------------------------------------------------

       $ (.04)       $21.04     (20.20)%         $5,055,492            .69%                         --%                 .69%
        (6.17)        26.40     (35.23)           6,020,099            .66                          --                  .66
        (4.60)        48.16     12.26             9,100,317            .64                          --                  .64
        (2.35)        46.92     48.59             6,484,801            .66                          --                  .66
        (4.92)        33.51     15.72             3,833,598            .68                          --                  .68
----------------------------------------------------------------------------------------------------------------------------------
       $   --        $ 4.14     (26.77)%(d)      $    8,974           1.20%(c)                     .31%                1.20%(c)
           --          5.64     (43.60)(d)            9,752           1.20(c)                      .53                 1.20(c)
----------------------------------------------------------------------------------------------------------------------------------
       $   --        $ 6.57     (35.53)%         $   65,746           1.08%                         --%                1.08%
        (1.56)        10.19     (53.96)             117,951            .95                          --                  .95
        (1.19)        24.23     45.92               275,599            .88                          --                  .87
        (1.07)        17.52     76.51               145,249            .90                          --                  .90
        (2.28)        10.81     (8.73)               88,030           1.00                          --                 1.00
----------------------------------------------------------------------------------------------------------------------------------
       $   --        $ 8.65     (11.01)%(d)      $  103,951            .95%(c)                     .08%                 .95%(c)
           --          9.72     (2.80)(d)            17,317           1.20(c)                      .63                 1.20(c)
----------------------------------------------------------------------------------------------------------------------------------
       $ (.05)       $11.43     (11.83)%         $  142,063            .77%                         --%                 .77%
         (.43)        13.01     (3.20)              130,029            .77                          --                  .77
        (1.87)        13.88      3.07               147,615            .80                          --                  .80
        (1.88)        15.40     14.60               157,382            .76                          --                  .76
        (4.02)        15.21      6.69               170,468            .79                          --                  .79
----------------------------------------------------------------------------------------------------------------------------------
       $   --        $ 8.33     (16.70)%(b,d)    $    4,867           1.20%(a,c)                  1.93%(a)             1.20%(a,c)
----------------------------------------------------------------------------------------------------------------------------------
       $   --        $ 9.99      (.10)%(b,d)     $   14,906           1.20%(a,c)                   .90%(a)             1.20%(a,c)
----------------------------------------------------------------------------------------------------------------------------------

                             RATIO OF
          RATIO OF        NET INVESTMENT
     INTEREST/DIVIDEND    INCOME/(LOSS)
     EXPENSE TO AVERAGE     TO AVERAGE             PORTFOLIO
       NET ASSETS (%)     NET ASSETS (%)          TURNOVER (%)
----------------------------------------------------------------------------------------------------------------------------------
            .01%(f)              .16%                    76%
             --                  .15                     89
             --                 (.07)                    86
             --                 (.05)                    68
             --                  .24                     70
----------------------------------------------------------------------------------------------------------------------------------
             --%               (1.11)%(c)                70%
             --                 (.92)(c)                 61
----------------------------------------------------------------------------------------------------------------------------------
             --%                (.59)%                   48%
             --                 (.17)                     9
             --                  .02                     13
             --                 (.54)                    13
             --                 (.30)                    23
----------------------------------------------------------------------------------------------------------------------------------
             --%                (.71)%(c)                50%
             --                 (.67)(c)                 56
----------------------------------------------------------------------------------------------------------------------------------
             --%                 .75%                    35%
            .14(e)              1.64                    194
            .16(e)              2.05                    106
             --                 1.65                    110
             --                 1.67                    114
----------------------------------------------------------------------------------------------------------------------------------
             --%                (.22)%(a,c)              41%(b)
----------------------------------------------------------------------------------------------------------------------------------
             --%                (.46)%(a,c)              20%(b)
----------------------------------------------------------------------------------------------------------------------------------

                                DOMESTIC EQUITY

HARBOR INTERNATIONAL EQUITY FUNDS
MANAGERS' COMMENTARY (UNAUDITED)

The following performance figures are annualized for each Fund. Unless otherwise stated, all comments pertain to the fiscal year ended October 31, 2002. The comparative market indices reflect no operating or transaction costs; however the Funds' total returns are net of these costs. Performance data quoted represents past performance and is not predictive of future performance. The returns shown in the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    HARBOR INTERNATIONAL FUND                                                        10/31/2002  $26.69
    INCEPTION DATE--DECEMBER 29, 1987                            NET ASSET VALUE:    10/31/2001  $28.65

[HARBOR INTERNATIONAL FUND GRAPH]

                                                                       INTERNATIONAL                           EAFE
                                                                       -------------                           ----
10/31/93                                                                  13950.80                           13745.80
10/31/94                                                                  16541.10                           15133.30
10/31/95                                                                  17378.70                           15077.00
10/31/96                                                                  20536.90                           16655.80
10/31/97                                                                  24492.70                           17426.80
10/31/98                                                                  26200.40                           19107.70
10/31/99                                                                  31087.50                           23508.80
10/31/00                                                                  32249.00                           22828.20
10/31/01                                                                  26961.40                           17137.00
10/31/02                                                                  26100.70                           14872.90

---------------------------------------------------------------------------
                                 Total Return for Periods Ended 10/31/2002
---------------------------------------------------------------------------
           Fund/Index              1 Year       5 Years         10 Years
---------------------------------------------------------------------------
 Harbor International Fund         -3.19%        1.28%           10.07%
---------------------------------------------------------------------------
 EAFE                              -13.21%       -3.12%          4.05%
---------------------------------------------------------------------------

During a period of broad declines for global equity markets, the Harbor International Fund posted a negative total return but outpaced the EAFE index by more than 10 percentage points for the fiscal year ended October 31, 2002. The Fund also outperformed the index by wide margins for the latest 5- and 10-year periods.
- Portfolio holdings in food, beverage, tobacco and other consumer staples produced double-digit returns, providing a major contribution to both absolute and relative performance. The Fund was overweighted in consumer staples, and its holdings in that sector outperformed those in the index.
- The Fund also was overweighted in the basic materials sector. Its holdings in paper and forest products, metals, and other basic materials stocks contributed positive returns and outpaced those in the index by a substantial margin.
- Financial services stocks in the portfolio were a major detractor from performance, although they slightly outpaced those in the benchmark. Believing that some holdings faced the possibility of narrowing profit margins, the manager gradually reduced the Fund's exposure to the financial services area.
- The Fund's largest country exposures were in the United Kingdom, France, and Switzerland, which accounted for about 50% of total assets as of October 31, 2002. Portfolio holdings in all three of these countries outperformed those in the index.
- The Fund continued to be underweighted in Japan. However, the Fund's Japanese investments, principally in major companies with global markets, produced positive double-digit returns for the period, while those in the index were down at double-digit rates.
- The Harbor International Fund II was merged into the Harbor International Fund after the close of business on October 31, 2002.

    HARBOR INTERNATIONAL FUND II                                                     10/31/2002   $9.19
    INCEPTION DATE--JUNE 1, 1996                                 NET ASSET VALUE:    10/31/2001  $10.00

[HARBOR INTERNATIONAL FUND II GRAPH]

                                                                  HARBOR INTERNATIONAL II                      EAFE
                                                                  -----------------------                      ----
10/31/96                                                                  10470.00                            9940.89
10/31/97                                                                  12212.40                           10401.10
10/31/98                                                                  11970.30                           11404.30
10/31/99                                                                  14887.00                           14031.10
10/31/00                                                                  16198.90                           13624.90
10/31/01                                                                  12112.80                           10228.10
10/31/02                                                                  11419.20                            8876.78

--------------------------------------------------------------------------------
                                      Total Return for Periods Ended 10/31/2002
--------------------------------------------------------------------------------
           Fund/Index                 1 Year         5 Years          Since
                                                                    Inception
--------------------------------------------------------------------------------
 Harbor International Fund II         -5.73%          -1.33%          2.09%
--------------------------------------------------------------------------------
 EAFE                                -13.21%          -3.12%          -1.84%
--------------------------------------------------------------------------------

The Harbor International Fund II posted a negative total return for the 12 months ended October 31, 2002, as global equity markets experienced a sharp decline. However, favorable stock selection enabled the Fund to outperform the EAFE index by more than seven percentage points for the fiscal year.
- Investments in the basic materials, consumer discretionary, and consumer staples sectors all produced positive returns for the Fund. Portfolio holdings in those sectors also outpaced those in the EAFE index.
- The Fund's largest portfolio weightings were in the financial services, basic materials, and consumer discretionary sectors, accounting for about 70% of total assets as of October 31, 2002. Financial services stocks in the portfolio produced a negative return but outpaced those in the index. Holdings in energy, industrials, and information technology slightly underperformed those in the index.
- The Fund's most significant underweighting by country was in Japan. Japanese stocks in the portfolio produced a positive return while those in the index were down sharply.
- The Fund's largest country exposures were in France, the United Kingdom, and Switzerland, which accounted for about 57% of total assets as of October 31, 2002. Portfolio holdings in all three of these countries outperformed those in the index.
Northern Cross Investments Limited became the new subadviser of the Fund effective August 1, 2002. After the close of business on October 31, 2002, the Fund was merged into the Harbor International Fund, which also is managed by Northern Cross Investments.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL EQUITY FUNDS
MANAGERS' COMMENTARY (UNAUDITED)--CONTINUED

Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. Because the Funds invest primarily in securities of foreign companies, there is a greater risk that the Funds' share prices will fluctuate more than if the Funds invested in domestic issuers. For information on the risks associated with these Funds, please refer to the Harbor Fund prospectus.

    HARBOR INTERNATIONAL GROWTH FUND                                                  10/31/2002  $6.74
    INCEPTION DATE--NOVEMBER 1, 1993                             NET ASSET VALUE:     10/31/2001  $8.44

[HARBOR INTERNATIONAL GROWTH FUND GRAPH]

                                                                    INTERNATIONAL GROWTH                   EAFE GROWTH
                                                                    --------------------                   -----------
10/31/94                                                                  11536.20                          10319.90
10/31/95                                                                  12208.20                          10456.60
10/31/96                                                                  15609.50                          11354.30
10/31/97                                                                  16878.50                          11622.20
10/31/98                                                                  19741.10                          12948.50
10/31/99                                                                  21295.70                          15580.50
10/31/00                                                                  20958.50                          14435.30
10/31/01                                                                  11416.90                          10004.80
10/31/02                                                                   9118.82                           8835.30

--------------------------------------------------------------------------------
                                      Total Return for Periods Ended 10/31/2002
--------------------------------------------------------------------------------
           Fund/Index                 1 Year         5 Years          Since
                                                                    Inception
--------------------------------------------------------------------------------
 Harbor International Growth
 Fund                                -20.13%         -11.59%          -1.02%
--------------------------------------------------------------------------------
 EAFE Growth                         -11.69%          -5.34%          -1.37%
--------------------------------------------------------------------------------

During a period of continued weakness in international equity markets, the Harbor International Growth Fund posted a negative total return and underperformed the EAFE Growth index for the year ended October 31, 2002. Mastholm Asset Management, LLC, became the new subadviser of the Fund on December 1, 2001.
- Stock specific losses in several companies detracted from both absolute and relative performance during the reporting period. Elan Corporation and BCE suffered losses early in the year after accounting and other management irregularities became public. More recently, the portfolio lost value as Talisman Energy reported a lower than expected production increase and Thomson SA announced a controversial strategy for royalty payments related to DVDs.
- The portfolio management team has increased the number of holdings to 59 positions as of October 31, 2002, in order to reduce the impact of any disappointing news affecting individual stocks during this difficult bear market environment. At the end of the fiscal year, international growth stocks were at their lowest valuations relative to value stocks in recent history, after leading the market higher in the late 1990's.
- The fund was underweighted in technology and telecommunications stocks -- sectors that generally have not met the manager's selection criterion of improving earnings performance. These sectors continued to exhibit poor earnings growth and declining prospective earnings growth during the period. Rallies in technology and telecommunications stocks in the fourth quarter of 2001 and more recently in October 2002 resulted from the sectors having been oversold prior to these rapid technical run-ups in prices.

    HARBOR GLOBAL EQUITY FUND                                                         10/31/2002  $6.06
    INCEPTION DATE--FEBRUARY 1, 2001                             NET ASSET VALUE:     10/31/2001  $7.39

[HARBOR GLOBAL EQUITY FUND GRAPH]

                                                                       GLOBAL EQUITY                        MSCI WORLD
                                                                       -------------                        ----------
10/31/01                                                                  7390.00                            7658.39
10/31/02                                                                  6064.55                            6520.94

--------------------------------------------------------------------------------
                                      Total Return for Periods Ended 10/31/2002
--------------------------------------------------------------------------------
           Fund/Index                 1 Year         5 Years          Since
                                                                    Inception
--------------------------------------------------------------------------------
 Harbor Global Equity Fund           -17.94%           N/A           -24.86%
--------------------------------------------------------------------------------
 MSCI World                          -14.85%          -1.59%         -21.68%
--------------------------------------------------------------------------------

The Harbor Global Equity Fund underperformed the MSCI World index during the year ended October 31, 2002. Despite some evidence of global economic recovery, stocks fell during the period due to concerns over the quality of corporate earnings, the stability of consumer spending, and mounting tension between the U.S. and Iraq.
- Stock selection in the consumer staples and industrial sectors was the primary detractor from the Fund's performance. In the consumer staples area, tobacco companies had the biggest negative impact on performance. In the industrial sector, exposure to airlines and defense contractors hurt the relative performance of the Fund.
- An underweighted position in information technology stocks benefited the Fund's performance over the period, as technology was the worst performing of the 10 major industrial sectors as defined by Morgan Stanley Capital International. The Fund also benefited from stock selection within the technology sector, avoiding some of the worst performing companies in the benchmark.
- Another positive area for the Fund was the health care sector. An overweighted position in service providers and an underweighted position in major pharmaceuticals produced strong relative performance compared with the index.
- Exposure to emerging markets also benefited the Fund over the past year. The Fund held positions in several industry-leading companies based in emerging market regions that, in the manager's view, were trading at attractive valuations relative to their global industry peers. The majority of the Fund's emerging markets holdings were based in South Korea, Mexico and Brazil.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2002

INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)
(Excludes net cash and short-term investments of 7.3%)

    South Korea (S. KOR)
                                             0.5
    Spain (SP)
                                             0.5
    Norway (NOR)
                                             1.0
    Hong Kong (HK)
                                             1.1
    China (CHN)
                                             1.4
    South Africa (S. AFR)
                                             1.5
    Singapore (SGP)
                                             1.6
    Australia (AUS)
                                             1.8
    Denmark (DEN)
                                             1.8
    Germany (GER)
                                             2.4
    Italy (IT)
                                             2.6
    Finland (FIN)
                                             2.9
    Brazil (BR)
                                             3.4
    Japan (JP)
                                             6.4
    Netherlands (NET)
                                             6.7
    Sweden (SW)
                                             7.0
    Switzerland (SWS)
                                             12.2
    France (FR)
                                             16.9
    United Kingdom (UK)
                                             21.0

COMMON STOCKS--92.7%
                                                               VALUE
   SHARES                                                      (000S)
-----------------------------------------------------------------------
AUTO COMPONENTS--3.2%
    3,425,000    Continental AG (GER)......................  $   48,980
    2,143,878    Michelin--Registered (FR).................      62,208
                                                             ----------
                                                                111,188
                                                             ----------
AUTOMOBILES--2.2%
    1,782,226    Peugeot SA (FR)...........................      75,457
                                                             ----------

COMMON STOCKS--CONTINUED
                                                               VALUE
   SHARES                                                      (000S)
-----------------------------------------------------------------------
BANKS--12.8%
    4,739,398    ABN Amro Holding NV (NET).................  $   69,463
9,415,000,000    Banco Bradesco SA Pfd. (BR)...............      25,067
      684,200    Bankinter SA--Registered (SP).............      17,960
    1,267,766    BNP Paribas (FR)..........................      50,443
   22,742,026    IntesaBci SpA (IT)........................      38,546
      500,000    Kookmin Bank (S. KOR).....................      16,592
    5,476,733    San Paolo IMI SpA (IT)....................      34,100
    5,749,028    Standard Chartered plc (UK)...............      66,869
    1,401,936    UBS AG--Registered (SWS)..................      66,644
    7,488,842    United Overseas Bank Ltd. (Alien Market)
                   (SGP)...................................      56,796
                                                             ----------
                                                                442,480
                                                             ----------
BEVERAGES--2.6%
    8,076,537    Diageo plc (UK)...........................      90,974
                                                             ----------
BUILDING PRODUCTS--1.0%
    1,553,600    Compagnie de Saint-Gobain (FR)............      33,672
                                                             ----------
CHEMICALS--2.5%
    1,868,619    Bayer AG (GER)............................      35,384
    3,589,446    The BOC Group plc (UK)....................      50,448
                                                             ----------
                                                                 85,832
                                                             ----------
COMMUNICATIONS EQUIPMENT--1.8%
      484,360    Ericsson (LM) Tel Ab Cl. B ADR (SW)(1)*...       3,822
   73,922,904    Ericsson (LM) Tel Ab Series B (SW)*.......      59,554
                                                             ----------
                                                                 63,376
                                                             ----------
DIVERSIFIED FINANCIALS--1.5%
    2,452,938    ING Groep NV (NET)........................      40,945
    2,721,000    Swire Pacific Ltd. Cl. A (HK).............      11,443
                                                             ----------
                                                                 52,388
                                                             ----------
FOOD PRODUCTS--2.8%
      448,000    Nestle SA--Registered (SWS)...............      95,812
                                                             ----------
HOTELS RESTAURANTS & LEISURE--1.5%
    1,425,565    Accor SA (FR).............................      50,508
                                                             ----------
HOUSEHOLD DURABLES--2.3%
      464,303    Hunter Douglas NV (NET)...................      11,380
    1,591,200    Sony Corp. (JP)...........................      68,306
                                                             ----------
                                                                 79,686
                                                             ----------
INSURANCE--4.9%
    3,450,000    Aegon NV (NET)............................      46,678
    3,956,272    AXA SA (FR)...............................      58,923
      451,820    Swiss Reinsurance Co. (SWS)...............      31,294
      348,091    Zurich Financial Services Group (SWS).....      32,695
                                                             ----------
                                                                169,590
                                                             ----------
LEISURE EQUIPMENT & PRODUCTS--0.9%
    1,158,000    Fuji Photo Film Co. (JP)..................      31,882
                                                             ----------
MEDIA--1.9%
    2,747,919    News Corp. Ltd. ADR (AUS)(1)..............      63,834
                                                             ----------
METALS & MINING--12.3%
    4,748,740    Anglo American plc ADR (UK)(1)............      59,882
    2,000,000    AngloGold Ltd. ADR (S. AFR)(1)............      50,340
    5,014,200    Arcelor (FR)*.............................      54,065
   13,440,428    BHP Billiton plc ADR (UK)(1)..............     131,212
    1,750,000    Companhia Vale do Rio Doce Pfd. (BR)......      44,951
    1,399,163    Pechiney SA Series A (FR).................      43,088
    2,217,439    Rio Tinto plc--Registered (UK)............      40,040
                                                             ----------
                                                                423,578
                                                             ----------
OFFICE ELECTRONICS--3.5%
    3,240,000    Canon Inc. (JP)...........................     119,291
                                                             ----------

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                               VALUE
   SHARES                                                      (000S)
-----------------------------------------------------------------------
OIL & GAS--12.6%
   11,393,662    BG Group plc (UK).........................  $   45,421
   14,861,216    BP plc (UK)...............................      95,256
  300,740,950    China Petroleum & Chemical Corp. (CHN)....      46,657
    1,250,000    Eni SpA (IT)..............................      17,320
      862,300    Norsk Hydro ASA (NOR).....................      33,135
    3,899,443    Petroleo Brasileiro SA-PETROBRAS Pfd.
                   (BR)....................................      47,660
    1,434,000    Royal Dutch Petroleum Co. ADR (NET)(1)....      61,346
      630,677    Total Fina Elf SA Series B (FR)*..........      86,701
                                                             ----------
                                                                433,496
                                                             ----------
PAPER & FOREST PRODUCTS--5.4%
    1,405,900    Holmen Ab Series B (SW)...................      34,897
    2,450,000    Stora Enso Ojy Series R (FIN).............      25,472
    1,780,704    Svenska Cellulosa Ab Series B (SW)........      54,281
    2,257,809    UPM-Kymmene Corp. (FIN)...................      73,078
                                                             ----------
                                                                187,728
                                                             ----------
PHARMACEUTICALS--5.7%
      585,000    Aventis SA (FR)...........................      34,949
    2,612,760    Novartis AG--Registered (SWS).............      99,397
    2,225,900    Novo Nordisk A/S Series B (DEN)...........      61,231
                                                             ----------
                                                                195,577
                                                             ----------
SPECIALTY RETAIL--2.8%
    5,538,700    Compagnie Financiere Richemont AG--Bearer
                   (SWS)...................................      95,437
                                                             ----------
TOBACCO--6.8%
    8,141,947    British American Tobacco plc (UK).........      83,246
    3,900,000    Imperial Tobacco Group plc (UK)...........      60,971
   12,436,474    Swedish Match Ab (SW).....................      89,359
                                                             ----------
                                                                233,576
                                                             ----------
TRANSPORTATION INFRASTRUCTURE--0.9%
   43,779,732    Eurotunnel SA Units (FR)*.................      31,585
                 Eurotunnel SA Warrants (FR)*
   19,000,000      Expire 10/30/2003.......................         376
                                                             ----------
                                                                 31,961
                                                             ----------
WIRELESS TELECOMMUNICATION SERVICES--0.8%
   10,725,000    China Mobile (Hong Kong) Ltd. (HK)*.......      26,402
                                                             ----------
TOTAL COMMON STOCKS
  (Cost $2,609,060)........................................   3,193,725
                                                             ----------

SHORT-TERM INVESTMENTS--7.8%
  PRINCIPAL
   AMOUNT                                                      VALUE
   (000S)                                                      (000S)
-----------------------------------------------------------------------
COMMERCIAL PAPER
                 American Express Credit Corp. Yrs 1&2
$      20,000      1.750%--11/05/2002......................  $   20,000
       18,117      1.740%--11/13/2002......................      18,117
       20,000      1.680%--11/18/2002......................      20,000
       10,067      1.680%--11/19/2002......................      10,067
       20,606      1.650%--11/20/2002......................      20,606
                                                             ----------
                                                                 88,790
                                                             ----------
                 Citicorp
       20,000      1.650%--11/07/2002......................      20,000
       20,000      1.600%--11/14/2002......................      20,000
                                                             ----------
                                                                 40,000
                                                             ----------
                 Exxon Project Investment Yrs 3&4
       11,810      1.730%--11/08/2002......................      11,810
                                                             ----------
                 General Electric Capital Corp.
       18,772      1.750%--11/04/2002......................      18,772
       13,785      1.760%--11/06/2002......................      13,785
       12,242      1.720%--11/08/2002......................      12,242
       20,000      1.750%--11/12/2002......................      20,000
       20,000      1.700%--11/15/2002......................      20,000
        9,000      1.680%--11/19/2002......................       9,000
                                                             ----------
                                                                 93,799
                                                             ----------
                 Prudential Funding Corp.
       20,000      1.720%--11/01/2002......................      20,000
       15,883      1.700%--11/06/2002......................      15,883
                                                             ----------
                                                                 35,883
                                                             ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $270,282)..........................................     270,282
                                                             ----------
TOTAL INVESTMENTS--100.5%
  (Cost $2,879,342)........................................   3,464,007
CASH AND OTHER ASSETS, LESS LIABILITIES--(0.5%)............     (17,997)
                                                             ----------
TOTAL NET ASSETS--100.0%...................................  $3,446,010
                                                             ==========

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL FUND II
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2002

INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)
(Excludes net cash of -4.6%)

    Germany (GER)
                                             1.0
    China (CHN)
                                             1.6
    Italy (IT)
                                             1.6
    Denmark (DEN)
                                             1.8
    Singapore (SGP)
                                             2.4
    South Africa (S. AFR)
                                             2.6
    Australia (AUS)
                                             2.9
    Hong Kong (HK)
                                             3.6
    Sweden (SW)
                                             4.1
    Brazil (BR)
                                             4.8
    Finland (FIN)
                                             5.1
    Netherlands (NET)
                                             7.8
    Japan (JP)
                                             8.3
    Switzerland (SWS)
                                             15.9
    United Kingdom (UK)
                                             19.8
    France (FR)
                                             21.3

COMMON STOCKS--104.6%
                                                                VALUE
  SHARES                                                       (000S)
----------------------------------------------------------------------
AUTO COMPONENTS--2.8%
     43,467    Michelin--Registered (FR).....................  $ 1,261
                                                               -------
AUTOMOBILES--3.2%
     34,474    Peugeot SA (FR)...............................    1,460
                                                               -------
BANKS--14.8%
    103,201    ABN Amro Holding NV (NET).....................    1,513
120,000,000    Banco Bradesco SA Pfd. (BR)...................      320
    119,367    San Paolo IMI SpA (IT)........................      743
    128,323    Standard Chartered plc (UK)...................    1,493
     32,252    UBS AG--Registered (SWS)......................    1,533
    146,000    United Overseas Bank Ltd. (Alien Market)
                 (SGP).......................................    1,107
                                                               -------
                                                                 6,709
                                                               -------
BEVERAGES--2.2%
     90,000    Diageo plc (UK)...............................    1,014
                                                               -------
BUILDING PRODUCTS--1.3%
     27,124    Compagnie de Saint-Gobain (FR)................      588
                                                               -------

COMMON STOCKS--CONTINUED
                                                                VALUE
  SHARES                                                       (000S)
----------------------------------------------------------------------
CHEMICALS--3.4%
     22,881    Bayer AG (GER)................................  $   433
     78,967    The BOC Group plc (UK)........................    1,110
                                                               -------
                                                                 1,543
                                                               -------
COMMUNICATIONS EQUIPMENT--4.0%
  2,283,314    Ericsson (LM) Tel Ab Series B (SW)*...........    1,840
                                                               -------
DIVERSIFIED FINANCIALS--4.2%
     48,894    ING Groep NV (NET)............................      816
    261,000    Swire Pacific Ltd. Cl. A (HK).................    1,098
                                                               -------
                                                                 1,914
                                                               -------
FOOD PRODUCTS--1.9%
      4,000    Nestle SA--Registered (SWS)...................      855
                                                               -------
HOTELS RESTAURANTS & LEISURE--2.3%
     28,935    Accor SA (FR).................................    1,025
                                                               -------
HOUSEHOLD DURABLES--5.9%
     62,100    Sony Corp. (JP)...............................    2,666
                                                               -------
INSURANCE--8.5%
     88,628    AXA SA (FR)...................................    1,320
     16,000    Swiss Reinsurance Co. (SWS)...................    1,108
     15,347    Zurich Financial Services Group (SWS).........    1,441
                                                               -------
                                                                 3,869
                                                               -------
MEDIA--2.8%
     55,681    News Corp. Ltd. ADR (AUS)(1)..................    1,293
                                                               -------
METALS & MINING--16.7%
     75,870    Anglo American plc (UK).......................      970
     47,000    AngloGold Ltd. ADR (S. AFR)(1)................    1,183
     99,500    Arcelor (FR)*.................................    1,073
    334,628    BHP Billiton plc (UK).........................    1,632
     40,000    Companhia Vale do Rio Doce Pfd. (BR)..........    1,027
     34,000    Pechiney SA Series A (FR).....................    1,047
     35,598    Rio Tinto plc--Registered (UK)................      643
                                                               -------
                                                                 7,575
                                                               -------
OFFICE ELECTRONICS--2.4%
     30,000    Canon Inc. (JP)...............................    1,105
                                                               -------
OIL & GAS--10.6%
    173,227    BP plc. (UK)..................................    1,110
  4,750,000    China Petroleum & Chemical Corp. (CHN)........      737
     69,557    Petroleo Brasileiro SA-PETROBRAS Pfd. (BR)....      850
     28,000    Royal Dutch Petroleum Co. ADR (NET)(1)........    1,198
      6,567    Total Fina Elf SA Series B (FR)*..............      903
                                                               -------
                                                                 4,798
                                                               -------
PAPER & FOREST PRODUCTS--5.1%
     50,000    Stora Enso Ojy Series R (FIN).................      520
     55,991    UPM-Kymmene Corp. (FIN).......................    1,812
                                                               -------
                                                                 2,332
                                                               -------
PHARMACEUTICALS--4.1%
     26,930    Novartis AG--Registered (SWS).................    1,025
     30,000    Novo Nordisk A/S Series B (DEN)...............      825
                                                               -------
                                                                 1,850
                                                               -------
SPECIALTY RETAIL--2.7%
     72,300    Compagnie Financiere Richemont AG--Bearer
                 (SWS).......................................    1,246
                                                               -------
TRANSPORTATION INFRASTRUCTURE--2.2%
  1,401,679    Eurotunnel SA Units (FR)*.....................    1,011
                                                               -------

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL FUND II
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                VALUE
  SHARES                                                       (000S)
----------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--3.5%
     45,069    China Mobile (Hong Kong) Ltd. ADR (HK)(1)*....  $   552
     64,298    Vodafone Group plc ADR (UK)(1)................    1,024
                                                               -------
                                                                 1,576
                                                               -------
TOTAL COMMON STOCKS
  (Cost $60,748).............................................   47,530
                                                               -------
TOTAL INVESTMENTS--104.6%
  (Cost $60,748).............................................   47,530
CASH AND OTHER ASSETS, LESS LIABILITIES--(4.6%)..............   (2,081)
                                                               -------
TOTAL NET ASSETS--100.0%.....................................  $45,449
                                                               =======

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2002

INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)
(Excludes net cash of 3.2%)

    Netherlands (NET)
                                             0.3
    Finland (FIN)
                                             0.8
    Belgium (BEL)
                                             1.0
    Norway (NOR)
                                             1.2
    Australia (AUS)
                                             1.3
    Spain (SP)
                                             1.7
    Canada (CAN)
                                             2.7
    Sweden (SW)
                                             3.1
    Germany (GER)
                                             3.4
    Denmark (DEN)
                                             3.9
    South Korea (S. KOR)
                                             4.5
    Italy (IT)
                                             5.0
    Hong Kong (HK)
                                             7.2
    Switzerland (SWS)
                                             7.2
    Japan (JP)
                                             11.9
    United Kingdom (UK)
                                             17.5
    France (FR)
                                             24.1

COMMON STOCKS--96.8%
                                                              VALUE
 SHARES                                                       (000S)
---------------------------------------------------------------------
AUTOMOBILES--3.0%
   83,400    Bayerische Motoren Werke AG (GER)*............  $  2,971
   58,600    Renault SA (FR)...............................     2,751
   79,300    Toyota Motor Corp. (JP).......................     1,925
                                                             --------
                                                                7,647
                                                             --------
BANKS--18.3%
  346,000    Banco Popolare di Verona e Novara S.c.r.l.
               (IT)........................................     4,138
  104,000    Banco Popular Espanol SA (SP).................     4,444
  192,300    Commonwealth Bank of Australia (AUS)..........     3,244
  259,200    Credit Suisse Group--Registered (SWS).........     4,939
  437,800    DnB Holding ASA (NOR).........................     2,014
1,319,900    Nordea AB (SW)................................     5,389
  301,800    Royal Bank of Scotland Group plc (UK).........     7,096
  113,300    Societe Generale (FR).........................     5,728
  549,000    Sumitomo Mitsui Banking Corp. (JP)............     2,267
  160,400    UBS AG--Registered (SWS)......................     7,625
                                                             --------
                                                               46,884
                                                             --------

COMMON STOCKS--CONTINUED
                                                              VALUE
 SHARES                                                       (000S)
---------------------------------------------------------------------
BEVERAGES--2.2%
  356,000    Diageo plc (UK)...............................  $  4,010
   90,900    Molson Inc. Cl. A (CAN).......................     1,717
                                                             --------
                                                                5,727
                                                             --------
COMMERCIAL SERVICES & SUPPLIES--2.4%
   67,500    Adecco SA--Registered (SWS)...................     2,645
1,019,800    The Capita Group plc (UK).....................     3,571
                                                             --------
                                                                6,216
                                                             --------
DIVERSIFIED FINANCIALS--1.0%
  139,800    Fortis (BEL)..................................     2,553
                                                             --------
DIVERSIFIED TELECOMMUNICATION SERVICES--6.2%
  283,400    KT Corp. ADR (S. KOR)(1)......................     5,821
  465,600    TDC A/S (DEN).................................    10,024
                                                             --------
                                                               15,845
                                                             --------
ELECTRIC UTILITIES--6.0%
1,761,900    Enel SpA (IT).................................     8,637
1,679,500    Hong Kong Electric Holdings Ltd. (HK).........     6,826
                                                             --------
                                                               15,463
                                                             --------
ENERGY EQUIPMENT & SERVICES--0.5%
2,675,194    Kvaerner ASA Series A (NOR)*..................     1,159
                                                             --------
FOOD & DRUG RETAILING--4.6%
  109,800    Carrefour (FR)................................     5,087
  222,400    Familymart Co. Ltd. (JP)......................     4,239
   68,100    Loblaw Cos Ltd. (CAN).........................     2,469
                                                             --------
                                                               11,795
                                                             --------
FOOD PRODUCTS--3.6%
  217,000    Ajinomoto Co. Inc. (JP).......................     2,222
   12,600    Unilever NV--Registered (NET).................       807
  628,500    Unilever plc (UK).............................     6,205
                                                             --------
                                                                9,234
                                                             --------
HEALTH CARE EQUIPMENT & SUPPLIES--1.3%
   78,800    Alcon Inc. (SWS)..............................     3,232
                                                             --------
HOTELS RESTAURANTS & LEISURE--3.7%
  157,400    Accor SA (FR).................................     5,577
  875,000    Compass Group plc (UK)........................     3,875
                                                             --------
                                                                9,452
                                                             --------
HOUSEHOLD DURABLES--5.1%
   33,800    Nintendo Co. Ltd. (JP)........................     3,249
  102,100    Sony Corp. (JP)...............................     4,383
  293,000    Thomson SA (FR)...............................     5,389
                                                             --------
                                                               13,021
                                                             --------
HOUSEHOLD PRODUCTS--0.8%
  119,281    Reckitt Benckiser plc (UK)....................     2,163
                                                             --------
INDUSTRIAL CONGLOMERATES--2.2%
  121,200    Siemens AG--Registered (GER)..................     5,724
                                                             --------
INSURANCE--1.1%
   91,800    Willis Group Holdings Ltd. (UK)...............     2,809
                                                             --------
MEDIA--11.7%
  430,100    British Sky Broadcasting Group plc (UK).......     4,058
  126,700    Lagardere SCA--Registered (FR)................     5,568
  774,300    Pearson plc (UK)..............................     8,256
  120,500    Societe Television Francaise 1 (FR)...........     3,096
   79,400    Thomson Corp. (CAN)...........................     2,201
  330,200    Vivendi Universal SA (FR).....................     4,047
  391,000    WPP Group plc (UK)............................     2,650
                                                             --------
                                                               29,876
                                                             --------

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                              VALUE
 SHARES                                                       (000S)
---------------------------------------------------------------------
OIL & GAS--4.7%
9,241,300    CNOOC Ltd. (HK)...............................  $ 11,493
   15,300    Talisman Energy Inc. (CAN)....................       561
                                                             --------
                                                               12,054
                                                             --------
PAPER & FOREST PRODUCTS--1.7%
      521    Nippon Unipac Holding (JP)....................     2,389
   64,700    UPM-Kymmene Corp. (FIN).......................     2,094
                                                             --------
                                                                4,483
                                                             --------
PERSONAL PRODUCTS--1.6%
   55,000    L'Oreal SA (FR)...............................     4,088
                                                             --------
PHARMACEUTICALS--5.5%
   67,575    Aventis SA (FR)...............................     4,037
   50,400    Sanofi Synthelabo (FR)........................     3,076
  165,600    Takeda Chemical Industries Ltd. (JP)..........     6,866
                                                             --------
                                                               13,979
                                                             --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--2.3%
   20,500    Samsung Electronics Co. Ltd. (S. KOR).........     5,781
                                                             --------
SOFTWARE--1.1%
  128,000    Trend Micro Inc. (JP).........................     2,919
                                                             --------

COMMON STOCKS--CONTINUED
                                                              VALUE
 SHARES                                                       (000S)
---------------------------------------------------------------------
SPECIALTY RETAIL--1.0%
  130,600    H&M Hennes & Mauritz ab Series B (SW).........  $  2,531
                                                             --------
TEXTILES & APPAREL--1.1%
   65,300    LVMH Moet Hennessy Louis Vuitton (FR).........     2,925
                                                             --------
WIRELESS TELECOMMUNICATION SERVICES--4.1%
  296,300    Bouygues SA (FR)..............................     7,786
  473,700    Orange SA (FR)................................     2,654
                                                             --------
                                                               10,440
                                                             --------
TOTAL COMMON STOCKS
  (Cost $250,575)..........................................   248,000
                                                             --------
TOTAL INVESTMENTS--96.8%
  (Cost $250,575)..........................................   248,000
CASH AND OTHER ASSETS, LESS LIABILITIES--3.2%..............     8,108
                                                             --------
TOTAL NET ASSETS--100.0%...................................  $256,108
                                                             ========

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking organizations.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

HARBOR GLOBAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2002

INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)
(Excludes net cash and short-term investment of 6.2%)

    Taiwan (TWN)
                                             0.3
    Belgium (BEL)
                                             0.5
    Hong Kong (HK)
                                             0.5
    Brazil (BR)
                                             0.6
    Ireland (IE)
                                             0.6
    Spain (SP)
                                             0.7
    Russia (RUS)
                                             0.8
    Finland (FIN)
                                             1.3
    Germany (GER)
                                             1.3
    Canada (CAN)
                                             1.4
    Italy (IT)
                                             1.7
    Mexico (MEX)
                                             2.0
    Netherlands (NET)
                                             2.0
    Sweden (SW)
                                             2.9
    South Korea (S. KOR)
                                             3.0
    Switzerland (SWS)
                                             3.9
    France (FR)
                                             4.7
    Japan (JP)
                                             4.9
    United Kingdom (UK)
                                             9.0
    United States (US)
                                             51.7

COMMON STOCKS--93.8%
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
 AIR FREIGHT & COURIERS--1.9%
    900      Exel plc (UK)....................................  $    9
    400      Fedex Corp. (US).................................      21
  2,400      TNT Post Groep NV (NET)..........................      39
                                                                ------
                                                                    69
                                                                ------
 AUTO COMPONENTS--1.1%
    600      American Axle & Manufacturing Holdings Inc.
               (US)...........................................      14
    500      Magna International Inc. Cl. A (CAN).............      27
                                                                ------
                                                                    41
                                                                ------

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
AUTOMOBILES--1.6%
    370      Bayerische Motoren Werke AG (GER)*...............  $   13
    660      Hyundai Motor Co. (S. KOR).......................      17
  4,000      Nissan Motor Co. Ltd. (JP).......................      31
                                                                ------
                                                                    61
                                                                ------
BANKS--11.7%
  4,300      Banco Santander Central Hispano SA--Registered
               (SP)...........................................      26
  1,400      Bank of America Corp. (US).......................      98
  1,900      Bank of Ireland (IE).............................      21
    500      Bank One Corp. (US)..............................      19
    900      BNP Paribas (FR).................................      36
  1,800      Dexia (BEL)......................................      17
    600      FleetBoston Financial Corp. (US).................      14
 25,000      Grupo Financiero BBVA Bancomer SA de CV Series B
               (MEX)*.........................................      20
    648      Kookmin Bank ADR (S. KOR)(1).....................      21
    700      Royal Bank of Canada (CAN).......................      24
  1,730      Royal Bank of Scotland Group plc (UK)............      41
  2,100      Skandinaviska Enskilda Banken Ab Series A (SW)...      18
  1,870      Standard Chartered plc (UK)......................      22
    400      UBS AG ADR (SWS)(1)..............................      19
    330      UBS AG--Registered (SWS).........................      16
    200      Unibanco-Uniao de Bancos Brasileiros SA GDR
               (BR)(2)........................................       2
    400      Wells Fargo & Co. (US)...........................      20
                                                                ------
                                                                   434
                                                                ------
BEVERAGES--1.3%
    600      Coca Cola Co. (US)...............................      28
  1,900      Diageo plc (UK)..................................      21
                                                                ------
                                                                    49
                                                                ------
BIOTECHNOLOGY--1.3%
  1,000      Amgen Inc. (US)*.................................      47
                                                                ------
CHEMICALS--1.3%
    100      Akzo Nobel NV (NET)..............................       3
    800      Praxair Inc. (US)................................      44
                                                                ------
                                                                    47
                                                                ------
COMMUNICATIONS EQUIPMENT--1.6%
  2,400      Cisco Systems Inc. (US)*.........................      27
  1,900      Nokia Oyj ADR (FIN)(1)...........................      32
                                                                ------
                                                                    59
                                                                ------
COMPUTERS & PERIPHERALS--1.4%
    700      Dell Computer Corp. (US)*........................      20
    400      International Business Machines Corp. (US).......      32
                                                                ------
                                                                    52
                                                                ------
CONSTRUCTION MATERIALS--0.4%
    100      Holcim SA--Bearer (SWS)..........................      15
                                                                ------
CONTAINERS & PACKAGING--0.7%
  3,700      Rexam plc (UK)...................................      24
                                                                ------
DIVERSIFIED FINANCIALS--5.7%
  3,200      Citigroup Inc. (US)..............................     118
    550      Federal National Mortgage Association (US).......      37
    500      ING Groep NV ADR (NET)(1)........................       8
    900      ING Groep NV (NET)...............................      15
    600      J.P. Morgan Chase & Co. (US).....................      12
  2,000      Nomura Holdings Inc. (JP)........................      23
                                                                ------
                                                                   213
                                                                ------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.2%
  1,000      SBC Communications Inc. (US).....................      26
    600      Telefonos de Mexico SA de CV ADR (MEX)(1)........      18
                                                                ------
                                                                    44
                                                                ------

                              INTERNATIONAL EQUITY

HARBOR GLOBAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
 ENERGY EQUIPMENT & SERVICES--1.6%
    600      Baker Hughes Inc. (US)...........................  $   17
    600      ENSCO International Inc. (US)....................      16
    300      Patterson-UTI Energy Inc. (US)*..................       9
    500      Smith International Inc. (US)....................      16
                                                                ------
                                                                    58
                                                                ------
FOOD PRODUCTS--1.2%
    600      Nestle SA ADR (SWS)(1)...........................      32
     50      Nestle SA--Registered (SWS)......................      11
                                                                ------
                                                                    43
                                                                ------
HEALTH CARE EQUIPMENT & SUPPLIES--0.5%
  3,430      Smith & Nephew plc (UK)..........................      20
                                                                ------
HEALTH CARE PROVIDERS & SERVICES--2.6%
    800      Anthem Inc. (US).................................      50
  1,100      HCA Inc. (US)....................................      48
                                                                ------
                                                                    98
                                                                ------
HOTELS RESTAURANTS & LEISURE--2.3%
  1,290      Carnival Corp. (US)..............................      34
  1,700      Hilton Hotels Corp. (US).........................      21
  3,950      Six Continents plc (UK)..........................      32
                                                                ------
                                                                    87
                                                                ------
HOUSEHOLD DURABLES--3.4%
    650      Electrolux Ab Series B (SW)......................      10
    800      KB Home (US).....................................      38
    700      Lennar Corp. (US)................................      39
  2,500      Sega Corp. (JP)..................................      30
    600      Thomson SA (FR)..................................      11
                                                                ------
                                                                   128
                                                                ------
HOUSEHOLD PRODUCTS--0.6%
    250      Procter & Gamble Co. (US)........................      22
                                                                ------
INDUSTRIAL CONGLOMERATES--2.2%
    200      3M Co. (US)......................................      25
  2,250      General Electric Co. (US)........................      57
                                                                ------
                                                                    82
                                                                ------
INSURANCE--5.3%
    500      ACE Ltd. (US)....................................      15
    600      American International Group Inc. (US)...........      38
    900      John Hancock Financial Services Inc. (US)........      26
    900      Lincoln National Corp. (US)......................      27
      2      Millea Holdings (JP).............................      15
    110      Muenchener Ruckversicherungs-Ges AG--Registered
               (GER)..........................................      14
  1,500      Riunione Adriatica di Sicurta SpA (IT)...........      19
    210      Swiss Reinsurance Co. (SWS)......................      15
    116      Travelers Property Casualty Corp. Cl. A (US).....       2
    239      Travelers Property Casualty Corp. Cl. B (US).....       3
    300      XL Capital Ltd. Cl. A (US).......................      23
                                                                ------
                                                                   197
                                                                ------
IT CONSULTING & SERVICES--1.1%
  2,400      Accenture Ltd. Cl. A (US)........................      41
                                                                ------
MACHINERY--2.1%
  2,150      Atlas Copco Ab Series A (SW).....................      45
  1,400      Sandvik Ab (SW)..................................      33
                                                                ------
                                                                    78
                                                                ------
MEDIA--4.0%
  1,000      Clear Channel Communications Inc. (US)*..........      37
  1,300      Grupo Televisa SA de CV ADR (MEX)(1).............      37
  1,900      Pearson plc ADR (UK)(1)..........................      20

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
MEDIA--CONTINUED
    950      Viacom Inc. Cl. B (US)*..........................  $   42
    400      VNU NV (NET).....................................      11
                                                                ------
                                                                   147
                                                                ------
METALS & MINING--2.3%
    800      Companhia Vale do Rio Doce ADR (BR)(1)...........      20
  1,500      Posco ADR (S. KOR)(1)............................      35
  1,800      Rio Tinto plc--Registered (UK)...................      32
                                                                ------
                                                                    87
                                                                ------
MULTILINE RETAIL--5.4%
  2,000      Ito-Yokado Co. Ltd. (JP).........................      62
 11,336      Kingfisher plc (UK)..............................      40
  1,870      Next plc (UK)....................................      26
  1,000      Target Corp. (US)................................      30
    800      Wal-Mart Stores Inc. (US)........................      43
                                                                ------
                                                                   201
                                                                ------
MULTI-UTILITIES--1.6%
    350      Sempra Energy (US)...............................       8
  2,150      Vivendi Environnement (FR).......................      51
                                                                ------
                                                                    59
                                                                ------
OIL & GAS--6.5%
  3,200      Eni SpA (IT).....................................      44
  2,150      Exxon Mobil Corp. (US)...........................      72
  1,100      Kinder Morgan Management LLC (US)................      33
    550      Total Fina Elf SA ADR (FR)(1)*...................      37
    200      Total Fina Elf SA Series B (FR)*.................      27
    220      Yukos Corp. ADR (RUS)(1).........................      30
                                                                ------
                                                                   243
                                                                ------
PAPER & FOREST PRODUCTS--0.7%
      2      Nippon Unipac Holding (JP).......................       9
  1,750      Stora Enso Oyj Series R (FIN)....................      18
                                                                ------
                                                                    27
                                                                ------
PHARMACEUTICALS--4.9%
    200      Aventis SA (FR)..................................      12
    520      GlaxoSmithKline plc ADR (UK)(1)..................      20
  1,200      Johnson & Johnson (US)...........................      70
    480      Novartis AG--Registered (SWS)....................      18
  1,900      Pfizer Inc. (US).................................      60
                                                                ------
                                                                   180
                                                                ------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--3.2%
  1,400      Applied Materials Inc. (US)*.....................      21
  2,300      Intel Corp. (US).................................      40
     60      Samsung Electronics Co. Ltd. (S. KOR)............      17
  1,500      Taiwan Semiconductor Manufacturing Co. Ltd. ADR
               (TWN)(1)*......................................      12
  1,800      Texas Instruments Inc. (US)......................      29
                                                                ------
                                                                   119
                                                                ------
SOFTWARE--2.9%
  1,800      Microsoft Corp. (US)*............................      96
  1,000      Oracle Corp. (US)*...............................      10
                                                                ------
                                                                   106
                                                                ------
 SPECIALTY RETAIL--3.2%
  1,800      Best Buy Co Inc. (US)*...........................      37
  1,100      Compagnie Financiere Richemont AG--Bearer
               (SWS)..........................................      19
  1,500      Lowe's Cos. Inc. (US)............................      63
                                                                ------
                                                                   119
                                                                ------
TEXTILES & APPAREL--0.6%
    300      adidas-Salomon AG (GER)..........................      23
                                                                ------

                              INTERNATIONAL EQUITY

HARBOR GLOBAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
 TOBACCO--2.3%
    600      Carolina Group (US)..............................  $   12
  1,800      Philip Morris Cos. Inc. (US).....................      73
                                                                ------
                                                                    85
                                                                ------
WIRELESS TELECOMMUNICATION SERVICES--2.1%
  1,450      China Mobile (Hong Kong) Ltd. ADR (HK)(1)*.......      18
      6      NTT DoCoMo Inc. (JP).............................      11
  1,200      SK Telecom Co. Ltd. ADR (S. KOR)(1)..............      24
 16,060      Vodafone Group plc (UK)..........................      26
                                                                ------
                                                                    79
                                                                ------
TOTAL COMMON STOCKS
  (Cost $4,003)...............................................   3,484
                                                                ------

SHORT-TERM INVESTMENT--5.0%
(Cost $187)
PRINCIPAL
AMOUNT                                                          VALUE
(000S)                                                          (000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated October 31, 2002 due November 1,
               2002 at 0.65% collateralized by a U.S. Treasury
               Note 2.125% October 31, 2004, par value of $190
               (repurchase proceeds of $187 when closed on
 $  187        November 1, 2002)..............................  $  187
                                                                ------
TOTAL INVESTMENTS--98.8%
  (Cost $4,190)...............................................   3,671
CASH AND OTHER ASSETS, LESS LIABILITIES--1.2%.................      42
                                                                ------
TOTAL NET ASSETS--100.0%......................................  $3,713
                                                                ======

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2 GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL EQUITY FUNDS
STATEMENT OF ASSETS AND LIABILITIES--OCTOBER 31, 2002

(All amounts in Thousands, except per share amounts)

                                                                                                         HARBOR           HARBOR
                                                              HARBOR                HARBOR            INTERNATIONAL       GLOBAL
                                                           INTERNATIONAL       INTERNATIONAL II          GROWTH           EQUITY
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS, AT IDENTIFIED COST*.......................     $2,879,342             $ 60,748             $ 250,575         $ 4,190
=================================================================================================================================
Investments, at value..................................     $3,464,007             $ 47,530             $ 248,000         $ 3,484
Repurchase agreements..................................             --                   --                    --             187
Foreign currency, at value (cost: $0; $0; $1,375;
  $0)..................................................             --                   --                 1,389              --
Receivables for:
  Investments sold.....................................         45,276                   --                13,182              87
  Capital shares sold..................................          8,815                   15                   115               1
  Dividends............................................          2,644                   29                   390               5
  Interest.............................................             74                   --                    --              --
Withholding tax receivable.............................          4,187                  190                   605               3
Other assets...........................................            125                    2                    56              --
---------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS....................................      3,525,128               47,766               263,737           3,767
LIABILITIES
Payables for:
  Investments purchased................................         56,541                   --                 6,019              44
  Capital shares reacquired............................         19,859                   72                   499              --
Accrued expenses:
  Management fees......................................          2,021                   24                   138               2
  Trustee fees.........................................             16                   --                     2              --
  Transfer agent fees..................................            141                    7                    25               2
  Other................................................            540                2,214                   946               6
---------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES...............................         79,118                2,317                 7,629              54
NET ASSETS.............................................     $3,446,010             $ 45,449             $ 256,108         $ 3,713
=================================================================================================================================
Net assets consist of:
  Paid-in capital......................................     $2,745,374             $ 71,017             $ 813,628         $ 6,674
  Undistributed net investment income..................         45,395                   --                 1,114               4
  Accumulated net realized gain/(loss).................         70,278              (12,363)             (556,084)         (2,446)
  Unrealized appreciation/(depreciation) of investments
     and translation of assets and liabilities in
     foreign currencies................................        584,963              (13,205)               (2,550)           (519)
---------------------------------------------------------------------------------------------------------------------------------
                                                            $3,446,010             $ 45,449             $ 256,108         $ 3,713
=================================================================================================================================
Shares of beneficial interest..........................        129,100                4,946                38,012             613
Net asset value, offering and redemption price per
  share................................................     $    26.69             $   9.19             $    6.74         $  6.06

------------

*  Including repurchase agreements and short-term investments.

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL EQUITY FUNDS
STATEMENT OF OPERATIONS--YEAR ENDED OCTOBER 31, 2002

(All amounts in Thousands)

                                                                                                         HARBOR           HARBOR
                                                              HARBOR                HARBOR            INTERNATIONAL       GLOBAL
                                                           INTERNATIONAL       INTERNATIONAL II          GROWTH           EQUITY
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends............................................      $  89,331             $ 1,509              $   5,996         $    93
  Interest.............................................          3,931                  25                    181               1
  Foreign taxes withheld...............................         (8,025)               (124)                  (560)             (7)
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME..............................         85,237               1,410                  5,617              87
OPERATING EXPENSES:
  Management fees......................................         29,045                 534                  2,725              47
  Shareholder communications...........................            240                  81                     52               1
  Custodian fees.......................................          1,266                  57                    182              40
  Transfer agent fees..................................          1,834                  95                    361               6
  Professional fees....................................            206                  30                     26               1
  Trustees' fees and expenses..........................             67                   1                      7              --
  Registration fees....................................             66                  30                     74              51
  Miscellaneous........................................             49                  12                     22               8
---------------------------------------------------------------------------------------------------------------------------------
     Total operating expenses..........................         32,773                 840                  3,449             154
  Management fees waived...............................           (708)                (69)                    --             (12)
  Other operating expenses waived......................             --                  --                     --             (67)
---------------------------------------------------------------------------------------------------------------------------------
     Net operating expenses............................         32,065                 771                  3,449              75
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME..................................         53,172                 639                  2,168              12
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENT
  TRANSACTIONS:
  Net realized gain/(loss) on:
     Investments.......................................         81,085              (9,752)              (167,925)         (1,431)
     Foreign currency transactions.....................           (174)                112                  1,481               2
  Change in net unrealized appreciation/(depreciation)
     of:
     Investments.......................................       (250,750)              5,658                 92,690             353
     Translation of assets and liabilities in foreign
       currencies......................................            465                  16                     40              --
---------------------------------------------------------------------------------------------------------------------------------
  Net loss on investment transactions..................       (169,374)             (3,966)               (73,714)         (1,076)
---------------------------------------------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM
     OPERATIONS........................................      $(116,202)            $(3,327)             $ (71,546)        $(1,064)
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL EQUITY FUNDS
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in Thousands)

                                                                            HARBOR
                                                                         INTERNATIONAL
                                                                -------------------------------
                                                                NOVEMBER 1,         NOVEMBER 1,
                                                                   2001                2000
                                                                  THROUGH             THROUGH
                                                                OCTOBER 31,         OCTOBER 31,
                                                                   2002                2001
-----------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
  Operations:
     Net investment income..................................    $    53,172         $    59,966
     Net realized gain/(loss) on investments and foreign
      currency transactions.................................         80,911             169,013
     Net unrealized appreciation/(depreciation) of
      investments and translation of assets and liabilities
      in foreign currencies.................................       (250,285)         (1,036,426)
-----------------------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......       (116,202)           (807,447)
-----------------------------------------------------------------------------------------------
  Distributions to shareholders:
     Net investment income..................................        (32,072)            (86,391)
     Net realized gain on investments.......................       (105,975)           (462,932)
-----------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS....................       (138,047)           (549,323)
-----------------------------------------------------------------------------------------------
  Capital share transactions:
     Net proceeds from sale of shares.......................      1,122,416             743,213
     Net asset value of shares issued in connection with
      reinvestment of:
       Dividends from net investment income.................         28,205              77,031
       Distributions from net realized gain on
        investments.........................................        100,690             442,276
     Cost of shares reacquired..............................     (1,048,409)         (1,238,668)
-----------------------------------------------------------------------------------------------
     NET INCREASE/(DECREASE) DERIVED FROM CAPITAL
      TRANSACTIONS..........................................        202,902              23,852
-----------------------------------------------------------------------------------------------
     Net increase/(decrease) in net assets..................        (51,347)         (1,332,918)
NET ASSETS:
  Beginning of period.......................................      3,497,357           4,830,275
-----------------------------------------------------------------------------------------------
  END OF PERIOD*............................................    $ 3,446,010         $ 3,497,357
===============================================================================================
NUMBER OF CAPITAL SHARES:
  Sold......................................................         38,662              22,827
  Reinvested in payment of investment income dividends......            962               2,288
  Reinvested in payment of capital gain distributions.......          3,432              13,140
  Reacquired................................................        (36,007)            (40,524)
-----------------------------------------------------------------------------------------------
  Net increase/(decrease) in shares outstanding.............          7,049              (2,269)
  Outstanding:
     Beginning of period....................................        122,051             124,320
-----------------------------------------------------------------------------------------------
     End of period..........................................        129,100             122,051
===============================================================================================
* Includes undistributed net investment income of:..........    $    45,395         $    32,074

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

                                  HARBOR                            HARBOR                            HARBOR
                             INTERNATIONAL II                INTERNATIONAL GROWTH                  GLOBAL EQUITY
                      -------------------------------   -------------------------------   -------------------------------
                      NOVEMBER 1,         NOVEMBER 1,   NOVEMBER 1,         NOVEMBER 1,   NOVEMBER 1,         FEBRUARY 1,
                         2001                2000          2001                2000          2001                2001
                        THROUGH             THROUGH       THROUGH             THROUGH       THROUGH             THROUGH
                      OCTOBER 31,         OCTOBER 31,   OCTOBER 31,         OCTOBER 31,   OCTOBER 31,         OCTOBER 31,
                         2002                2001          2002                2001          2002                2001
-------------------------------------------------------------------------------------------------------------------------
                       $    639            $    827      $   2,168          $    1,420      $    12             $    22
                         (9,640)             (2,337)      (166,444)           (371,103)      (1,429)             (1,041)
                          5,674             (26,993)        92,730            (110,218)         353                (872)
-------------------------------------------------------------------------------------------------------------------------
                         (3,327)            (28,503)       (71,546)           (479,901)      (1,064)             (1,891)
-------------------------------------------------------------------------------------------------------------------------
                         (1,479)             (1,265)           (68)               (293)          (6)                 --
                             --              (6,349)            --            (121,187)          --                  --
-------------------------------------------------------------------------------------------------------------------------
                         (1,479)             (7,614)           (68)           (121,480)          (6)                 --
-------------------------------------------------------------------------------------------------------------------------
                         41,125              37,828        231,836             428,940        1,642              10,092
                            678               1,208             61                 258            6                  --
                             --               6,191             --             118,213           --                  --
                        (68,591)            (58,893)      (341,376)           (755,911)      (3,630)             (1,436)
-------------------------------------------------------------------------------------------------------------------------
                        (26,788)            (13,666)      (109,479)           (208,500)      (1,982)              8,656
-------------------------------------------------------------------------------------------------------------------------
                        (31,594)            (49,783)      (181,093)           (809,881)      (3,052)              6,765
                         77,043             126,826        437,201           1,247,082        6,765                  --
-------------------------------------------------------------------------------------------------------------------------
                       $ 45,449            $ 77,043      $ 256,108          $  437,201      $ 3,713             $ 6,765
=========================================================================================================================
                          3,973               3,006         29,302              35,196          226               1,091
                             62                  91              7                  19            1                  --
                             --                 468             --               8,635           --                  --
                         (6,792)             (4,742)       (43,118)            (63,042)        (529)               (176)
-------------------------------------------------------------------------------------------------------------------------
                         (2,757)             (1,177)       (13,809)            (19,192)        (302)                915
                          7,703               8,880         51,821              71,013          915                  --
-------------------------------------------------------------------------------------------------------------------------
                          4,946               7,703         38,012              51,821          613                 915
=========================================================================================================================
                       $     --            $    708      $   1,114          $       68      $     4             $     5

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL EQUITY FUNDS FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                                         INCOME FROM INVESTMENT OPERATIONS
                                                                     ------------------------------------------
                                                                                          NET REALIZED AND
                                                        NET ASSET                     UNREALIZED GAINS/(LOSSES)
                                                          VALUE           NET              ON INVESTMENTS          TOTAL FROM
                                                        BEGINNING     INVESTMENT             AND FOREIGN           INVESTMENT
YEAR/PERIOD ENDED                                       OF PERIOD    INCOME/(LOSS)       CURRENCY CONTRACTS        OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND
October 31, 2002(1).................................     $28.65          $.42(c)               $(1.23)               $ (.81)
October 31, 2001....................................      38.85           .57(c)                (6.27)                (5.70)
October 31, 2000....................................      40.66           .48(c)                 1.22                  1.70
October 31, 1999....................................      36.97           .67(c)                 5.90                  6.57
October 31, 1998....................................      35.84           .51(c)                 1.92                  2.43
-----------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND II
October 31, 2002(1).................................     $10.00          $.13(c)               $ (.69)               $ (.56)
October 31, 2001....................................      14.28           .24(c)                (3.62)                (3.38)
October 31, 2000....................................      13.83           .01(c)                 1.23                  1.24
October 31, 1999....................................      11.26           .18(c)                 2.54                  2.72
October 31, 1998....................................      12.14           .12(c)                 (.37)                 (.25)
-----------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
October 31, 2002(2).................................     $ 8.44          $.06                  $(1.76)               $(1.70)
October 31, 2001....................................      17.56            --                   (7.30)                (7.30)
October 31, 2000....................................      19.13           .01                    (.06)                 (.05)
October 31, 1999....................................      18.07           .14                    1.30                  1.44
October 31, 1998....................................      16.15           .11                    2.52                  2.63
-----------------------------------------------------------------------------------------------------------------------------
HARBOR GLOBAL EQUITY FUND
October 31, 2002....................................     $ 7.39          $.02(c)               $(1.34)               $(1.32)
October 31, 2001(3).................................      10.00            --                   (2.61)                (2.61)
-----------------------------------------------------------------------------------------------------------------------------


                                                            LESS DISTRIBUTIONS
                                                      ------------------------------
                                                      DIVIDENDS      DISTRIBUTIONS
                                                       FROM NET         FROM NET
                                                      INVESTMENT        REALIZED
YEAR/PERIOD ENDED                                       INCOME      CAPITAL GAINS(4)
HARBOR INTERNATIONAL FUND
October 31, 2002(1).................................    $(.27)           $ (.88)
October 31, 2001....................................     (.71)            (3.79)
October 31, 2000....................................     (.65)            (2.86)
October 31, 1999....................................     (.58)            (2.30)
October 31, 1998....................................     (.40)             (.90)
-----------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND II
October 31, 2002(1).................................    $(.25)           $   --
October 31, 2001....................................     (.15)             (.75)
October 31, 2000....................................     (.17)             (.62)
October 31, 1999....................................     (.15)               --
October 31, 1998....................................     (.10)             (.53)
-----------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
October 31, 2002(2).................................    $  --            $   --
October 31, 2001....................................       --             (1.82)
October 31, 2000....................................     (.14)            (1.38)
October 31, 1999....................................     (.11)             (.27)
October 31, 1998....................................     (.12)             (.59)
-----------------------------------------------------------------------------------------------------------------------------
HARBOR GLOBAL EQUITY FUND
October 31, 2002....................................    $(.01)           $   --
October 31, 2001(3).................................       --                --
-----------------------------------------------------------------------------------------------------------------------------

1 After the close of business on October 31, 2002, Harbor International Fund II was merged with and into Harbor International Fund.

2 Effective December 1, 2001, Harbor International Growth Fund appointed Mastholm Asset Management, LLC as its Subadvisor.

3  Commenced operations on February 1, 2001.

4  Includes both short-term and long-term capital gains.

5  Percentage does not reflect reduction for credit balance arrangements (see
   Note 4 to financial statements).

a  Annualized.

b  Unannualized.

c Reflects the Adviser's waiver of a portion of its management fees and other operating expenses.

d The total returns would have been lower had certain expenses not been waived during the periods shown.

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

                                                                                                                   RATIO OF
                                                                    RATIO OF                    RATIO OF           OPERATING
                    NET ASSET                                       OPERATING              OPERATING EXPENSES   EXPENSES NET OF
                      VALUE                      NET ASSETS         EXPENSES                  NOT IMPOSED       ALL OFFSETS TO
        TOTAL          END      TOTAL           END OF PERIOD      TO AVERAGE                  TO AVERAGE           AVERAGE
    DISTRIBUTIONS   OF PERIOD   RETURN             (000S)       NET ASSETS (%)(5)            NET ASSETS (%)     NET ASSETS (%)
-------------------------------------------------------------------------------------------------------------------------------

       $(1.15)       $26.69     (3.19)%(d)       $3,446,010            .87%(c)                     .02%               .87%(c)
        (4.50)        28.65     (16.40)(d)        3,497,357            .91(c)                      .06                .91(c)
        (3.51)        38.85      3.74(d)          4,830,275            .92(c)                      .06                .92(c)
        (2.88)        40.66     18.54(d)          5,361,024            .92(c)                      .06                .92(c)
        (1.30)        36.97      6.97(d)          5,088,401            .94(c)                      .06                .94(c)
-------------------------------------------------------------------------------------------------------------------------------
       $ (.25)       $ 9.19     (5.73)%(d)       $   45,449           1.08%(c)                     .10%              1.08%(c)
         (.90)        10.00     (25.22)(d)           77,043            .89(c)                      .10                .89(c)
         (.79)        14.28      8.81(d)            126,826            .93(c)                      .10                .92(c)
         (.15)        13.83     24.37(d)            114,791            .92(c)                      .10                .92(c)
         (.63)        11.26     (1.98)(d)           112,669           1.15(c)                      .10               1.15(c)
-------------------------------------------------------------------------------------------------------------------------------
       $   --        $ 6.74     (20.13)%         $  256,108            .95%                         --%               .95%
        (1.82)         8.44     (45.53)             437,201            .89                          --                .89
        (1.52)        17.56     (1.58)            1,247,082            .89                          --                .89
         (.38)        19.13      7.87             1,382,513            .91                          --                .91
         (.71)        18.07     16.96             1,178,252            .96                          --                .96
-------------------------------------------------------------------------------------------------------------------------------
       $ (.01)       $ 6.06     (17.94)%(d)      $    3,713           1.20%(c)                    1.27%              1.20%(c)
           --          7.39     (26.10)(b,d)          6,765           1.20(a,c)                   1.06(a)            1.20(a,c)
-------------------------------------------------------------------------------------------------------------------------------


        RATIO OF
     NET INVESTMENT
         INCOME
       TO AVERAGE             PORTFOLIO
     NET ASSETS (%)          TURNOVER (%)
-------------------------------------------------------------------------------------------------------------------------------
          1.45%(c)                16%
          1.36(c)                  7
          1.40(c)                 10
          1.65(c)                  4
          1.27(c)                 14
-------------------------------------------------------------------------------------------------------------------------------
           .89%(c)                30%
           .79(c)                 33
           .85(c)                 65
          1.36(c)                 52
           .86(c)                 70
-------------------------------------------------------------------------------------------------------------------------------
           .60%                  317%
           .18                    63
           .10                   103
           .78                    48
           .62                    85
-------------------------------------------------------------------------------------------------------------------------------
           .18%(c)                87%
           .45(a,c)              143(b)
-------------------------------------------------------------------------------------------------------------------------------

                              INTERNATIONAL EQUITY

HARBOR FIXED INCOME FUNDS
MANAGERS' COMMENTARY (UNAUDITED)

The following performance figures are annualized for each Fund. Unless otherwise stated, all comments pertain to the fiscal year ended October 31, 2002. The comparative market indices reflect no operating or transaction costs; however the Funds' total returns are net of these costs. Performance data quoted represents past performance and is not predictive of future performance. The returns shown in the

    HARBOR BOND FUND                                                                 10/31/2002  $11.98
    INCEPTION DATE--DECEMBER 29, 1987                            NET ASSET VALUE:    10/31/2001  $12.05

[HARBOR BOND FUND GRAPH]

                                                                            BOND                              LB AGG
                                                                            ----                              ------
10/31/93                                                                 11398.00                            11187.00
10/31/94                                                                 11039.60                            10776.40
10/31/95                                                                 12647.30                            12462.60
10/31/96                                                                 13603.50                            13191.40
10/31/97                                                                 14822.70                            14364.40
10/31/98                                                                 16354.40                            15705.40
10/31/99                                                                 16494.10                            15789.10
10/31/00                                                                 17640.90                            16942.10
10/31/01                                                                 20348.20                            19408.60
10/31/02                                                                 21541.70                            20551.00

--------------------------------------------------------------------------------
                                      Total Return for Periods Ended 10/31/2002
--------------------------------------------------------------------------------
           Fund/Index                 1 Year         5 Years         10 Years
--------------------------------------------------------------------------------
 Harbor Bond Fund                     5.87%           7.76%           7.98%
--------------------------------------------------------------------------------
 LB AGG                               5.89%           7.43%           7.47%
--------------------------------------------------------------------------------

During a period of continued economic uncertainty and stock market weakness, the Harbor Bond Fund posted a total return of 5.87% for the 12 months ended October 31, 2002. The Fund performed near its benchmark, the Lehman Brothers Aggregate index, for the fiscal year and continued to outperform the benchmark for the 5-year and 10-year periods ended October 31, 2002.
- The portfolio was conservatively positioned in expectation of an extended period of economic weakness and a neutral monetary stance by the Federal Reserve. This posture served the Fund well as the Fed remained on the sidelines through October 2002, after reducing the Federal Funds rate to 1.75% in December 2001.
- The manager maintained a focus on quality, as the average credit rating of securities in the Fund's portfolio increased from AA+ to AAA during the year. Additionally, the manager remained cautious in the continuing low-interest-rate environment, gradually reducing the portfolio's average duration to a level near that of the benchmark.
- The Fund continued to overweight its allocation to mortgage-backed securities, a strategy that enabled it to gain incremental yield. However, declining Treasury yields pushed mortgage rates down; this resulted in a surge in prepayments and market volatility, causing yield premiums to widen relative to Treasuries.
- The Fund's corporate sector exposure remained underweighted relative to the index. Although holdings of high-quality corporate issues were added, securities selection in the telecommunications and energy/pipeline sectors performed poorly during the year.
- Among international debt securities, the Fund focused on intermediate European issues, which have rallied less than U.S. Treasuries. Emerging market bonds continued to lose ground during the year, as returns were adversely affected by concerns about Brazil prior to its October 2002 presidential election, as well as by general risk aversion among investors worldwide.

    HARBOR SHORT DURATION FUND                                                        10/31/2002  $8.69
    INCEPTION DATE--JANUARY 1, 1992                              NET ASSET VALUE:     10/31/2001  $8.69

[HARBOR SHORT DURATION FUND GRAPH]

                                                                       SHORT DURATION               SALOMON TREASURY 1 YR CMI
                                                                       --------------               -------------------------
10/31/93                                                                  10518.10                           10391.40
10/31/94                                                                  10784.50                           10689.20
10/31/95                                                                  11520.40                           11451.50
10/31/96                                                                  12354.70                           12142.80
10/31/97                                                                  13031.10                           12889.50
10/31/98                                                                  13918.10                           13715.90
10/31/99                                                                  14430.70                           14285.00
10/31/00                                                                  15327.40                           15112.00
10/31/01                                                                  16512.90                           16390.30
10/31/02                                                                  17118.30                           16924.60

--------------------------------------------------------------------------------
                                      Total Return for Periods Ended 10/31/2002
--------------------------------------------------------------------------------
           Fund/Index                 1 Year         5 Years         10 Years
--------------------------------------------------------------------------------
 Harbor Short Duration Fund           3.67%           5.61%           5.52%
--------------------------------------------------------------------------------
 Salomon Treasury 1 YR CMI            3.26%           5.60%           5.40%
--------------------------------------------------------------------------------

The Harbor Short Duration Fund outperformed its benchmark, the Salomon Treasury One-Year Constant Maturity index, for the year ended October 31, 2002. For the latest 5- and 10-year periods, the Fund's total returns also exceeded those of the index.
- In spite of two reductions in the Federal Funds rate late in 2001, interest rates rose early in 2002 in anticipation of acceleration in economic growth. As equity markets weakened and prospects for growth subsequently diminished, rates fell during the remainder of the fiscal year to new cyclical lows.
- Yields of short maturity U.S. Treasury securities ended the period below 2%. Capital gains associated with the declining-rate environment added to the total return of the Harbor Short Duration Fund for the year as a whole.
- The Fund's average maturity effectively matched that of the index during the 12-month period. However, due to its holdings of high quality asset-backed securities, the Fund was able to achieve a higher return than that of the benchmark.

                                  FIXED INCOME

HARBOR FIXED INCOME FUNDS
MANAGERS' COMMENTARY (UNAUDITED)--CONTINUED

graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. For information on the risks associated with these Funds, please refer to the Harbor Fund prospectus.

    HARBOR MONEY MARKET FUND                                                          10/31/2002  $1.00
    INCEPTION DATE--DECEMBER 29, 1987                            NET ASSET VALUE:     10/31/2001  $1.00

[HARBOR MONEY MARKET FUND GRAPH]

                                                                        MONEY MARKET                         T-BILLS
                                                                        ------------                         -------
10/31/93                                                                  10268.40                           10308.80
10/31/94                                                                  10630.70                           10709.50
10/31/95                                                                  11232.40                           11328.20
10/31/96                                                                  11803.50                           11929.80
10/31/97                                                                  12406.50                           12560.80
10/31/98                                                                  13051.50                           13207.30
10/31/99                                                                  13680.90                           13825.90
10/31/00                                                                  14499.80                           14646.10
10/31/01                                                                  15200.30                           15301.70
10/31/02                                                                  15441.80                           15570.60

--------------------------------------------------------------------------------
                                      Total Return for Periods Ended 10/31/2002
--------------------------------------------------------------------------------
           Fund/Index                 1 Year         5 Years         10 Years
--------------------------------------------------------------------------------
 Harbor Money Market Fund             1.59%           4.47%           4.44%
--------------------------------------------------------------------------------
 T-Bills                              1.76%           4.39%           4.53%
--------------------------------------------------------------------------------
                                     Current Yield for Periods Ended 09/30/2002
--------------------------------------------------------------------------------
 Harbor Money Market Fund*         7 Days 1.34%              30 Days: 1.33%
--------------------------------------------------------------------------------

During the fiscal year ended October 31, 2002, short-term interest rates, measured by 90-day U.S. Treasury bills, fell by about 50 basis points, or one-half of one percentage point. Yields ended the period just under 1.5%, a new cyclical low. The Harbor Money Market Fund's return for the 12-month period was slightly below that of Treasury bills.
- The Federal Reserve eased monetary policy twice late in 2001, lowering the Federal Funds rate to 1.75%. Yields nonetheless subsequently rose in the first part of 2002 in anticipation of stronger economic growth. However, when the economic recovery appeared to lose momentum and equity markets continued to decline, rates fell to new cyclical lows.
- In anticipation of a possible increase in rates, the Fund's weighted-average maturity was kept considerably shorter than that of the Treasury bill index. This was the primary reason for the Fund's lower total return compared to that of the index.
- The Fund's holdings consisted primarily of high-quality commercial paper and Certificates of Deposit, both of which yielded more than Treasury bills.
An investment in the Harbor Money Market Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in the Fund.

------------

* Reflects the Adviser's agreement not to impose a portion of its management fees. Without such waivers the 7-day and 30-day current yields would have been 1.22% and 1.21%, respectively. The current yield more closely reflects the current earnings of the Harbor Money Market Fund than the total return.

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2002

TOTAL INVESTMENTS (% OF NET ASSETS)
(Excludes net cash and short-term investments of 1.4%)

    Municipal Bonds
                                             0.2
    Asset-Backed Securities
                                             2.6
    U.S. Government Obligations
                                             6.0
    Foreign Government Obligations
                                             10.2
    Collateralized Mortgage Obligations
                                             11.8
    Corporate Bonds & Notes
                                             25.3
    Mortgage Pass-Through
                                             42.5

ASSET-BACKED SECURITIES--2.6%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             Asset Backed Securities Corp Home Equity Loan
               Trust
               Series 1999-LB1 Cl. A4A
$    827       2.200%--06/21/2029(1,2).....................  $      827
             Bayview Financial Acquisition Trust
               Series 2001-BA Cl. A
   8,840       2.110%--07/25/2031(1,2,3)...................       8,836
             Conseco Private Label Credit Card Master Note
               Trust
               Series 2001-A Cl. A
   3,100       2.083%--12/15/2008(1,2).....................       3,092
             CS First Boston Mortgage Securities Corp.
               Series 2000-HE1 Cl. A2
   6,972       2.063%--12/15/2030(1,2).....................       6,969
             Merrill Lynch Mortgage Investors Inc.
               Series 2000-FF Cl. A
   2,816       2.130%--01/20/2030(1,2).....................       2,801
             New York City Tax Lien
               Series 2000-AA Cl. C
   6,264       8.110%--11/10/2008(1,3).....................       6,640
             Salomon Brothers Mortgage Securities VII Inc.
               Series 1999-NC4 Cl. A
   1,811       2.230%--09/25/2029(1,2).....................       1,808
               Series 1999-AQ2 Cl. A1
   1,534       2.223%--11/15/2029(1,2).....................       1,534
                                                             ----------
                                                                  3,342
                                                             ----------
             SLM Student Loan Trust
               Series 1995-1 Cl. A2
   2,783       2.183%--10/25/2007(1,2).....................       2,792
                                                             ----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $35,012)...........................................      35,299
                                                             ----------
CORPORATE BONDS & NOTES--25.3%
             Allete Inc.
   1,500       2.690%--10/20/2003(2).......................       1,497
             American Airlines Inc.
               Pass Thru Certificate
               Series 2001-2 Cl. A1
   2,142       6.978%--04/01/2011..........................       1,943

CORPORATE BONDS & NOTES--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             AOL Time Warner Inc.
$    450       7.975%--08/15/2004(1).......................  $      457
   6,400       7.625%--04/15/2031(1).......................       5,818
                                                             ----------
                                                                  6,275
                                                             ----------
             AT&T Corp.
  17,500       5.360%--11/21/2003(2,3).....................      16,842
             Banponce Corp.
   2,000       6.750%--12/15/2005(1).......................       2,207
             Bear Stearns Cos. Inc. MTN(4)
   9,800       2.048%--12/01/2003(1,2).....................       9,816
             British Telecommunications plc
   1,400       8.375%--12/15/2010..........................       1,645
             Cincinnati Financial Corp.
   3,200       6.900%--05/15/2028(1).......................       3,079
             CIT Group Inc.
   3,700       7.500%--11/14/2003..........................       3,795
   4,000       7.125%--10/15/2004..........................       4,095
                                                             ----------
                                                                  7,890
                                                             ----------
             CIT Group Inc. MTN(4)
   1,100       2.210%--04/07/2003(1,2).....................       1,093
             Citicorp
  10,625       7.125%--03/15/2004(1).......................      11,398
             Cleveland Electric Illuminating Co. Series B
   2,000       9.500%--05/15/2005(1).......................       2,003
             ConAgra Foods Inc.
  10,000       2.475%--09/10/2003(1,2).....................      10,019
             Credit Suisse First Boston
  10,000       6.500%--05/01/2008(1,3).....................      10,572
             DaimlerChrysler North America Holding
   3,000       2.596%--12/16/2002(2).......................       3,001
   2,000       8.500%--01/18/2031..........................       2,270
                                                             ----------
                                                                  5,271
                                                             ----------
             DaimlerChrysler North America Holding MTN(4)
   5,000       7.750%--05/27/2003(1).......................       5,128
   8,700       2.207%--08/01/2003(1,2).....................       8,677
                                                             ----------
                                                                 13,805
                                                             ----------
             Deutche Telekom International Finance BV
   9,700       8.250%--06/15/2005(1).......................      10,461
             DTE Energy Co. Series B
  10,000       7.110%--11/15/2038(1,3,5)...................      10,260
             El Paso CGP Co.
   8,000       7.500%--08/15/2006(1).......................       6,246
   7,036       7.420%--02/15/2037(1).......................       4,585
                                                             ----------
                                                                 10,831
                                                             ----------
             El Paso Corp. MTN(4)
   1,300       8.050%--10/15/2030..........................         808
     100       7.750%--01/15/2032..........................          63
                                                             ----------
                                                                    871
                                                             ----------
             Fifth Third Bank
  10,000       7.750%--08/15/2010(1,5).....................      11,255
             Ford Motor Credit Co. MTN(4)
   4,100       2.076%--06/02/2003(1,2).....................       4,010
  20,000       2.110%--06/20/2003(1,2).....................      19,525
                                                             ----------
                                                                 23,535
                                                             ----------

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

CORPORATE BONDS & NOTES--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             France Telecom SA
$  2,000       4.576%--03/14/2003(2).......................  $    1,992
   7,100       8.700%--03/01/2006(1).......................       7,613
   6,900       10.000%--03/01/2031(1,6)....................       7,817
                                                             ----------
                                                                 17,422
                                                             ----------
             Fred Meyer Inc.
   5,000       7.150%--03/01/2003(1).......................       5,064
             Gemstone Investors Ltd.
   2,100       7.710%--10/31/2004(3).......................       1,598
             General Electric Capital Corp. MTN(4)
   2,000       6.125%--02/22/2011..........................       2,138
             General Motors Acceptance Corp.
   5,900       6.750%--03/15/2003(1).......................       5,949
   5,000       5.750%--11/10/2003(1).......................       5,035
     500       8.000%--11/01/2031..........................         448
                                                             ----------
                                                                 11,432
                                                             ----------
             General Motors Acceptance Corp. MTN(4)
   6,400       2.016%--08/04/2003(1,2).....................       6,283
   3,000       5.550%--09/15/2003(1).......................       3,020
  10,000       2.560%--01/20/2004(1,2).....................       9,683
   2,100       2.670%--03/22/2004(2).......................       2,028
   3,100       2.095%--05/10/2004(2).......................       2,996
   1,400       2.190%--07/21/2004(2).......................       1,323
                                                             ----------
                                                                 25,333
                                                             ----------
             National Rural Utilities MTN(4)
  15,000       8.000%--03/01/2032(1).......................      16,948
             Occidental Petroleum Corp.
   5,000       6.400%--04/01/2003(1,5).....................       5,082
             Qwest Capital Funding Inc.
      43       7.250%--02/15/2011..........................          24
             Qwest Corp.
   3,200       7.500%--06/15/2023..........................       2,304
             Sprint Capital Corp.
   5,300       6.000%--01/15/2007(1).......................       4,281
   1,900       7.625%--01/30/2011..........................       1,533
  16,900       8.750%--03/15/2032(1).......................      12,883
                                                             ----------
                                                                 18,697
                                                             ----------
             TEPPCO Partners LP
   3,000       7.625%--02/15/2012..........................       3,063
             TRW Inc.
   3,500       6.625%--06/01/2004..........................       3,615
             TXU Electric Co.
  19,000       2.426%--06/15/2003(1,2,3)...................      18,438
             United Airlines Inc.
               Pass Thru Certificate
               Series 1993 Cl. C2
   3,000       9.060%--06/17/2015(1).......................       1,946
             Verizon
  10,500       5.650%--11/15/2011(1).......................      10,484
             Wachovia Corp.
   2,600       4.950%--11/01/2006..........................       2,753
             Walt Disney Co.
  16,200       4.500%--09/15/2004(1).......................      16,501

CORPORATE BONDS & NOTES--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             Williams Cos. Inc.
$ 21,057       7.875%--09/01/2021(1).......................  $   11,897
                                                             ----------
TOTAL CORPORATE BONDS & NOTES
  (Cost $359,633)..........................................     347,307
                                                             ----------

COLLATERALIZED MORTGAGE OBLIGATIONS--11.8%
             Bear Stearns Adjustable Rate Mortgage Trust
               Series 2000-2 Cl. A1
   1,341       4.876%--11/25/2030(2).......................       1,386
               Series 2000-1 Cl. 1A
     239       7.452%--12/25/2030(2).......................         241
               Series 2000-1 Cl. 2A
     346       7.494%--12/25/2030(2).......................         348
               Series 2001-8 Cl. VIA
   2,991       6.642%--11/25/2031(1,5).....................       3,060
                                                             ----------
                                                                  5,035
                                                             ----------
             Bear Stearns Adjustable Rate Mortgage Trust
               Pass Thru Certificate
               Series 2002-9 Cl. 2A
   1,593       5.440%--10/25/2032(5).......................       1,614
             Chase Mortgage Finance Corp.
               Series 1993-N Cl. A9
   3,000       6.750%--11/25/2024(1).......................       3,130
             Collateralized Mortgage Securities Corp.
               Series F Cl. 4
      62       11.450%--11/01/2015.........................          63
               Series 1988-4 Cl. B
      62       8.750%--04/20/2019(1).......................          63
                                                             ----------
                                                                    126
                                                             ----------
             Countrywide Home Loans
               Pass Thru Certificate
               Series 1997-6 Cl. A10
   3,241       7.250%--11/25/2027(1).......................       3,246
             E*Trade Bank Mortgage Backed Securities
               Series 2001-1 Cl. A1
   4,449       7.002%--09/25/2031(1,5).....................       4,553
             Federal Home Loan Mortgage Corp.
   3,374       8.000%--08/15/2022..........................       3,694
   2,673       6.500%--02/15/2023(1,7).....................         244
   1,150       2.450%--03/15/2025(1,2).....................       1,151
   5,000       6.000%--08/15/2026(1).......................       5,183
   5,035       2.250%--11/15/2030(1,2).....................       5,062
                                                             ----------
                                                                 15,334
                                                             ----------
             Federal Home Loan Mortgage Corp. REMIC(8)
     465       9.000%--12/15/2020(1).......................         482
             Federal National Mortgage Association REMIC 8
               Series 1997-55 Cl. ZA
   8,806       7.000%--04/18/2027(1).......................       9,018
             First Horizon Asset Securities Inc.
               Pass Thru Certificate
               Series 2001-7 Cl. A1
   1,853       6.750%--11/25/2031..........................       1,913

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             First Nationwide Trust
               Series 2001-3 Cl. 1A1
$    927       6.750%--08/21/2031..........................  $      960
               Series 2001-4 Cl. 4A1
   2,347       2.380%--09/25/2031(1,2).....................       2,354
                                                             ----------
                                                                  3,314
                                                             ----------
             GE Capital Mortgage Services Inc.
               Series 1994-6 Cl. A3
   3,620       6.500%--12/25/2022..........................       3,734
             GE Capital Mortgage Services Inc. REMIC(8)
               Series 1998-17 Cl. A3
   9,543       6.750%--10/25/2028(1).......................      10,019
             GMACCM Mortgage Trust I
               Series 1999-D Cl. A
   7,079       2.553%--09/20/2004(1,2,3)...................       7,069
             IndyMac ARM Trust
               Series 2001-H2 Cl. A2
   1,458       6.445%--01/25/2032..........................       1,488
             Morgan Stanley Dean Witter Capital I
               Series 2001 Cl. A
   6,183       2.100%--07/11/2011(1,2,3)...................       6,157
             Norwest Asset Securities Corp.
               Series 1998-12 Cl. A9
   3,528       6.750%--06/25/2028(1).......................       3,555
             Norwest Asset Securities Corp.
               Pass Thru Certificate
               Series 1997-19 Cl. A8
   3,165       7.250%--12/25/2027(1).......................       3,213
             PNC Mortgage Securities Corp.
               Series 1998-14 Cl. 3A3
  17,483       6.500%--02/25/2029(1).......................      18,083
             PNC Mortgage Securities Corp.
               Pass Thru Certificate
               Series 1999-4 Cl. 1A8
   8,817       6.200%--06/25/2029(1).......................       9,092
             Prudential Home Mortgage Securities Co.
               Series 1993-29 Cl. A8
   1,618       6.750%--08/25/2008(1).......................       1,628
             Residential Asset Securitization Trust
               6.500%--12/25/2028
   6,931       Series 1998-A13 Cl. 1A3(1)..................       7,190
             Residential Funding Mortgage Securities I Inc.
               Series 1997-S8 Cl. A9
   2,251       7.500%--06/25/2027(1).......................       2,248
             Salomon Brothers Mortgage Securities VII Inc.
               Pass Thru Certificate
               Series 2000-BOA1 Cl. A
     113       7.606%--08/25/2030(2).......................         114
             Sears Mortgage Securities Corp.
               Series 1992-PR1 Cl. A
     157       8.365%--10/25/2022(1,3).....................         190
             Small Business Administration
               Series 2000-P10 Cl.1
   1,814       7.449%--08/01/2010..........................       2,059
               Series 2001-20A Cl. 1
   4,030       6.290%--01/01/2021(1).......................       4,424
                                                             ----------
                                                                  6,483
                                                             ----------

COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             Structured Asset Mortgage Investments Inc.
               Pass Thru Certificate
               Series 1998-9 Cl. 1A3
$  5,000       6.250%--11/25/2028(1).......................  $    5,327
             Structured Asset Securities Corp.
               Pass Thru Certificates
               Series 2001-15A Cl. 2A1
   2,027       6.500%--10/25/2031(2).......................       2,073
               Series 2001-21A Cl. 1A1
   3,953       6.250%--01/25/2032(1,2).....................       4,092
               Series 2002-1A Cl. 4A
   2,705       6.281%--02/25/2032(1,2).....................       2,792
                                                             ----------
                                                                  8,957
                                                             ----------
             Washington Mutual
               Pass Thru Certificate
               Series 2002-AR11 Cl. A1
  11,640       5.240%--10/25/2032(1,2,5)...................      11,949
             Wells Fargo Mortgage Backed Securities Trust
               Series 2001-25 Cl. IIA
   4,833       6.524%--10/25/2031(1,2).....................       4,894
               Series 2002-E Cl. 2A1
   2,530       5.221%--09/25/2032(2).......................       2,570
                                                             ----------
                                                                  7,464
                                                             ----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $158,140)..........................................     161,725
                                                             ----------

FOREIGN GOVERNMENT OBLIGATIONS--10.2%
             Federal Republic of Germany
E100,000       4.750%--12/13/2002..........................      98,978
             Federative Republic of Brazil
$  4,480       3.063%--04/15/2006(2).......................       3,436
   5,300       11.500%--03/12/2008(1)......................       3,458
     153       3.125%--04/15/2009(2).......................          89
   2,217       8.000%--04/15/2014..........................       1,286
                                                             ----------
                                                                  8,269
                                                             ----------
             Republic of Panama
   5,000       9.625%--02/08/2011..........................       5,237
     950       9.375%--07/23/2012..........................         990
   2,711       4.750%--07/17/2014(5).......................       2,345
     344       2.625%--07/17/2016(2).......................         264
                                                             ----------
                                                                  8,836
                                                             ----------
             Republic of Peru
   1,200       9.125%--02/21/2012(3).......................       1,062
             United Mexican States
     794       3.140%--03/25/2005(2).......................         773
     400       9.875%--02/01/2010..........................         465
     100       11.375%--09/15/2016.........................         127
   2,200       6.250%--12/31/2019..........................       2,127
                                                             ----------
                                                                  3,492
                                                             ----------
             United Mexican States MTN(4)
  15,000       8.500%--02/01/2006..........................      16,597
   1,800       8.000%--09/24/2022..........................       1,760
     400       8.300%--08/15/2031..........................         398
                                                             ----------
                                                                 18,755
                                                             ----------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
  (Cost $140,305)..........................................     139,392
                                                             ----------

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

MORTGAGE PASS-THROUGH--42.5%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                       (000S)
-----------------------------------------------------------------------
             Federal Home Loan Mortgage Corp.
$     18       8.000%--06/01/2011..........................  $       19
      13       8.500%--02/01/2017(1).......................          14
     328       5.013%--06/01/2024(1,2).....................         340
  22,996       7.000%--10/15/2030(1).......................      25,211
                                                             ----------
                                                                 25,584
                                                             ----------
             Federal Housing Authority Project
               221 Grey 98-4
   6,381       7.430%--10/01/2020(1).......................       6,608
               221D4 Banco-5
     504       7.400%--02/01/2021..........................         520
               221D4 Banco-15
      87       7.450%--05/01/2021..........................          90
                                                             ----------
                                                                  7,218
                                                             ----------
             Federal National Mortgage Association
      21       9.000%--03/01/2005(1).......................          22
     489       9.000%--11/01/2009(1).......................         530
     533       6.000%--03/01/2016..........................         557
   6,639       6.000%--04/01/2016..........................       6,927
  12,061       6.000%--05/01/2016(1).......................      12,580
   8,208       6.000%--06/01/2016..........................       8,560
  19,157       6.000%--07/01/2016(1).......................      19,980
   7,449       6.000%--08/01/2016..........................       7,771
   7,545       6.000%--09/01/2016..........................       7,867
   8,592       6.000%--10/01/2016..........................       8,958
   5,437       6.000%--11/01/2016..........................       5,671
   7,453       5.500%--12/01/2016..........................       7,700
   7,848       6.000%--12/01/2016..........................       8,185
   5,820       5.500%--01/01/2017..........................       6,011
   7,548       6.000%--01/01/2017..........................       7,875
   5,887       5.500%--02/01/2017..........................       6,079
  15,420       6.000%--02/01/2017(1).......................      16,085
   2,552       5.500%--03/01/2017..........................       2,637
  10,314       6.000%--03/01/2017..........................      10,754
   5,102       5.500%--04/01/2017..........................       5,270
  36,807       6.000%--04/01/2017(1).......................      38,389
   1,591       5.500%--05/01/2017..........................       1,644
  19,746       6.000%--05/01/2017(1).......................      20,593
     163       5.500%--06/01/2017..........................         169
   6,090       6.000%--06/01/2017..........................       6,350
     153       5.500%--07/01/2017..........................         158
   2,836       6.000%--07/01/2017..........................       2,957
   9,999       5.500%--08/01/2017..........................      10,328
   4,891       6.000%--08/01/2017..........................       5,102
   4,270       6.000%--09/01/2017..........................       4,454
  11,000       5.500%--10/01/2017..........................      11,362
   3,847       6.000%--10/01/2017..........................       4,012
   2,000       5.500%--11/01/2017..........................       2,066
  13,334       3.672%--10/01/2040(1,2).....................      13,775
                                                             ----------
                                                                271,378
                                                             ----------
             Federal National Mortgage Association TBA(9)
               November Delivery
  79,000       5.500%--11/19/2017..........................      81,543
  71,500       6.000%--11/19/2017..........................      74,539
                                                             ----------
                                                                156,082
                                                             ----------

MORTGAGE PASS-THROUGH--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             FHLMC Structured Pass Through Securities
$  6,624       4.597%--08/15/2032(1,5).....................  $    6,692
             Government National Mortgage Association
     359       6.750%--08/15/2017..........................         377
     154       6.000%--11/15/2028..........................         160
   4,157       6.000%--01/15/2029..........................       4,316
     240       6.500%--01/15/2029..........................         251
   6,721       6.000%--02/15/2029..........................       6,974
      62       6.500%--02/15/2029..........................          65
   3,833       6.000%--03/15/2029..........................       3,979
     230       6.500%--03/15/2029..........................         240
   3,320       6.000%--04/15/2029..........................       3,448
   1,867       6.500%--04/15/2029..........................       1,949
   1,924       6.000%--05/15/2029..........................       1,995
     946       6.500%--05/15/2029..........................         988
     433       6.000%--06/15/2029..........................         450
     503       6.500%--06/15/2029..........................         524
   4,440       6.000%--07/15/2029(1).......................       4,612
   3,440       6.500%--07/15/2029(1).......................       3,590
      97       6.000%--08/15/2029..........................         101
   1,983       6.000%--09/15/2029..........................       2,058
      46       6.000%--10/15/2029..........................          48
      79       6.000%--11/15/2029..........................          82
     156       6.000%--10/15/2030..........................         162
     687       6.500%--12/15/2030..........................         717
     527       7.000%--12/15/2030..........................         554
      22       6.500%--02/15/2031..........................          23
     220       7.000%--02/15/2031..........................         231
     866       6.500%--03/15/2031..........................         903
  10,876       7.000%--03/15/2031..........................      11,426
   1,522       6.500%--04/15/2031..........................       1,586
   1,164       7.000%--04/15/2031..........................       1,223
     569       6.500%--05/15/2031..........................         593
   3,740       6.500%--06/15/2031..........................       3,899
   1,502       7.000%--06/15/2031..........................       1,577
     215       6.500%--07/15/2031..........................         223
     452       7.000%--07/15/2031..........................         475
     839       6.500%--08/15/2031..........................         875
   4,474       7.000%--08/15/2031..........................       4,700
   2,065       6.500%--09/15/2031..........................       2,153
     734       7.000%--09/15/2031..........................         771
   3,242       6.500%--10/15/2031..........................       3,382
     711       7.000%--10/15/2031..........................         747
   4,122       6.500%--11/15/2031..........................       4,300
   3,271       6.500%--12/15/2031..........................       3,410
      58       6.500%--01/15/2032..........................          61
     784       7.000%--01/15/2032..........................         824
     833       6.500%--02/15/2032..........................         869
   1,182       6.500%--03/15/2032..........................       1,232
   1,581       7.000%--03/15/2032..........................       1,660
      40       6.500%--05/15/2032..........................          42
   1,977       7.000%--05/15/2032..........................       2,077
     745       6.500%--06/15/2032..........................         777
     661       6.500%--08/15/2032..........................         688
                                                             ----------
                                                                 88,367
                                                             ----------

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

MORTGAGE PASS-THROUGH--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             Government National Mortgage Association II
$    614       5.375%--03/20/2017(1,2).....................  $      634
     964       5.750%--08/20/2022(1,2).....................         994
     577       5.750%--09/20/2023(1,2).....................         595
     233       5.375%--05/20/2024(1,2).....................         242
      20       5.750%--07/20/2024(2).......................          21
   1,315       5.750%--09/20/2024(1,2).....................       1,356
     246       6.625%--12/20/2024(1,2).....................         254
     541       5.375%--01/20/2025(1,2).....................         558
     379       5.375%--02/20/2025(1,2).....................         392
     259       6.625%--10/20/2025(1,2).....................         267
     746       6.625%--11/20/2025(1,2).....................         771
     181       6.625%--12/20/2026(1,2).....................         187
   1,430       5.750%--07/20/2027(1,2).....................       1,473
   3,301       6.000%--11/20/2029(1,2).....................       3,399
  15,625       4.500%--02/20/2032(1,2).....................      15,878
                                                             ----------
                                                                 27,021
                                                             ----------
TOTAL MORTGAGE PASS-THROUGH
  (Cost $568,189)..........................................     582,342
                                                             ----------

MUNICIPAL BONDS--0.2%
             Charlotte-Mecklenberg Hospital Authority
   1,000       5.000%--01/15/2031..........................       1,005
             North Carolina State Education Authority
               Series 2000 Cl. G
   2,300       1.974%--06/01/2009(2).......................       2,304
                                                             ----------
TOTAL MUNICIPAL BONDS
  (Cost $3,229)............................................       3,309
                                                             ----------

U.S. GOVERNMENT OBLIGATIONS--6.0%
             U.S. Treasury Bond STRIPS(10)
  11,000       0.000%--02/15/2027(1).......................       2,903
             U.S. Treasury Bonds
  12,400       7.250%--05/15/2016(1).......................      15,659
  22,200       7.500%--11/15/2016(1).......................      28,626
   3,100       8.750%--05/15/2017..........................       4,414
   4,100       5.500%--08/15/2028..........................       4,302
   4,616       3.875%--04/15/2029(11)......................       5,335
                                                             ----------
                                                                 58,336
                                                             ----------
             U.S. Treasury Notes
   4,676       3.375%--01/15/2007(1,11)....................       5,026
   4,474       3.625%--01/15/2008(11)......................       4,850
   1,432       3.875%--01/15/2009(11)......................       1,580
   1,396       4.250%--01/15/2010(11)......................       1,576
   4,464       3.500%--01/15/2011(11)......................       4,852
   1,323       3.375%--01/15/2012(11)......................       1,431
   1,306       3.000%--07/15/2012(11)......................       1,374
                                                             ----------
                                                                 20,689
                                                             ----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $82,850)...........................................      81,928
                                                             ----------

OPTIONS--0.0%
 NO. OF                                                        VALUE
CONTRACTS                                                     (000S)
-----------------------------------------------------------------------
             Eurodollar Futures
     650       Expire 12/2002..............................  $        2
   9,913       Expire 03/2003..............................          27
                                                             ----------
TOTAL OPTIONS
  (Cost $66)...............................................          29
                                                             ----------

SHORT-TERM INVESTMENTS--17.2%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                       (000S)
-----------------------------------------------------------------------
COMMERCIAL PAPER
             Abbey National plc
$ 11,800       1.750%--11/05/2002..........................      11,798
  10,400       1.780%--11/06/2002..........................      10,397
   4,400       1.750%--12/10/2002..........................       4,392
   6,100       1.750%--12/12/2002..........................       6,088
                                                             ----------
                                                                 32,675
                                                             ----------
             CBA Del Finance Inc. Yrs. 3&4
  11,600       1.750%--11/14/2002..........................      11,593
             Federal National Mortgage Association
  16,900       1.710%--11/20/2002..........................      16,885
     295       1.730%--12/05/2002(1).......................         294
                                                             ----------
                                                                 17,179
                                                             ----------
             Merck & Co. Inc.
  45,000       1.750%--11/13/2002..........................      44,974
             Royal Bank of Scotland
  46,000       1.770%--11/08/2002..........................      45,984
             UBS Finance Inc. Yrs 3&4
  30,000       1.730%--11/14/2002..........................      29,981
  35,000       1.750%--11/15/2002..........................      34,976
                                                             ----------
                                                                 64,957
                                                             ----------
TOTAL COMMERCIAL PAPER.....................................     217,362
                                                             ----------

REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated October 31, 2002 due November 1,
               2002 at 1.55% collateralized by a U.S.
               Treasury Note 2.125% October 31, 2004, par
               value of $7,890 (repurchase proceeds of
   7,783       $7,783 when closed on November 1, 2002).....       7,783
                                                             ----------
U.S. TREASURY BILLS
     150       1.575%--11/14/2002..........................         150
     385       1.590%--11/14/2002..........................         385
     105       1.490%--11/29/2002..........................         105
   1,255       1.520%--11/29/2002..........................       1,253
     480       1.525%--11/29/2002..........................         479
      20       1.545%--11/29/2002..........................          20
     215       1.550%--11/29/2002..........................         215
      30       1.555%--11/29/2002..........................          30
     120       1.560%--11/29/2002..........................         120
      35       1.562%--11/29/2002..........................          35
      95       1.580%--11/29/2002..........................          95
     240       1.585%--11/29/2002..........................         240
      50       1.600%--11/29/2002..........................          50
      60       1.610%--11/29/2002..........................          60
      30       1.612%--11/29/2002..........................          30
      20       1.617%--11/29/2002..........................          20
     545       1.621%--11/29/2002..........................         544

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

SHORT-TERM INVESTMENTS--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
U.S. TREASURY BILLS--CONTINUED
$    320       1.640%--11/29/2002..........................  $      320
      40       1.645%--11/29/2002..........................          40
     280       1.650%--11/29/2002..........................         280
   5,500       1.655%--11/29/2002..........................       5,493
     300       1.660%--11/29/2002..........................         300
                                                             ----------
                                                                 10,264
                                                             ----------

SHORT-TERM INVESTMENTS--CONTINUED
                                                               VALUE
                                                               (000S)
-----------------------------------------------------------------------
-----------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $235,409)..........................................  $  235,409
                                                             ----------
TOTAL INVESTMENTS--115.8%
  (Cost $1,582,833)........................................   1,586,740
                                                             ----------
CASH AND OTHER ASSETS, LESS LIABILITIES--(15.8%)...........    (216,809)
                                                             ----------
TOTAL NET ASSETS--100.0%...................................  $1,369,931
                                                             ==========

             ------------------------------------------------------

FUTURES CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 2002 ARE AS FOLLOWS:

                                                                                                                     UNREALIZED
                                                                                 AGGREGATE                         APPRECIATION/
                                                                 NUMBER OF       FACE VALUE                        (DEPRECIATION)
                        DESCRIPTION                              CONTRACTS         (000S)       EXPIRATION DATE        (000S)
                        -----------                              ---------       ----------     ---------------    --------------
U.S. Treasury Notes Futures (Buy)...........................        1,819        $  181,900         Dec-02             $3,637
U.S. Treasury Bonds Futures (Buy)...........................          183            18,300         Dec-02                (67)
Eurodollar Futures (Buy)....................................          134            33,500         Jun-03                400
Eurodollar Futures (Buy)....................................            3               750         Sep-03                 24
Germany Federal Republic Bonds 10 Yr. (Buy).................          514         E  51,400         Dec-02                385
Germany Federal Republic Bonds 5 Yr. (Buy)..................        1,779           177,900         Dec-02              1,731
Euribor Futures (Buy).......................................        5,775         1,443,750         Mar-03              1,106
Euribor Futures (Sell)......................................        5,201         1,300,250         Mar-03                342
Euribor Futures (Buy).......................................           69            17,250         Jun-03                 44
Euribor Futures (Sell)......................................        1,670           417,500         Jun-03                156
Euribor Futures (Sell)......................................           84            21,000         Dec-03                 22
                                                                                                                       ------
                                                                                                                       $7,780
                                                                                                                       ======

WRITTEN OPTIONS WHICH WERE OPEN AT OCTOBER 31, 2002 ARE AS FOLLOWS:

                                                                 NUMBER OF                                             VALUE
                        DESCRIPTION                              CONTRACTS      STRIKE PRICE    EXPIRATION DATE        (000S)
                        -----------                              ---------      ------------    ---------------        ------
U.S. Treasury Notes 10 Yr. Futures (Call)...................             58       $110.00           Nov-02            $  (277)
U.S. Treasury Notes 10 Yr. Futures (Call)...................            353        115.00           Nov-02               (287)
U.S. Treasury Notes 10 Yr. Futures (Call)...................            312        116.00           Nov-02               (132)
U.S. Treasury Notes 10 Yr. Futures (Call)...................            212        118.00           Nov-02                (23)
U.S. Treasury Notes 10 Yr. Futures (Put)....................            428        110.00           Nov-02                (27)
Eurodollar Futures (Put)....................................            799         96.50           Dec-02                 (4)
Eurodollar Futures (Call)...................................            452         98.75           Jun-03               (192)
Eurodollar Futures (Put)....................................            225         97.50           Jun-03                (39)
Swap Option -- 3 Mo. LIBOR (Call)...........................      5,500,000          6.00           Oct-04               (439)
Swap Option -- 3 Mo. LIBOR (Call)...........................     21,100,000          5.97           Oct-04             (1,672)
Swap Option -- 3 Mo. LIBOR (Put)............................      5,500,000          6.00           Oct-04               (143)
Swap Option -- 3 Mo. LIBOR (Put)............................     21,100,000          5.97           Oct-04               (548)
                                                                                                                      -------
Written options outstanding, at value (premiums received of
  $3,625)                                                                                                             $(3,783)
                                                                                                                      =======

FORWARD CURRENCY CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 2002 ARE AS FOLLOWS:

                                                                                                                     UNREALIZED
                                                                                 AGGREGATE                         APPRECIATION/
                                                                MARKET VALUE     FACE VALUE                        (DEPRECIATION
                          CURRENCY                                 (000S)          (000S)        DELIVERY DATE         (000S)
                          --------                              ------------     ----------      -------------     -------------
Euro (Sell).................................................      $34,701         $34,519           Nov-02             $(182)
Euro (Buy)..................................................        3,952           3,940           Nov-02                11
Japanese Yen (Buy)..........................................          341             355           Dec-02               (14)
                                                                                                                       -----
                                                                                                                       $(185)
                                                                                                                       =====

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

SWAP AGREEMENTS WHICH WERE OPEN AT OCTOBER 31, 2002 ARE AS FOLLOWS:

                                                                                                                  UNREALIZED
                                                                                                                APPRECIATION/
PAR VALUE                                                                                                       (DEPRECIATION)
  (000S)                             DESCRIPTION                                      COUNTER PARTY                 (000S)
---------                            -----------                                      -------------             --------------
E    9,100   To make or receive semi-annual payments through 3/15/2017       Goldman Sachs Capital Markets         $    62
             based on the difference between (A) the 10 year fixed           New York
             interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the
             EUR-EURIBOR-Telerate.
     1,200   To make or receive semi-annual payments through 3/15/2017       J.P. Morgan Securities                      9
             based on the difference between (A) the 10 year fixed
             interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the
             EUR-EURIBOR-Telerate.
     4,500   To make or receive semi-annual payments through 3/15/2032       J.P. Morgan Securities                     75
             based on the difference between (A) the 10 year fixed
             interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the
             EUR-EURIBOR-Telerate.
     3,200   To make or receive semi-annual payments through 3/15/2032       UBS Warburg                                36
             based on the difference between (A) the 10 year fixed
             interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the
             EUR-EURIBOR-Telerate.
Y  707,500   To make or receive semi-annual payments through 6/18/2007       Goldman Sachs Capital Markets             (15)
             based on the difference between (A) the 10 year fixed           New York
             interest rate of 1.805% over (B) the 10 year floating rate adjusted every six months based upon the JPY-LIBOR-BBA.
 1,600,000   To make or receive semi-annual payments through 9/12/2007       Goldman Sachs Capital Markets             (26)
             based on the difference between (A) the 10 year fixed           New York
             interest rate of 1.771% over (B) the 10 year floating rate adjusted every six months based upon the JPY-LIBOR-BBA.
   521,000   To make or receive semi-annual payments through 1/1/2011        Morgan Stanley Capital Services          (380)
             based on the difference between (A) the 10 year fixed
             interest rate of 1.805% over (B) the 10 year floating rate adjusted every six months based upon the JPY-LIBOR-BBA.
   360,000   To make or receive semi-annual payments through 1/1/2011        Morgan Stanley Capital Services          (254)
             based on the difference between (A) the 10 year fixed
             interest rate of 1.771% over (B) the 10 year floating rate adjusted every six months based upon the JPY-LIBOR-BBA.
L    6,400   To make or receive semi-annual payments through 6/17/2004       Goldman Sachs Capital Markets             237
             based on the difference between (A) the 10 year fixed           New York
             interest rate of 5.500% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
     2,200   To make or receive semi-annual payments through 6/17/2004       Morgan Stanley Capital Services            75
             based on the difference between (A) the 10 year fixed
             interest rate of 5.500% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
     1,600   To make or receive semi-annual payments through 3/15/2017       UBS Warburg                                (8)
             based on the difference between (A) the 10 year fixed
             interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
       800   To make or receive semi-annual payments through 3/15/2017       J.P. Morgan Securities                     (3)
             based on the difference between (A) the 10 year fixed
             interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
     4,100   To make or receive semi-annual payments through 3/15/2017       Goldman Sachs Capital Markets               1
             based on the difference between (A) the 10 year fixed           New York
             interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
     2,400   To make or receive semi-annual payments through 3/15/2032       J.P. Morgan Securities                    (17)
             based on the difference between (A) the 10 year fixed
             interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
     1,900   To make or receive semi-annual payments through 3/15/2032       UBS Warburg                               (31)
             based on the difference between (A) the 10 year fixed
             interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
$   13,100   To make or receive semi-annual payments through 12/12/2012      J.P. Morgan Securities                   (462)
             based on the difference between (A) the 10 year fixed
             interest rate of 6.000% over (B) the 10 year floating rate adjusted every three months based upon the USD-LIBOR-BBA.
     6,000   To make or receive semi-annual payments through 12/18/2012      Bank of America                          (488)
             based on the difference between (A) the 10 year fixed
             interest rate of 6.000% over (B) the 10 year floating rate adjusted every three months based upon the USD-LIBOR-BBA.
     3,000   To make or receive semi-annual payments through 12/18/2012      Morgan Stanley Capital Services          (232)
             based on the difference between (A) the 10 year fixed
             interest rate of 6.000% over (B) the 10 year floating rate adjusted every three months based upon the USD-LIBOR-BBA.
    14,900   To make or receive semi-annual payments through 12/18/2012      Goldman Sachs Capital Markets          (1,046)
             based on the difference between (A) the 10 year fixed           New York
             interest rate of 6.000% over (B) the 10 year floating rate adjusted every three months based upon the USD-LIBOR-BBA.

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

                                                                                                                  UNREALIZED
                                                                                                                APPRECIATION/
PAR VALUE                                                                                                       (DEPRECIATION)
  (000S)                             DESCRIPTION                                      COUNTER PARTY                 (000S)
---------                            -----------                                      -------------             --------------
$   10,300   To make or receive semi-annual payments through 12/18/2012      Lehman Brothers                       $  (869)
             based on the difference between (A) the 10 year fixed
             interest rate of 6.000% over (B) the 10 year floating rate adjusted every three months based upon the USD-LIBOR-BBA.
     2,000   To make or receive semi-annual payments through 12/18/2022      Merrill Lynch                            (164)
             based on the difference between (A) the 10 year fixed
             interest rate of 6.000% over (B) the 10 year floating rate adjusted every three months based upon the USD-LIBOR-BBA.
     3,300   To make or receive semi-annual payments through 12/18/2022      Bank of America                          (230)
             based on the difference between (A) the 10 year fixed
             interest rate of 6.000% over (B) the 10 year floating rate adjusted every three months based upon the USD-LIBOR-BBA.

                                                                                                                --------------
                                                                                                                   $(3,730)
                                                                                                                ==============

------------

1 At October 31, 2002, securities held by the Fund were pledged to cover margin requirements for open future contracts, and written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $677,211.

2 Floating rate security. The stated rate represents the rate in effect at October 31, 2002.

3 Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2002, these securities were valued at $87,664 or 6.4% of net assets.

4  MTN after the name of a security stands for Medium Term Note.

5 Variable rate security. The stated rate represents the rate in effect at October 31, 2002.

6 Step coupon security. The rate will step 1.07% per month until the coupon reaches 15%.

7 Interest only (IO) securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These are subject to the risk of accelerated principal paydowns. The amount represents the notional amount on which current interest is calculated.

8 REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

9 TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2002. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

10 Separate trading of registered interest and principal of securities (STRIPS) is a prestripped zero-coupon bond that is a direct obligation of the U.S. Treasury.

11 Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

E  Euro.

Y  Japanese Yen.

L  British Pound.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2002

TOTAL INVESTMENTS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 7.8%)

    Collateralized Mortgage Obligations
                                             14.7
    U.S. Government Obligations
                                             22.1
    Asset-Backed Securities
                                             55.4

ASSET-BACKED SECURITIES--55.4%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Advanta Business Card Master Trust
               Series 2000-B Cl. B
 $ 2,000       2.380%--01/20/2006(1)........................  $  2,003
             Aerco Ltd.
               Series 2A Cl. A3
   1,450       2.763%--07/15/2025(1)........................     1,381
             AmeriCredit Automobile Receivables Trust
               Series 2001-1 Cl. A3
   3,000       5.130%--11/06/2005(2)........................     3,067
             Ameriquest Mortgage Securities Inc.
               Pass Thru Certificate
               Series 2002-1 Cl. AF3
   2,200       5.120%--05/25/2032(2)........................     2,294
             Ameriquest Mortgage Securities Inc.
               Series 2002-3 Cl. AF1
   1,966       2.540%--08/25/2032...........................     1,956
             Associates Automobile Receivables Trust
               Series 2000-1 Cl. A3
   1,040       7.300%--01/15/2004(2)........................     1,055
               Series 2000-2 Cl. A3
     492       6.820%--02/15/2005...........................       500
                                                              --------
                                                                 1,555
                                                              --------
             BMW Vehicle Owner Trust
               Series 2002-A Cl. A2
   1,500       2.830%--12/27/2004...........................     1,509
             CDC Mortgage Capital Trust
               Series 2002-HE1 Cl. A
   1,648       2.140%--01/25/2033(1)........................     1,649
             Centex Home Equity
               Series 2002-B Cl. AF2
   2,250       4.487%--05/25/2020...........................     2,303
             Chase Funding Mortgage Loan Asset Backed
               Certificates
               Series 1999-2 Cl. IA2
     821       6.860%--12/26/2024...........................       835
             CIT Equipment Collateral
               Series 2001-A Cl. A2
     847       3.730%--03/22/2004(2)........................       850
             CIT Marine Trust
               Series 1999-A Cl. A2
     522       5.800%--04/15/2010(2)........................       530
             Citibank Credit Card Issuance Trust
               Series 2001-B2 Cl. B2
   2,000       2.245%--12/10/2008(1)........................     2,005
             Citibank Credit Card Master Trust I
               Series 1999-7 Cl. A
   1,500       6.650%--11/15/2006...........................     1,635

ASSET-BACKED SECURITIES--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Citifinancial Mortgage Securities Inc.
               Pass Thru Certificate
               Series 2002-1 Cl. AF1
 $ 2,000       2.474%--09/25/2032...........................  $  2,000
             CNH Equipment Trust
               Series 2001-B Cl. A3
   2,000       2.113%--03/15/2006(1)........................     2,001
             Conseco Finance
               Series 2000-C Cl. A
     808       2.173%--12/15/2029(1,2)......................       804
             Contimortgage Home Equity Trust
               Pass Thru Certificate
               Series 1998-3 Cl. A10
       2       5.840%--05/15/2016(2)........................         2
             Countrywide Home Equity Loan Trust
   1,350       7.730%--09/25/2027...........................     1,416
               Series 2002-B Cl. A1
   1,318       2.053%--04/15/2028(1)........................     1,316
                                                              --------
                                                                 2,732
                                                              --------
             CS First Boston Mortgage Securities Corp.
               Pass Thru Certificate
               Series 2001-HS27 Cl. A
     969       2.480%--08/25/2031(1,3)......................       967
             DaimlerChrysler Auto Trust
               Series 2000-C Cl. A3
   2,402       6.820%--09/06/2004...........................     2,438
               Series 2001-C Cl. A3
   3,000       4.210%--07/06/2005(2)........................     3,071
                                                              --------
                                                                 5,509
                                                              --------
             Discover Card Master Trust I
               Series 2000-9 Cl. A
   2,000       6.350%--07/15/2008(2)........................     2,215
             Felco Funding II LLC.
               Series 2000-1 Cl. A3
   1,398       7.585%--06/15/2004(2,3)......................     1,414
             First North American National Bank
               Series 1997-2 Cl. B
   3,000       2.273%--03/15/2006(1,2)......................     3,004
             Ford Credit Auto Owner Trust
               Series 2000-E Cl. A4
   2,995       6.740%--06/15/2004...........................     3,048
             Harborview Mortgage Loan Trust
               Series 2001-1 Cl. B2
   1,343       7.000%--02/19/2031(4)........................     1,374
             Harley-Davidson Motorcycle Trust
               Series 2001-2 Cl. A1
     604       3.770%--04/17/2006...........................       610
             HFC Home Equity Loan Asset Backed Certificates
               Series 2002-1 Cl. A
   1,510       2.200%--12/22/2031(1)........................     1,510
             Honda Auto Receivables Owner Trust
               Series 2001-3 Cl. A2
   1,036       2.760%--02/18/2004...........................     1,039
               Series 2002-1 Cl. A2
   2,265       2.550%--04/15/2004(2)........................     2,272
                                                              --------
                                                                 3,311
                                                              --------

                                  FIXED INCOME

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

ASSET-BACKED SECURITIES--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Ikon Receivables LLC
               Series 1999-1 Cl. A4
 $ 3,525       6.230%--05/15/2005(2)........................  $  3,570
             Long Beach Mortgage Loan Trust
               Series 2002-1 Cl. 2A2
   1,161       3.500%--05/25/2032...........................     1,166
             MMCA Automobile Trust
               Series 2002-1 Cl. A2
   1,871       3.030%--01/17/2005...........................     1,883
             National City Auto Receivables Trust
               Series 2002-A Cl. A4
     700       4.830%--08/15/2009...........................       738
             Navistar Financial Corp Owner Trust
               Series 2001-B Cl. A4
   2,500       4.370%--11/17/2008(2)........................     2,614
             Premier Auto Trust
               Series 1999-3 Cl. A4
   3,134       6.430%--03/08/2004(2)........................     3,178
             Public Service New Hampshire Funding LLC
               Series 2001-1 Cl. A2
   2,500       5.730%--11/01/2010(2)........................     2,708
             Residential Asset Securities Corp.
               Series 1999-KS2 Cl. AI7
   1,000       7.390%--06/25/2028...........................     1,086
               Series 2001-KS1 Cl. AI3
   3,000       5.854%--02/25/2026(2)........................     3,049
                                                              --------
                                                                 4,135
                                                              --------
             Saxon Asset Securities Trust
               Series 2001-1 Cl. AF4
   2,000       6.310%--03/25/2026(2)........................     2,142
               Series 1999-2 Cl. MV2
   1,500       2.780%--05/25/2029(1,2)......................     1,497
                                                              --------
                                                                 3,639
                                                              --------
             SSB RV Trust
               Series 2001-1 Cl. A2
   1,003       2.890%--12/15/2008(2)........................     1,008
             Standard Credit Card Master Trust
               Series 1995-1 Cl. A
   2,000       8.250%--01/07/2007...........................     2,252
             Structured Asset Securities Corp.
               Series 2002-1A Cl. 2A1
   1,674       3.568%--02/25/2032(1)........................     1,696
             Toyota Auto Receivables Owner Trust
               Series 2000-B Cl. A3
   2,170       6.760%--08/15/2004...........................     2,205
                                                              --------
TOTAL ASSET-BACKED SECURITIES
  (Cost $83,817)............................................    84,865
                                                              --------

COLLATERALIZED MORTGAGE OBLIGATIONS--14.7%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                       (000S)
----------------------------------------------------------------------
             Federal Home Loan Mortgage Corp.
 $ 2,000       6.500%--02/15/2023...........................  $  2,128
             Federal Home Loan Mortgage Corp.
               Pass Thru Certificate
   2,000       2.910%--08/27/2007...........................     2,010
             Federal National Mortgage Association
  16,500       5.125%--02/13/2004...........................    17,248
             Federal National Mortgage Association
               Series 2002-W6 Cl.1A3
   1,050       4.320%--11/25/2034...........................     1,055
                                                              --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $22,304)............................................    22,441
                                                              --------

U. S. GOVERNMENT OBLIGATIONS--22.1%
             U.S. Treasury Notes
  10,300       2.875%--06/30/2004...........................    10,520
  23,000       2.250%--07/31/2004(2)........................    23,259
                                                              --------
TOTAL U. S. GOVERNMENT OBLIGATIONS
  (Cost $33,455)............................................    33,779
                                                              --------

SHORT-TERM INVESTMENT--6.7%
(Cost $10,322)
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated October 31, 2002 due November 1,
               2002 at 1.72% collateralized by a U.S.
               Treasury Bill 8.0% November 15,
  10,322       2021, market value of $10,322 (par value of
               $7,550)......................................    10,322
                                                              --------
TOTAL INVESTMENTS--98.9%
  (Cost $149,898)...........................................   151,407
CASH AND OTHER ASSETS, LESS LIABILITIES--1.1%...............     1,667
                                                              --------
TOTAL NET ASSETS--100.0%....................................  $153,074
                                                              ========

------------

1 Floating rate security. The stated rate represents the rate in effect at October 31, 2002.

2 At October 31, 2002, securities held by the Fund were pledged to cover margin requirements for open futures contracts, if any. (See Note 2 to the Financial Statements.) The security pledged had an aggregate market value of $63,366.

3 Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2002, these securities were valued at $2,381 or 1.6% of net assets.

4 Variable rate security. The stated rate represents the rate in effect at October 31, 2002.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 2002

TOTAL INVESTMENTS (% OF NET ASSETS)
(Excludes net cash of -0.1%)

    Repurchase Agreement
                                             19.3
    Bank Obligations
                                             19.8
    Commercial Paper
                                             61.0

BANK OBLIGATIONS--19.8%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Bank of Montreal
 $ 7,000       1.730%--11/25/2002...........................  $  7,000
             Deutsche Bank AG
   7,000       1.730%--11/04/2002...........................     7,000
             Permanent Financing plc
   3,000       1.780%--06/10/2003...........................     3,000
             State Street Corp.
   7,000       1.740%--12/10/2002...........................     7,000
             Svenska Handelsbanken Ab
   7,000       1.770%--11/04/2002...........................     7,000
                                                              --------
TOTAL BANK OBLIGATIONS
  (Cost $31,000)............................................    31,000
                                                              --------

COMMERCIAL PAPER--61.0%
             Abbey National plc
   7,000       1.660%--01/10/2003...........................     6,977
             ANZ Inc.
   1,900       1.730%--01/15/2003...........................     1,893
             Barclays US Funding Corp.
   7,000       1.750%--12/06/2002...........................     6,988
             CBA Finance Inc. Yrs 3&4
   7,000       1.830%--01/13/2003...........................     6,974
             Chase Manhattan Bank USA
   7,000       1.710%--01/10/2003...........................     7,000

COMMERCIAL PAPER--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             CitiBank
 $ 7,000       1.760%--12/12/2002...........................  $  7,000
             Danske Bank A/S
   7,000       1.710%--11/04/2002...........................     7,000
             Federal Home Loan Mortgage Corp.
   7,000       1.680%--11/19/2002...........................     6,994
             Lloyds TSB Group plc
   7,000       1.680%--12/10/2002...........................     6,987
             Residential Asset Securities Corp.
   2,706       1.730%--08/25/2003...........................     2,706
             Royal Bank of Canada
   7,000       1.750%--01/24/2003...........................     6,972
             Societe Generale North America Inc.
   7,000       1.745%--12/06/2002...........................     6,988
             UBS Finance Inc. Yrs 1&2
   7,000       1.890%--11/01/2002...........................     7,000
             Wells Fargo Bank
   7,000       1.740%--01/27/2003...........................     7,000
             WestpacTrust Securities NZ Ltd.
   7,000       1.730%--01/24/2003...........................     6,972
                                                              --------
TOTAL COMMERCIAL PAPER
  (Cost $95,451)............................................    95,451
                                                              --------

REPURCHASE AGREEMENT--19.3%
(Cost $30,126)
             Repurchase Agreement with State Street Bank &
               Trust dated October 31, 2002 due November 1,
               2002 at 1.72% collateralized by a U.S.
               Treasury Bill 6.0% February 15,
  30,126       2026, market value of $30,126 (par value of
               $27,345).....................................    30,126
                                                              --------
TOTAL INVESTMENTS--100.1%
  (Cost $156,577)(1)........................................   156,577

CASH AND OTHER ASSETS, LESS LIABILITIES--(0.1%).............      (131)
                                                              --------
TOTAL NET ASSETS--100.0%....................................  $156,446
                                                              ========

------------

1  The aggregate identified cost on a tax basis is the same.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR FIXED INCOME FUNDS
STATEMENT OF ASSETS AND LIABILITIES--OCTOBER 31, 2002

(All amounts in Thousands, except per share amounts)

                                                                                    HARBOR           HARBOR
                                                                  HARBOR            SHORT            MONEY
                                                                   BOND            DURATION          MARKET
------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS, AT IDENTIFIED COST*............................    $1,582,833         $149,898         $156,577
============================================================================================================
Investments, at value.......................................    $1,578,957         $141,085         $126,451
Repurchase agreements.......................................         7,783           10,322           30,126
Foreign currency, at value (cost: $10,002; $0; $0)..........        10,054               --               --
Receivables for:
  Investments sold..........................................        38,814               --               --
  Capital shares sold.......................................         5,225            1,236              439
  Interest..................................................        14,705              798               85
  Variation margin on futures contracts.....................         2,601               --               --
  Written options...........................................            23               --               --
Withholding tax receivable..................................            56               --               --
Other assets................................................            72               29               33
------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS.........................................     1,658,290          153,470          157,134
LIABILITIES
Payables for:
  Investments purchased.....................................       272,469               --               --
  Capital shares reacquired.................................         4,579              352              643
  Dividends to shareholders.................................            --                2               --
  Written options, at value (premiums received $3,625; $0;
     $0)....................................................         3,783               --               --
  Swap agreements (proceeds: $2,718; $0; $0)................         6,448               --               --
  Interest on swap agreements...............................           270               --               --
  Open forward currency contracts...........................           185               --               --
Accrued expenses:
  Management fees...........................................           530               24               20
  Trustees' fees............................................             5                1                1
  Transfer agent fees.......................................            57                3               16
  Other.....................................................            33               14                8
------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES....................................       288,359              396              688
NET ASSETS..................................................    $1,369,931         $153,074         $156,446
============================================================================================================
Net assets consist of:
  Paid-in capital...........................................    $1,306,905         $160,092         $156,446
  Undistributed net investment income.......................        27,142              173               --
  Accumulated net realized gain/(loss)......................        29,145           (8,700)              --
  Unrealized appreciation/(depreciation) of investments and
     translation of assets and liabilities in foreign
     currencies.............................................          (856)           1,509               --
  Unrealized appreciation of futures and forward
     contracts..............................................         7,595               --               --
------------------------------------------------------------------------------------------------------------
                                                                $1,369,931         $153,074         $156,446
============================================================================================================
Shares of beneficial interest...............................       114,325           17,624          156,446
Net asset value, offering and redemption price per share....    $    11.98         $   8.69         $   1.00

------------

*  Including repurchase agreements and short-term investments.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR FIXED INCOME FUNDS
STATEMENT OF OPERATIONS--YEAR ENDED OCTOBER 31, 2002

(All amounts in Thousands)

                                                                                  HARBOR          HARBOR
                                                                 HARBOR           SHORT           MONEY
                                                                  BOND           DURATION         MARKET
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................    $ 56,265          $4,586          $3,268
--------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................      56,265           4,586           3,268
OPERATING EXPENSES:
  Management fees...........................................       6,358             408             502
  Shareholder communications................................          93               4              19
  Custodian fees............................................         146              48              36
  Transfer agent fees.......................................         705              34             185
  Professional fees.........................................          66               6              11
  Trustees' fees and expenses...............................          19               2               4
  Registration fees.........................................          66              29              37
  Miscellaneous.............................................          23              13              13
--------------------------------------------------------------------------------------------------------
     Total operating expenses...............................       7,476             544             807
  Management fees waived....................................        (902)           (164)           (200)
--------------------------------------------------------------------------------------------------------
     Net operating expenses.................................       6,574             380             607
  Interest expense on reverse repurchase agreements.........          --               2              --
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................      49,691           4,204           2,661
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENT
  TRANSACTIONS:
  Net realized gain/(loss) on:
     Investments............................................      15,018             576              --
     Foreign currency transactions..........................      (5,286)             --              --
     Swap agreements........................................      11,407              --              --
     Futures contracts......................................      24,289            (162)             --
     Written options........................................       7,717              --              --
  Change in net unrealized appreciation/(depreciation) of:
     Investments............................................     (17,997)           (523)             --
     Swap agreements........................................     (15,352)             --              --
     Futures contracts......................................         355             (24)             --
     Forward currency contracts.............................          10              --              --
     Translation of assets and liabilities in foreign
      currencies............................................        (956)             --              --
--------------------------------------------------------------------------------------------------------
  Net gain/(loss) on investment transactions................      19,205            (133)             --
--------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......    $ 68,896          $4,071          $2,661
========================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR FIXED INCOME FUNDS
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in Thousands)

                                                     HARBOR                        HARBOR                        HARBOR
                                                      BOND                     SHORT DURATION                 MONEY MARKET
                                           --------------------------    --------------------------    --------------------------
                                           NOVEMBER 1,    NOVEMBER 1,    NOVEMBER 1,    NOVEMBER 1,    NOVEMBER 1,    NOVEMBER 1,
                                              2001           2000           2001           2000           2001           2000
                                             THROUGH        THROUGH        THROUGH        THROUGH        THROUGH        THROUGH
                                           OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                              2002           2001           2002           2001           2002           2001
---------------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
  Operations:
     Net investment income...............  $   49,691     $   49,251      $   4,204      $   5,641      $   2,661      $   6,618
     Net realized gain on investments,
       foreign currency transactions,
       investments sold short, swap
       agreements, futures contracts and
       written options...................      53,145         25,379            414            500             --              2
     Net unrealized
       appreciation/(depreciation) of
       investments and translation of
       assets and liabilities in foreign
       currencies........................     (33,940)        54,113           (547)         1,822             --             --
---------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS.....................      68,896        128,743          4,071          7,963          2,661          6,620
---------------------------------------------------------------------------------------------------------------------------------
  Distributions to shareholders:
     Net investment income...............     (45,135)       (40,763)        (4,396)        (5,800)        (2,661)        (6,618)
     Net realized gain on investments....     (22,765)        (4,887)            --             --             --             (2)
---------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS TO
       SHAREHOLDERS......................     (67,900)       (45,650)        (4,396)        (5,800)        (2,661)        (6,620)
---------------------------------------------------------------------------------------------------------------------------------
  Capital share transactions:
     Net proceeds from sale of shares....     727,422        470,485        220,189        275,635        186,705        302,450
     Net asset value of shares issued in
       connection with reinvestment of:
       Dividends from net investment
          income.........................      40,200         37,555          4,325          5,729          2,639          6,353
       Distributions from net realized
          gain on investments............      21,070          3,414             --             --             --             --
     Cost of shares reacquired...........    (456,309)      (275,250)      (197,074)      (282,600)      (201,732)      (245,862)
---------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE/(DECREASE) DERIVED FROM
       CAPITAL TRANSACTIONS..............     332,383        236,204         27,440         (1,236)       (12,388)        62,941
---------------------------------------------------------------------------------------------------------------------------------
     Net increase/(decrease) in net
       assets............................     333,379        319,297         27,115            927        (12,388)        62,941
NET ASSETS:
  Beginning of period....................   1,036,552        717,255        125,959        125,032        168,834        105,893
---------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*.........................  $1,369,931     $1,036,552      $ 153,074      $ 125,959      $ 156,446      $ 168,834
=================================================================================================================================
NUMBER OF CAPITAL SHARES:
  Sold...................................      61,841         41,186         25,410         31,974        186,705        302,450
  Reinvested in payment of investment
     income dividends....................       5,326          3,296            500            665          2,639          6,353
  Reinvested in payment of capital gain
     distributions.......................          --            303             --             --             --             --
  Reacquired.............................     (38,850)       (23,976)       (22,777)       (32,842)      (201,732)      (245,862)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease) in shares
     outstanding.........................      28,317         20,809          3,133           (203)       (12,388)        62,941
  Outstanding:
     Beginning of period.................      86,008         65,199         14,491         14,694        168,834        105,893
---------------------------------------------------------------------------------------------------------------------------------
     End of period.......................     114,325         86,008         17,624         14,491        156,446        168,834
=================================================================================================================================
* Includes undistributed/(distribution in
  excess) net investment income of:......  $   27,142     $    6,200      $     173      $     (85)     $      --      $      --

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR FIXED INCOME FUNDS FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                                         INCOME FROM INVESTMENT OPERATIONS
                                                                     ------------------------------------------
                                                                                          NET REALIZED AND
                                                                                      UNREALIZED GAINS/(LOSSES)
                                                                                       ON INVESTMENTS, FUTURES
                                                        NET ASSET                        CONTRACTS, OPTIONS,
                                                          VALUE           NET            SWAP AGREEMENTS AND       TOTAL FROM
                                                        BEGINNING     INVESTMENT          FOREIGN CURRENCY         INVESTMENT
YEAR/PERIOD ENDED                                       OF PERIOD    INCOME/(LOSS)            CONTRACTS            OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
HARBOR BOND FUND
October 31, 2002....................................     $12.05          $.50(a)                $ .17                $ .67
October 31, 2001....................................      11.00           .56(a)                 1.08                 1.64
October 31, 2000....................................      10.85           .57(a)                  .15                  .72
October 31, 1999....................................      11.82           .58(a)                 (.49)                 .09
October 31, 1998....................................      11.57           .61(a)                  .53                 1.14
-----------------------------------------------------------------------------------------------------------------------------
HARBOR SHORT DURATION FUND
October 31, 2002....................................     $ 8.69          $.30(a)                $ .01                $ .31
October 31, 2001....................................       8.51           .45(a)                  .19                  .64
October 31, 2000....................................       8.56           .55(a)                 (.04)                 .51
October 31, 1999....................................       8.69           .46(a)                 (.15)                 .31
October 31, 1998....................................       8.66           .48(a)                  .09                  .57
-----------------------------------------------------------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
October 31, 2002....................................     $ 1.00          $.02(a)                $  --                $ .02
October 31, 2001....................................       1.00           .05(a)                   --                  .05
October 31, 2000....................................       1.00           .06(a)                   --                  .06
October 31, 1999....................................       1.00           .05(a)                   --                  .05
October 31, 1998....................................       1.00           .05(a)                   --                  .05
-----------------------------------------------------------------------------------------------------------------------------


                                                            LESS DISTRIBUTIONS
                                                      ------------------------------
                                                      DIVIDENDS      DISTRIBUTIONS
                                                       FROM NET         FROM NET
                                                      INVESTMENT        REALIZED
YEAR/PERIOD ENDED                                       INCOME      CAPITAL GAINS(1)
HARBOR BOND FUND
October 31, 2002....................................    $(.47)            $(.27)
October 31, 2001....................................     (.52)             (.07)
October 31, 2000....................................     (.57)               --
October 31, 1999....................................     (.55)             (.51)
October 31, 1998....................................     (.66)             (.23)
------------------------------------------------------------------------------------------
HARBOR SHORT DURATION FUND
October 31, 2002....................................    $(.31)            $  --
October 31, 2001....................................     (.46)               --
October 31, 2000....................................     (.56)               --
October 31, 1999....................................     (.44)               --
October 31, 1998....................................     (.54)               --
------------------------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
October 31, 2002....................................    $(.02)            $  --
October 31, 2001....................................     (.05)               --
October 31, 2000....................................     (.06)               --
October 31, 1999....................................     (.05)               --
October 31, 1998....................................     (.05)               --
------------------------------------------------------------------------------------------

1  Includes both short-term and long-term capital gains.

2  Percentage does not reflect reduction for credit balance arrangements (see
   Note 4 to financial statements).

a  Reflects the Adviser's waiver of a portion of its management fees.

b The total returns would have been lower had certain expenses not been waived during the periods shown.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME


                                                                                              RATIO OF         RATIO OF
                                                                    RATIO OF                 MANAGEMENT        OPERATING
                    NET ASSET                                       OPERATING                 FEES NOT      EXPENSES NET OF
                      VALUE                      NET ASSETS         EXPENSES                 IMPOSED TO     ALL OFFSETS TO
        TOTAL          END      TOTAL           END OF PERIOD      TO AVERAGE                 AVERAGE           AVERAGE
    DISTRIBUTIONS   OF PERIOD   RETURN             (000S)       NET ASSETS (%)(2)          NET ASSETS (%)   NET ASSETS (%)
---------------------------------------------------------------------------------------------------------------------------

       $ (.74)       $11.98      5.87%(b)        $1,369,931             .58%(a)                 .08%              .58%(a)
         (.59)        12.05     15.35(b)          1,036,552             .56(a)                  .22               .56(a)
         (.57)        11.00      6.95(b)            717,255             .60(a)                  .21               .60(a)
        (1.06)        10.85       .85(b)            627,180             .61(a)                  .21               .60(a)
         (.89)        11.82     10.33(b)            473,021             .65(a)                  .22               .65(a)
---------------------------------------------------------------------------------------------------------------------------
       $ (.31)       $ 8.69      3.67%(b)        $  153,074             .31%(a)                 .13%              .31%(a)
         (.46)         8.69      7.73(b)            125,959             .28(a)                  .20               .27(a)
         (.56)         8.51      6.21(b)            125,032             .29(a)                  .20               .28(a)
         (.44)         8.56      3.68(b)            251,442             .28(a)                  .20               .28(a)
         (.54)         8.69      6.81(b)            217,244             .36(a)                  .20               .36(a)
---------------------------------------------------------------------------------------------------------------------------
       $ (.02)       $ 1.00      1.59%(b)        $  156,446             .36%(a)                 .12%              .36%(a)
         (.05)         1.00      4.83(b)            168,834             .38(a)                  .12               .38(a)
         (.06)         1.00      5.99(b)            105,893             .48(a)                  .12               .47(a)
         (.05)         1.00      4.82(b)             97,265             .46(a)                  .12               .46(a)
         (.05)         1.00      5.20(b)            100,276             .57(a)                  .12               .57(a)
---------------------------------------------------------------------------------------------------------------------------


         RATIO OF         RATIO OF NET
     INTEREST/DIVIDEND     INVESTMENT
        EXPENSE TO           INCOME
          AVERAGE          TO AVERAGE             PORTFOLIO
      NET ASSETS (%)     NET ASSETS (%)          TURNOVER (%)
---------------------------------------------------------------------------------------------------------------------------
            --%               4.37%(a)               293%
            --                5.50(a)                531
            --                6.16(a)                494
            --                5.35(a)                271
            --                5.41(a)                278
---------------------------------------------------------------------------------------------------------------------------
            --%               3.44%(a)               154%
            --                5.35(a)                246
            --                6.00(a)                478
            --                5.36(a)                578
            --                5.51(a)                727
---------------------------------------------------------------------------------------------------------------------------
            --%               1.58%(a)               N/A
            --                4.60(a)                N/A
            --                5.88(a)                N/A
            --                4.73(a)                N/A
            --                5.08(a)                N/A
---------------------------------------------------------------------------------------------------------------------------

                                  FIXED INCOME

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2002

(Currency in Thousands)

NOTE 1--ORGANIZATIONAL MATTERS

     Harbor Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-ended investment company, consisting of seven domestic equity series: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund; four international equity series: Harbor International Fund, Harbor International Fund II, Harbor International Growth Fund and Harbor Global Equity Fund; and three fixed income series: Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund (individually or collectively referred to as a "Fund" or the "Funds").

     After the close of business on October 31, 2002, Harbor Small Cap Growth Fund was merged with and into Harbor Growth Fund with the surviving fund renamed "Harbor Small Cap Growth Fund" and Harbor International Fund II was merged with and into Harbor International Fund.

     Effective November 1, 2002, each Fund offers one or more of the following classes of shares: Institutional Class, Retirement Class, and Investor Class. The separate classes of shares differ principally in the applicable distribution and shareholder servicing fees and transfer agent fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution and shareholder servicing fees and transfer agent fees.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

SECURITY VALUATION

     Equity securities are valued at the last sale price on a national exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") system or, in the case of unlisted securities or listed securities for which there were no sales on the valuation day, the mean between the closing bid and asked price. Securities listed or traded on foreign exchanges are valued at the last sale price on a national exchange on the valuation day, or if no sale occurs, at the official bid price as determined as of the close of the primary exchange.

     Except for Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than sixty days, are valued at prices furnished by a pricing service, or as otherwise described below, selected by Harbor Capital Advisors, Inc. (the "Adviser"), which determines valuation for normal institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than sixty days are stated at amortized cost which approximates value.

     Securities, for which there are no such prices or for which prices are deemed by the Adviser or Subadviser not to be representative of market values, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The actual calculation of fair market value may be done by others including the Adviser and Subadviser.

     Securities of the Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended, and the Fund's Rule 2a-7 procedures.

FUTURES CONTRACTS

     To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund (except Harbor Money Market Fund), may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor Large Cap Value Fund is not authorized to enter into currency futures contracts and options on such contracts. Harbor International Growth Fund, Harbor International Fund II and Harbor International Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

Futures contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts' terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the last sale price on the exchange on which such futures are principally traded. See Portfolio of Investments for open futures contracts held as of October 31, 2002.

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

OPTIONS

     Consistent with its investment policies, each Fund (excluding the Harbor Money Market Fund) may use option contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor Large Cap Value Fund is not authorized to engage in options transactions on currency. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Harbor International Fund II is not authorized to write options on currencies for speculative purposes. Option contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund investments.

     When a Fund purchases an option, the premium paid by the Fund is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" to reflect the option's current market value. Purchased options are valued at the last sale price on the market on which they are principally traded. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

     When a Fund writes an option, the premium received by the Fund is presented in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

     The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts' terms. See Note 3 for all outstanding written options as of October 31, 2002.

SWAP AGREEMENTS

     To the extent permitted under their respective investment policies, Harbor Capital Appreciation Fund, Harbor Bond Fund and Harbor Short Duration Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is an agreement to exchange the return generated by one investment for the return generated by another instrument. The value of each swap is determined by the counterparty to the swap agreement using a methodology which

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

discounts the expected future cash receipts or disbursements related to the swap. The Fund may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate swaps are "marked-to-market" daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as income or expense when such a payment is paid or received.

     Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

TBA/WHEN-ISSUED PURCHASE COMMITMENTS

     Harbor Bond Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.

     The Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above.

     Although the Fund will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund's Subadviser deems it appropriate to do so.

TBA SALE COMMITMENTS

     Harbor Bond Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.

SHORT SALES

     Each Fund, except Harbor International Growth Fund, Harbor International Fund, Harbor International Fund II and Harbor Money Market Fund, may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain a segregated account of cash or liquid securities with its custodian sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.

FOREIGN FORWARD CURRENCY CONTRACTS

     Consistent with its investment policies, each Fund (excluding the Money Market Fund) may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

FOREIGN CURRENCY TRANSLATIONS

     The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

REVERSE REPURCHASE AGREEMENTS

     Harbor Short Duration Fund may enter into reverse repurchase agreements with third party broker-dealers. The Fund may use reverse repurchase agreements to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value of not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. There were no reverse repurchase agreements outstanding at October 31, 2002. Activity in reverse repurchase agreements by Harbor Short Duration Fund for the year ended October 31, 2002 was as follows:

                                                                         MAXIMUM            AVERAGE DAILY       AVERAGE INTEREST
                                                      AVERAGE       AMOUNT OUTSTANDING    AMOUNT OUTSTANDING       RATE DURING
  CATEGORY OF AGGREGATE SHORT-TERM BORROWINGS      INTEREST RATE    DURING THE PERIOD     DURING THE PERIOD        THE PERIOD
  -------------------------------------------      -------------    ------------------    ------------------    ----------------
Reverse repurchase agreements with maturity
  dates less than 365 days                             3.15%              $3,430                 $45                  3.94%

     Average debt outstanding and average interest rate during the period is calculated based on calendar days.

SECURITIES TRANSACTIONS

     Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED


INVESTMENT INCOME

     Dividends declared are accrued on the ex-dividend date. For Harbor International Growth Fund, Harbor Global Equity Fund, Harbor International Fund II and Harbor International Fund, certain dividends are recorded after the ex-dividend date, but as soon as the Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

DISTRIBUTION TO SHAREHOLDERS

     Distributions are recorded on the ex-dividend date.

EXPENSES

     Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

FEDERAL TAXES

     Each Fund is treated as a separate entity for federal tax purposes. Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

OTHER

     Effective November 1, 2001, the Trust adopted the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, as revised. The adoption of the Guide has had no significant effect on the Trust's financial statements.

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS

     Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2002 were as follows:

                                                                       PURCHASES                       SALES
                                                                ------------------------      ------------------------
                                                                   U.S.                          U.S.
                                                                GOVERNMENT      OTHER         GOVERNMENT      OTHER
                                                                ----------      -----         ----------      -----
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund..........................    $       --    $4,882,316      $   56,359    $4,542,174
  Harbor Mid Cap Growth Fund................................            --         9,791              --         7,494
  Harbor Growth Fund........................................            --        47,632              --        69,255
  Harbor Small Cap Growth Fund..............................            --       108,492              --        23,955
  Harbor Large Cap Value Fund...............................         1,681        93,589              --        51,075
  Harbor Mid Cap Value Fund.................................            --         7,119              --         1,530
  Harbor Small Cap Value Fund...............................            --        14,840              --         1,441
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................................            --       658,685              --       616,111
  Harbor International Fund II..............................            --        21,816              --        47,083
  Harbor International Growth Fund..........................            --     1,076,082              --     1,141,499
  Harbor Global Equity Fund.................................            --         5,075              29         6,689
HARBOR FIXED INCOME FUNDS
  Harbor Bond Fund..........................................     3,113,367       780,361       2,930,643       666,142
  Harbor Short Duration Fund................................       146,708        81,064          99,004        68,280

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS--CONTINUED

     The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

REDEMPTION IN-KIND TRANSACTIONS

     For the year ended October 31, 2002, Harbor Capital Appreciation Fund realized gains of $41,723 from in-kind redemptions of Fund shares.

WRITTEN OPTIONS

     Transactions in written options for the year ended October 31, 2002 are summarized as follows:

                                                                  OPTIONS WRITTEN
                                                              -----------------------
                                                                    SECURITIES
                                                              -----------------------
                                                              NUMBER OF    AGGREGATE
                                                              CONTRACTS    FACE VALUE
                                                              ---------    ----------
HARBOR CAPITAL APPRECIATION FUND
  Options outstanding at beginning of year..................       --        $   --
  Options opened............................................   11,719         1,172
  Options closed/expired....................................   (7,976)         (798)
                                                               ------        ------
  Open at 10/31/2002........................................    3,743        $  374
                                                               ======        ======

                                                                  OPTIONS WRITTEN               OPTIONS WRITTEN
                                                              -----------------------       ------------------------
                                                                EURODOLLAR FUTURES                EURO FUTURES
                                                              -----------------------       ------------------------
                                                              NUMBER OF    AGGREGATE        NUMBER OF     AGGREGATE
                                                              CONTRACTS    FACE VALUE       CONTRACTS     FACE VALUE
                                                              ---------    ----------       ---------     ----------
HARBOR BOND FUND
  Options outstanding at beginning of year..................    6,124      E$ 15,310         6,400,000     E 6,400
  Options opened............................................    2,513          6,283         1,574,803       1,575
  Options closed/expired....................................   (7,161)       (17,903)       (7,974,803)     (7,975)
                                                               ------      ---------        ----------     -------
  Open at 10/31/2002........................................    1,476      E$ 18,255                --     E    --
                                                               ======      =========        ==========     =======

                                                                   OPTIONS WRITTEN                 OPTIONS WRITTEN
                                                              --------------------------       -----------------------
                                                                 JAPANESE YEN FUTURES           U.S. TREASURY FUTURES
                                                              --------------------------       -----------------------
                                                               NUMBER OF      AGGREGATE        NUMBER OF    AGGREGATE
                                                               CONTRACTS      FACE VALUE       CONTRACTS    FACE VALUE
                                                               ---------      ----------       ---------    ----------
  Options outstanding at beginning of year..................            --    Y      --          3,376       $ 3,376
  Options opened............................................   193,125,000      193,125          4,972         4,972
  Options closed/expired....................................  (193,125,000)    (193,125)        (6,985)       (6,985)
                                                              ------------    ---------         ------       -------
  Open at 10/31/2002........................................            --    Y      --          1,363       $ 1,363
                                                              ============    =========         ======       =======

                                                                   OPTIONS WRITTEN
                                                              -------------------------           OPTIONS WRITTEN
                                                                    INTEREST RATE             ------------------------
                                                                    SWAP OPTIONS                 SWAP OPTIONS--U.S.
                                                              -------------------------       ------------------------
                                                               NUMBER OF     AGGREGATE        NUMBER OF     AGGREGATE
                                                               CONTRACTS     FACE VALUE       CONTRACTS     FACE VALUE
                                                               ---------     ----------       ---------     ----------
  Options outstanding at beginning of year..................           --     $     --        53,200,000     $53,200
  Options opened............................................   26,900,000       26,900                --          --
  Options closed/expired....................................  (26,900,000)     (26,900)               --          --
                                                              -----------     --------        ----------     -------
  Open at 10/31/2002........................................           --     $     --        53,200,000     $53,200
                                                              ===========     ========        ==========     =======

------------

E Euro.

E$ Eurodollar.

Y  Japanese Yen.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER

     Harbor Capital Advisors, Inc. ("Harbor Capital"), an indirect wholly-owned subsidiary of Robeco Groep, N.V., is the Trust's investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2002. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

                                                                  ANNUAL
                                                                PERCENTAGE     FEES
                                                                   RATE       EARNED
                                                                ----------    ------
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund..........................       0.60%      $36,384
  Harbor Mid Cap Growth Fund................................       0.75            81
  Harbor Growth Fund........................................       0.75           811
  Harbor Small Cap Growth Fund..............................       0.75           387
  Harbor Large Cap Value Fund...............................       0.60           932
  Harbor Mid Cap Value Fund.................................       0.75            19
  Harbor Small Cap Value Fund...............................       0.75            47
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................................       0.75(a)     29,045
  Harbor International Fund II..............................       0.75           534
  Harbor International Growth Fund..........................       0.75         2,725
  Harbor Global Equity Fund.................................       0.75            47
HARBOR FIXED INCOME FUNDS
  Harbor Bond Fund..........................................       0.50(b)      6,358
  Harbor Short Duration Fund................................       0.30(c)        408
  Harbor Money Market Fund..................................       0.30           502

------------

a For the period November 1, 2001 through March 31, 2002, the annual percentage rate was 0.85%.

b For the period November 1, 2001 through February 28, 2002, the annual percentage rate was 0.70%.

c For the period November 1, 2001 through February 28, 2002, the annual percentage rate was 0.40%.

     Harbor Capital has from time to time agreed not to impose a portion of its management fees and bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. During the year ended October 31, 2002, Harbor Capital agreed not to impose management fees and other operating expenses of $33, $36, $48, $56, $708, $69, $79, $902, $164 and $200 relating to
Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund, Harbor International Fund, Harbor International Fund II, Harbor Global Equity Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund, respectively.

     The Trust reimburses Harbor Capital for certain legal expenses incurred by Harbor Capital with respect to the Trust. Such amounts aggregated $51 for the year ended October 31, 2002.

DISTRIBUTOR

     HCA Securities, Inc. ("HCA Securities"), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Fund shares. Effective November 1, 2002, the Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Funds' Retirement Class shares and Investor Class shares (collectively the "12b-1 Plans"). Each Fund, pursuant to the 12b-1 Plans, pays HCA Securities compensation at the annual rate of up to 0.25% of the average daily net assets of Retirement Class shares and of the Investor Class shares. The 12b-1 Plans compensate HCA Securities for the purpose of financing any activity which is primarily intended to result in the sale of Retirement and Investor Class shares of the Funds. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for (other than existing shareholders) prospective shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

     Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by HCA Securities on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse HCA Securities for the actual expenses HCA Securities may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if HCA Securities' actual expenses exceed the fee payable to HCA

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES--CONTINUED

Securities at any given time, the Funds will not be obligated to pay more than that fee. If HCA Securities' expenses are less than the fee it receives, HCA Securities will retain the full amount of the fee.

SHAREHOLDERS

     On October 31, 2002, Harbor Capital, HCA Securities and Harbor Transfer, Inc. held the following shares of beneficial interest in the Funds:

                                                                 HARBOR CAPITAL,
                                                                HCA SECURITIES AND
                                                                 HARBOR TRANSFER
HARBOR DOMESTIC EQUITY FUNDS                                    ------------------
  Harbor Capital Appreciation Fund..........................             4,909
  Harbor Mid Cap Growth Fund................................           308,508
  Harbor Growth Fund........................................             4,973
  Harbor Small Cap Growth Fund..............................             1,949
  Harbor Large Cap Value Fund...............................            13,538
  Harbor Mid Cap Value Fund.................................           200,000
  Harbor Small Cap Value Fund...............................           200,000
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................................             1,393
  Harbor International Fund II..............................           252,704
  Harbor International Growth Fund..........................             5,222
  Harbor Global Equity Fund.................................           506,345
HARBOR FIXED INCOME FUNDS
  Harbor Bond Fund..........................................            17,870
  Harbor Short Duration Fund................................            10,574
  Harbor Money Market Fund..................................        17,431,163

TRANSFER AGENT

     Harbor Transfer, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services for the year ended October 31, 2002 totaled $7,496.

"NON-INTERESTED" TRUSTEES

     The fees and expenses of the non-interested Trustees allocated to each Fund are shown on each Fund's Statement of Operations. Trustees' fees and expenses for all Funds aggregated $223 for the year ended October 31, 2002.

CUSTODIAN

     Payments to the custodian may be reduced by credit balance arrangements applied to each portfolio. There were no reductions for the fiscal year ended October 31, 2002. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets utilized in connection with credit balance arrangements, if any, in an income-producing asset.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 6--TAX INFORMATION

     The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds' capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The calculation of net investment income or loss per share in the Financial Highlights exclude the following amounts reclassified for the year ended October 31, 2002:

                                                                UNDISTRIBUTED     ACCUMULATED
                                                                NET INVESTMENT    NET REALIZED
                                                                INCOME/(LOSS)     GAIN/(LOSS)     PAID-IN CAPITAL
                                                                --------------    ------------    ---------------
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund..........................       $  (607)         $(35,149)        $ 35,756
  Harbor Mid Cap Growth Fund................................           120                --             (120)
  Harbor Growth Fund........................................           639               127             (766)
  Harbor Small Cap Growth Fund..............................           365                --             (365)
  Harbor Large Cap Value Fund...............................          (126)               --              126
  Harbor Mid Cap Value Fund.................................             6                --               (6)
  Harbor Small Cap Value Fund...............................            29                --              (29)
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................................        (7,779)           (8,087)          15,866
  Harbor International Fund II..............................           131               (24)            (107)
  Harbor International Growth Fund..........................        (1,054)            1,054               --
  Harbor Global Equity Fund.................................            (7)                7               --
HARBOR FIXED INCOME FUNDS
  Harbor Bond Fund..........................................        16,386           (19,139)           2,753
  Harbor Short Duration Fund................................           450            12,769          (13,219)

     As of October 31, 2002, the tax composition of distributions was as follows:

                                                                                   LONG-TERM
                                                                   ORDINARY         CAPITAL
                                                                    INCOME           GAINS             TOTAL
                                                                   --------        ---------           -----
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund..........................       $ 9,070          $     --         $  9,070
  Harbor Mid Cap Growth Fund................................            --                --               --
  Harbor Growth Fund........................................            --                --               --
  Harbor Small Cap Growth Fund..............................            --                --               --
  Harbor Large Cap Value Fund...............................           570                --              570
  Harbor Mid Cap Value Fund.................................            --                --               --
  Harbor Small Cap Value Fund...............................            --                --               --
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................................        32,072           105,975          138,047
  Harbor International Fund II..............................         1,479                --            1,479
  Harbor International Growth Fund..........................            68                --               68
  Harbor Global Equity Fund.................................             6                --                6
HARBOR FIXED INCOME FUNDS
  Harbor Bond Fund..........................................        67,900                --           67,900
  Harbor Short Duration Fund................................         4,396                --            4,396
  Harbor Money Market Fund..................................         2,661                --            2,661

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 6--TAX INFORMATION--CONTINUED

     As of October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                UNDISTRIBUTED    UNDISTRIBUTED      UNREALIZED
                                                                  ORDINARY         LONG-TERM      APPRECIATION/
                                                                   INCOME        CAPITAL GAINS    (DEPRECIATION)
                                                                -------------    -------------    --------------
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund..........................       $ 8,950          $    --         $(524,354)
  Harbor Mid Cap Growth Fund................................            --               --            (2,856)
  Harbor Growth Fund........................................            --               --           (14,058)
  Harbor Small Cap Growth Fund..............................            --               --            (3,256)
  Harbor Large Cap Value Fund...............................           521               --            (9,421)
  Harbor Mid Cap Value Fund.................................            --               --              (510)
  Harbor Small Cap Value Fund...............................            --               --              (338)
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................................        51,199           66,960           582,477
  Harbor International Fund II..............................            --               --           (13,275)
  Harbor International Growth Fund..........................         1,114               --            (4,185)
  Harbor Global Equity Fund.................................             4               --              (663)
HARBOR FIXED INCOME FUNDS
  Harbor Bond Fund..........................................        46,034           11,474             5,517
  Harbor Short Duration Fund................................           175               --                84

     At October 31, 2002, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as listed below:

                                                          CAPITAL LOSS CARRYFORWARDS TO EXPIRE IN:
                                         --------------------------------------------------------------------------
                                          2004      2005      2006      2007      2008        2009          2010         TOTAL
                                          ----      ----      ----      ----      ----        ----          ----         -----
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund...    $   --    $   --    $   --    $   --    $   --    $1,535,346    $1,302,009    $2,837,355
  Harbor Mid Cap Growth Fund.........        --        --        --        --        --         2,096         2,872         4,968
  Harbor Growth Fund.................        --        --        --        --        --            --        74,990        74,990
  Harbor Small Cap Growth Fund.......        --        --        --        --        --           606         8,593         9,199
  Harbor Large Cap Value Fund........        --        --        --        --        --        12,600        10,638        23,238
  Harbor Mid Cap Value Fund..........        --        --        --        --        --            --           292           292
  Harbor Small Cap Value Fund........        --        --        --        --        --            --            22            22
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund II.......        --        --        --        --        --         2,577         9,717        12,294
  Harbor International Growth Fund...        --        --        --        --        --       371,462       182,988       554,450
  Harbor Global Equity Fund..........        --        --        --        --        --           956         1,345         2,301
HARBOR FIXED INCOME FUND
  Harbor Short Duration Fund.........     1,182     2,216        --     2,223     1,654            --            --         7,275

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 6--TAX INFORMATION--CONTINUED

     The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2002 were as follows:

                                                                                        GROSS UNREALIZED           NET UNREALIZED
                                                                                 ------------------------------    APPRECIATION/
                                                              IDENTIFIED COST    APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
                                                              ---------------    ------------    --------------    --------------
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund........................      $5,611,024         $302,817        $(827,105)        $(524,288)
  Harbor Mid Cap Growth Fund..............................          11,977              455           (3,114)           (2,859)
  Harbor Growth Fund......................................          72,509            3,211          (17,269)          (14,058)
  Harbor Small Cap Growth Fund............................         110,319            4,835           (8,095)           (3,260)
  Harbor Large Cap Value Fund.............................         151,931            7,578          (16,999)           (9,421)
  Harbor Mid Cap Value Fund...............................           5,451              145             (655)             (510)
  Harbor Small Cap Value Fund.............................          14,687              901           (1,239)             (338)
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund...............................       2,881,828          938,007         (355,828)          582,179
  Harbor International Fund II............................          60,817            1,973          (15,261)          (13,288)
  Harbor International Growth Fund........................         252,209           11,878          (16,087)           (4,209)
  Harbor Global Equity Fund...............................           4,334               67             (731)             (664)
HARBOR FIXED INCOME FUNDS
  Harbor Bond Fund........................................       1,584,054           30,338          (27,651)            2,687
  Harbor Short Duration Fund..............................         151,323            1,660           (1,576)               84

     Harbor Large Cap Value Fund designates 99.9% of its distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

     Pursuant to Section 852 of the Internal Revenue Code, the Harbor International Fund designates $114,395 and Harbor Bond Fund designates $327 as capital gain dividends for its year ended October 31, 2002.

     The Form 1099 you receive in January, 2003 for each of the Funds will show the tax status of all distributions paid to your account in calendar year 2002.

NOTE 7--SUBSEQUENT EVENTS

MERGER

     At a special meeting of shareholders held on October 22, 2002, the shareholders of Harbor Small Cap Growth Fund approved a merger of their Fund with and into Harbor Growth Fund and shareholders of Harbor International Fund II approved a merger of their Fund with and into Harbor International Fund.

     These mergers provided for the transfer of substantially all of the assets and liabilities of the acquired funds to the acquiring funds in exchange solely for the fund shares of the acquiring funds. The mergers occurred after the close of business on October 31, 2002 and were accounted for as tax-free exchanges as follows:

                                                                                                 ACQUIRED FUND
                                                                                                   UNREALIZED        ACQUIRING FUND
    ACQUIRED                   ACQUIRING                SHARES ISSUED BY      ACQUIRED FUND      APPRECIATION/         NET ASSETS
   HARBOR FUND                HARBOR FUND                ACQUIRING FUND        NET ASSETS        (DEPRECIATION)      BEFORE MERGER
   -----------                -----------               ----------------      -------------      --------------      --------------
Small Cap Growth   Growth...........................         15,822             $103,951            $ (3,243)          $   65,746
International II   International....................          1,703               45,449             (13,205)           3,446,010


                   ACQUIRING FUND
    ACQUIRED         NET ASSETS
   HARBOR FUND      AFTER MERGER
   -----------     --------------
Small Cap Growth     $  169,697
International II      3,491,459

     In connection with the merger of the former Harbor Small Cap Growth Fund with and into Harbor Growth Fund, Harbor Fund's Board of Trustees, on behalf of Harbor Growth Fund, appointed Westfield Capital Management Company LLC (subadviser of the former Harbor Small Cap Growth Fund) as the subadviser of the Harbor Growth Fund, approved changes in certain policies of the Harbor Growth Fund and changed the name of the Harbor Growth Fund to "Harbor Small Cap Growth Fund," all of which were effective on November 1, 2002. William Muggia of Westfield Capital Management Company LLC continues as the portfolio manager of the merged

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 7--SUBSEQUENT EVENTS--CONTINUED

and renamed "Harbor Small Cap Growth Fund." Accordingly, the former Harbor Small Cap Growth Fund is the accounting survivor of this merger and its historical performance for periods prior to October 31, 2002 will be used by the surviving fund.

MANAGEMENT

     James M. Williams has resigned as President of Harbor Fund, effective November 30, 2002. Mr. Williams had been President of Harbor Fund since August, 2000.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Harbor Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Harbor Fund (the Fund) (comprising, respectively, Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund, Harbor International Fund, Harbor International Fund II, Harbor International Growth Fund, Harbor Global Equity Fund, Harbor Bond Fund, Harbor Short Duration Fund, Harbor Money Market Fund) as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended October 31, 1999 were audited by other auditors whose report, dated December 14, 1999, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Harbor Fund at October 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/ Ernst & Young LLP
Boston, Massachusetts
December 6, 2002

HARBOR FUND
ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES AND OFFICERS
(As of December 2002)

Information pertaining to the Trustees and officers of Harbor is set forth below. The statement of additional information (SAI) includes additional information about the Funds Trustees and is available without charge, upon request, by calling 1-800-422-1050 or can be downloaded from our website at www.harborfund.com.

                                                                                                              NUMBER OF
                                 TERM OF                                                                    PORTFOLIOS IN
                                OFFICE AND                                                                  FUND COMPLEX
NAME, ADDRESS AND (AGE)         LENGTH OF                       PRINCIPAL OCCUPATION(S)                      OVERSEEN BY
POSITION(S) WITH FUND         TIME SERVED(1)                   DURING PAST FIVE YEARS(2)                       TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
                                                 DISINTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
Howard P. Colhoun (66)                        Retired. General Partner, Emerging Growth Partners, L.P.           13
Trustee                       Since 1986      (investing in small companies) (1982-1996); Director,
  14114 Mantua Mill Road                      Storage U.S.A. (1995-Present); and Vice President and
  Gylndon, MD 21071                           Director of Mutual Funds, T. Rowe Price Associates, Inc.
                                              (prior to 1982).

John P. Gould (63)                            Director of Unext.com (1999-Present); President, Cardean           13
Trustee                       Since 1994      University (1999-2001); Steven G. Rothmeier Professor
  332 S. Michigan Avenue                      (1996-Present) and Distinguished Service Professor of
  13th Floor                                  Economics, Graduate School of Business, University of
  Chicago, IL 60604                           Chicago (1984-Present, on faculty since 1965); Trustee of
                                              Milwaukee Mutual (1997-Present); and Principal and Executive
                                              Vice President of Lexecon Inc. (1994-Present).

Rodger F. Smith (61)                          Partner, Greenwich Associates (a business strategy,                13
Trustee                       Since 1987      consulting and research firm) (1975-Present); and Director
  Office Park Eight                           of Arlington Capital Management (C.I.) Limited
  Greenwich, CT 06830                         (1992-Present).
-------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
David G. Van Hooser (56)                      President (2002-Present), Director and Chairman of the Board       13
Chairman and Trustee          Since 2000      (2000-Present), Harbor Capital Advisors, Inc.; Director, HCA
President                     Since 2002      Securities, Inc. (2000-Present); Director, Harbor Transfer,
  One SeaGate                                 Inc. (2000-Present); Senior Vice President and Chief
  Toledo, OH 43666                            Financial Officer, Owens-Illinois, Inc. (1998-2001); and
                                              Senior Vice President and Director of Corporate Strategy,
                                              Owens-Illinois, Inc. (1996-1998).
-------------------------------------------------------------------------------------------------------------------------
                                   INTERESTED PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------
                                              Senior Vice President, (1991-Present), Director of Administration
                                              (1997-Present), Director and Secretary (1988- Present), Treasurer
                                              (1988-2000), Vice President (1988-1991) and Director of Accounting and
Constance L. Souders (52)                     Fiduciary Operations (1992-1996), Harbor Capital Advisors, Inc.; President
Vice President                Since 1999      (2000-Present), Director (1991-Present) and Vice President, Secretary, and
Treasurer                     Since 1992      Treasurer (1992-2000), Harbor Transfer, Inc.; and President (2002-Present),
  One SeaGate                                 Vice President (2000-2002) and Secretary (2000-Present) and Director
  Toledo, OH 43666                            (1989-Present), HCA Securities, Inc.

Karen B. Wasil (50)                           Assistant Secretary (1997-Present), Director (1999-2000) and Regulatory and
Secretary                     Since 1999      Legal Compliance Manager (1995-Present), Harbor Capital Advisors, Inc.;
  One SeaGate                                 Secretary (2000-Present) Director (1999-2000), Harbor Transfer, Inc.; and
  Toledo, OH 43666                            Director (1999-2000), HCA Securities, Inc.


NAME, ADDRESS AND (AGE)         OTHER DIRECTORSHIPS
POSITION(S) WITH FUND             HELD BY TRUSTEE
-----------------------------------------------------
                               DISINTERESTED TRUSTEES
-----------------------------------------------------
Howard P. Colhoun (66)                  N/A
Trustee
  14114 Mantua Mill Road
  Gylndon, MD 21071

John P. Gould (63)            Trustee of Dimensional
Trustee                       Fund Advisors, Inc., 28
  332 S. Michigan Avenue      series (1986-Present);
  13th Floor                  Trustee and Chairman
  Chicago, IL 60604           Pegasus Funds
                              (1996-1999); Trustee of
                              First Prairie Funds
                              (1985-1996); and Trustee
                              of Woodward Funds
                              (1996).

Rodger F. Smith (61)                    N/A
Trustee
  Office Park Eight
  Greenwich, CT 06830
----------------------------------------------------
                                 INTERESTED TRUSTEE
----------------------------------------------------
David G. Van Hooser (56)                N/A
Chairman and Trustee
President
  One SeaGate
  Toledo, OH 43666
----------------------------------------------------
                                INTERESTED PRINCIPAL
                                OFFICERS WHO ARE NOT
                                      TRUSTEES
----------------------------------------------------
Constance L. Souders (52)
Vice President
Treasurer
  One SeaGate
  Toledo, OH 43666

Karen B. Wasil (50)
Secretary
  One SeaGate
  Toledo, OH 43666

-------------------------
(1) Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
(2) On June 7, 2001, a wholly-owned subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of the predecessor adviser to Harbor Fund, also named "Harbor Capital Advisors, Inc." That wholly owned subsidiary of Robeco Groep N.V. assumed the name "Harbor Capital Advisors, Inc." as part of the acquisition. Another subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of liabilities of Harbor Transfer, Inc. and assumed the name "Harbor Transfer, Inc." On September 20, 2001, a wholly-owned subsidiary of Robeco Groep, N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of HCA Securities, Inc. and assumed the name "HCA Securities, Inc." Accordingly, for periods prior to June 7, 2001 with respect to Harbor Capital Advisors, Inc. and Harbor Transfer, Inc. and for periods prior to September 20, 2001 with respect to HCA Securities, Inc., employment with Harbor Capital Advisors, Inc., Harbor Transfer, Inc. and HCA Securities, Inc. refers to employment with the predecessor entities.

HARBOR FUND
ADDITIONAL INFORMATION--(UNAUDITED)--CONTINUED

SPECIAL MEETING OF SHAREHOLDERS

     On October 22, 2002, a special meeting of shareholders of Harbor Small Cap Growth Fund and Harbor International Fund was held for the purpose of voting on the following matters:

                                                                   FOR           AGAINST          ABSTAIN
                                                                   ---           -------          -------
HARBOR SMALL CAP GROWTH FUND
The approval of an agreement and plan of merger between
  Harbor Small Cap Growth Fund and Harbor Growth Fund.          5,480,340           79,515             4,252
HARBOR INTERNATIONAL FUND II
The approval of an agreement and plan of merger between
  Harbor International Fund II and Harbor International
  Fund.                                                         3,545,927          460,266            11,796

        (This document must be preceded or accompanied by a Prospectus.)

TRUSTEES AND OFFICERS                                                                 SHAREHOLDER SERVICING AGENT

DAVID G. VAN HOOSER                     Chairman, President and Trustee               HARBOR TRANSFER, INC.
                                                                                      P.O. Box 10048
HOWARD P. COLHOUN                       Trustee                                       Toledo, Ohio 43699-0048
                                                                                      1-800-422-1050
JOHN P. GOULD                           Trustee
                                                                                      CUSTODIAN
RODGER F. SMITH                         Trustee
                                                                                      STATE STREET BANK AND TRUST COMPANY
CONSTANCE L. SOUDERS                    Vice President and Treasurer                  P.O. Box 1713
                                                                                      Boston, MA 02105
KAREN B. WASIL                          Secretary
                                                                                      INDEPENDENT AUDITORS
INVESTMENT ADVISER
                                                                                      ERNST & YOUNG LLP
HARBOR CAPITAL ADVISORS, INC.                                                         200 Clarendon Street
One SeaGate                                                                           Boston, MA 02116
Toledo, OH 43666

DISTRIBUTOR AND PRINCIPAL UNDERWRITER                                                 LEGAL COUNSEL

HCA SECURITIES, INC.                                                                  HALE AND DORR LLP
One SeaGate                                                                           60 State Street
Toledo, OH 43666                                                                      Boston, MA 02109
(419) 247-2477

                               [HARBOR FUND LOGO]
                                  One SeaGate
                               Toledo, Ohio 43666
                                 1-800-422-1050
                               www.harborfund.com

12/2002/291,000                                            [RECYCLED PAPER LOGO]
                                                                  recycled paper